UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05430

SSGA FUNDS

(Exact name of registrant as specified in charter)

One Lincoln Street, Boston, Massachusetts 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Joshua A. Weinberg, Esq. Managing Director and Managing Counsel SSGA Funds Management, Inc. One Lincoln Street Boston, Massachusetts 02111	Timothy W. Diggins, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02110-2624

Registrant’s telephone number, including area code: (617) 664-7037

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Item 1.	Shareholder Report.

Annual Report

August 31, 2017

SSGA Funds

SSGA Dynamic Small Cap Fund

SSGA Enhanced Small Cap Fund

State Street Disciplined Emerging Markets Equity Fund

SSGA International Stock Selection Fund

SSGA High Yield Bond Fund

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

SSGA Funds

Annual Report

August 31, 2017

“SSGA” is a registered trademark of State Street Corporation and is licensed for use by the SSGA Funds.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

SSGA Dynamic Small Cap Fund

Management Discussion of Fund Performance — August 31, 2017 (Unaudited)

The SSGA Dynamic Small Cap Fund (the “Fund”) seeks to maximize the total return through investment in equity securities. The Fund’s benchmark is the Russell 2000® Index (the “Index”).

For the 12-month period ended August 31, 2017 (the “Reporting Period”), the total return for the Fund’s Class N was 11.74%, and the Index was 14.91%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund underperformed the Index during the Reporting Period. Value, Sentiment, and Quality were primary drivers of Fund performance during the Reporting Period. Following the U.K.’s vote to leave the European Union in June of 2016, the stock market became very defensive for a brief period of time, with the U.S. ten year treasury yield hitting a low of approximately 1.36% in early July. This defensive period did not impact the Reporting Period because from this point forward, the market shrugged off the risk associated with the Brexit vote and resumed a risk-on stance in the belief that economic fundamentals were improving regardless of the vote in the U.K. U.S. treasuries began to sell off and the yield on the ten year began to rise, hitting a two-year high of 2.60% by mid-December 2016. The Fund performed positively in this market environment as the portfolio was tilted towards riskier names in its Russell 2000 universe of stocks. Then, the surprise outcome of the U.S. presidential election further accelerated the risk-on trade. With the Republican party gaining control of the White House, the Senate, and the House of Representatives, the market began pricing in much higher economic growth in anticipation of deregulation, tax cuts, and a generally more positive environment for business. The Fund’s stock selection model performed extremely well in this environment, with especially strong performance from the investment model’s value and quality factors, driving the Fund to outperform its benchmark by 1.24% in the fourth quarter of calendar year 2016.

Moving into 2017, the market began to reassess and doubt the growth and policy expectations it had priced-in during the fourth quarter of 2016, and a reversal out of cyclical sectors and into more defensive sectors ensued. Perhaps the most frequently cited cause of this, is the lack of progress by the United States government on pro-growth policies such as tax reform or deregulation. The cyclical, pro-growth sectors that had done so well during the reflation trade of 2016, such as financials, energy, and industrials, suddenly became the worst performers in 2017. Conversely, some of the most defensive sectors that had lagged in 2016 were now the best performers. This included sectors such as healthcare, utilities, and information technology. As market leadership rotated to a defensive posture, the investment model struggled to adjust to the changing environment and the Fund underperformed its benchmark by 1.93% and 1.62%, respectively, during the first and second quarter of calendar year 2017.

During the period in question, valuation has been the single largest detractor of the Fund’s performance. As market leadership rotated strongly into defensives, the investment model’s valuation factor performed extremely poorly as investors bid up the prices of the most expensive stocks in a search for growth at any price. This was especially true in the information technology sector, where stocks are generally considered to be expensive, but are also capable of providing price appreciation in low economic-growth environments. The second largest detractor from performance was the investment model’s quality factor. It is frequently the case that expensive stocks are also considered to be low quality, and they are considered low quality either because of excessive debt, negative earnings, or poor cash flow generation; but they can also be viewed by some investors as offering a better probability of high growth. During the first half of calendar year 2017, expensive, low-quality stocks performed very well, and up-ended the strategy’s investment model, resulting in negative relative performance for the Fund. Normally, we would expect the investment model’s sentiment factor to take up the slack when valuation and quality are not working. Indeed, sentiment was a positive contributor to performance over the period, however, the extreme underperformance of the other two factors overwhelmed the entire investment model.

On an individual security level, the top positive contributors to the Fund’s performance were Coherent, Inc., Green Dot Corporation and Tesaro, Inc. The top negative contributors to the Fund’s performance were Express, Inc., Dean Foods Company, and Pier 1 Imports, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

See accompanying notes to financial statements.

Dynamic Small Cap Fund	1

SSGA Dynamic Small Cap Fund

Portfolio Management Discussion and Analysis — August 31, 2017 (Unaudited)

Objective:  The Fund seeks to maximize total return through investment in equity securities.

Invests in:  At least 80% of net assets (plus borrowings, if any) will be invested in equity securities of companies in the Russell 2000 Index, the Fund’s benchmark.

Strategy:  SSGA Funds Management, Inc. (the “Adviser”) employs a proprietary quantitative multi-factor stock-selection model to select securities while controlling risk exposure of the Fund relative to the Fund’s benchmark. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers, industries and/or sectors (such as measures of growth potential, valuation, quality and investor sentiment) and based on other historical quantitative metrics to past performance.

Past performance is not a guarantee of future results.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Line graph is based on cumulative total return.

*	Assumes initial investment on September 1, 2007.

†

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

See accompanying notes to financial statements.

2	Dynamic Small Cap Fund

SSGA Dynamic Small Cap Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2017 (Unaudited)

Performance Summary

Average Annual Total Returns as of 8/31/2017

Class N	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	11.74%	14.00%	5.65%
Russell 2000 Index	14.91%	13.15%	7.38%
Class A	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	11.58%	13.85%	5.57%
Adjusted for the Maximum Sale Charge (Max 5.25% load)	5.73%	12.63%	5.00%
Russell 2000 Index	14.91%	13.15%	7.38%
Class I	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	11.88%	14.05%	5.68%
Russell 2000 Index	14.91%	13.15%	7.38%
Class K	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	11.98%	14.17%	5.73%
Russell 2000 Index	14.91%	13.15%	7.38%

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. Class N, Class I, and Class K are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees and the maximum sales load of Class A. Unadjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Class I and K shares on July 7, 2014, reflects the historical performance of the Fund’s Class N shares. Had the Fund’s Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the SSGA Dynamic Small Cap Fund as stated in the Fees and Expenses table of the prospectus dated December 19, 2016 (as supplemented May 1, 2017) is 2.26%, 2.46%, 2.21%, and 2.01% for Class N, A, I, and K, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

See accompanying notes to financial statements.

Dynamic Small Cap Fund	3

SSGA Dynamic Small Cap Fund

Portfolio Statistics (Unaudited)

Top Five Holdings — as of August 31, 2017

Description	Market Value	% of Net Assets
Aaron’s, Inc.	$231,311	0.9
CNO Financial Group, Inc.	226,428	0.8
Meritor, Inc.	219,791	0.8
Dana, Inc.	218,868	0.8
Cirrus Logic, Inc.	215,454	0.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown — as of August 31, 2017*

Industry	% of Net Assets
Real Estate Investment Trusts (REITs)	11.8%
Banks	8.1
Electronic Equipment, Instruments & Components	6.4
Specialty Retail	4.9
Commercial Services & Supplies	4.3
Hotels, Restaurants & Leisure	4.2
Semiconductors & Semiconductor Equipment	4.2
Machinery	3.9
Insurance	3.8
Health Care Providers & Services	3.7
Biotechnology	3.4
Trading Companies & Distributors	3.4
Auto Components	2.9
IT Services	2.8
Chemicals	2.7
Thrifts & Mortgage Finance	2.7
Professional Services	2.5
Health Care Equipment & Supplies	2.0
Metals & Mining	2.0
Food Products	1.7
Aerospace & Defense	1.6
Construction & Engineering	1.5
Life Sciences Tools & Services	1.3
Gas Utilities	1.1
Household Durables	1.1
Pharmaceuticals	1.0

Industry	% of Net Assets
Software	1.0%
Capital Markets	0.8
Internet & Catalog Retail	0.8
Oil, Gas & Consumable Fuels	0.8
Communications Equipment	0.7
Consumer Finance	0.7
Containers & Packaging	0.7
Health Care Technology	0.7
Independent Power Producers & Energy Traders	0.7
Energy Equipment & Services	0.5
Internet Software & Services	0.5
Building Products	0.4
Multiline Retail	0.4
Paper & Forest Products	0.4
Diversified Consumer Services	0.3
Food & Staples Retailing	0.3
Industrial Conglomerates	0.3
Leisure Equipment & Products	0.3
Household Products	0.2
Media	0.2
Multi-Utilities	0.2
Textiles, Apparel & Luxury Goods	0.1
Short-Term Investments	2.4
Liabilities in Excess of Other Assets	(2.4)

Total	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

See accompanying notes to financial statements.

4	Dynamic Small Cap Fund

SSGA Dynamic Small Cap Fund

Schedule of Investments — August 31, 2017

Security Description	Shares	Value

Common Stocks - 100.0%
Consumer Discretionary - 14.4%
Aaron’s, Inc.	5,225	$231,311
Asbury Automotive Group, Inc. (a)	2,796	150,565
Big 5 Sporting Goods Corp. (b)	3,909	29,904
Big Lots, Inc. (b)	2,238	106,529
Bloomin’ Brands, Inc.	9,505	161,680
Bob Evans Farms, Inc.	2,660	182,955
Brinker International, Inc.	624	19,481
Burlington Stores, Inc. (a)	1,820	158,577
Capella Education Co.	817	55,025
Chico’s FAS, Inc.	11,694	89,810
Children’s Place, Inc. (b)	1,752	185,975
Churchill Downs, Inc.	987	192,860
Cooper Tire & Rubber Co. (b)	3,660	122,976
Cooper-Standard Holdings, Inc. (a)	1,632	164,147
Dana, Inc.	9,093	218,868
Dave & Buster’s Entertainment, Inc. (a)	2,452	143,344
DSW, Inc. Class A	7,626	141,310
Flexsteel Industries, Inc.	192	8,736
Francesca’s Holdings Corp. (a)	1,474	10,701
Group 1 Automotive, Inc.	2,292	137,566
Haverty Furniture Cos., Inc.	317	7,434
ILG, Inc.	846	22,334
Johnson Outdoors, Inc. Class A	1,097	69,989
K12, Inc. (a)	1,602	28,708
La-Z-Boy, Inc.	2,757	65,754
Libbey, Inc.	1,465	11,969
Malibu Boats, Inc. Class A (a)	851	22,951
Marriott Vacations Worldwide Corp.	1,180	137,305
Office Depot, Inc.	20,981	90,008
Pier 1 Imports, Inc.	23,529	98,586
Ruth’s Hospitality Group, Inc.	8,625	168,619
Speedway Motorsports, Inc.	230	4,786
Stoneridge, Inc. (a)	830	13,745
Superior Industries International, Inc.	1,583	23,191
Taylor Morrison Home Corp. Class A (a)	8,144	164,672
Tenneco, Inc.	3,147	170,567
TopBuild Corp. (a)	1,047	62,139
Tower International, Inc.	2,733	61,356
Townsquare Media, Inc. Class A (a)	4,076	40,678
Unifi, Inc. (a)	448	13,924
Vail Resorts, Inc.	505	115,115

		3,906,150

Consumer Staples - 2.1%
Central Garden & Pet Co. Class A (a)	1,415	48,237
Fresh Del Monte Produce, Inc.	3,661	172,031
Ingles Markets, Inc. Class A	763	16,748
Lancaster Colony Corp.	422	49,150
Omega Protein Corp.	1,527	24,127

Security Description	Shares	Value
Sanderson Farms, Inc.	1,425	$210,216
SpartanNash Co.	2,524	62,191

		582,700

Energy - 1.3%
Archrock, Inc.	11,413	116,413
Frontline, Ltd. (b)	4,344	21,199
Matrix Service Co. (a)	1,667	19,754
Penn Virginia Corp. (a)	208	8,008
Renewable Energy Group, Inc. (a)(b)	1,925	23,292
REX American Resources Corp. (a)	287	24,860
Scorpio Tankers, Inc. (b)	5,650	22,995
Ship Finance International, Ltd. (b)	6,417	83,742
Ultra Petroleum Corp. (a)	2,863	22,303

		342,566

Financials - 21.3%
AG Mortgage Investment Trust, Inc. REIT	8,975	172,948
Anworth Mortgage Asset Corp. REIT	18,507	112,152
Ares Commercial Real Estate Corp. REIT	4,973	65,594
Argo Group International Holdings, Ltd.	3,146	189,389
Banner Corp.	2,477	136,532
Boston Private Financial Holdings, Inc.	11,349	166,830
Capitol Federal Financial, Inc.	3,039	41,695
Central Pacific Financial Corp.	5,327	154,483
Cherry Hill Mortgage Investment Corp. REIT	7,975	147,378
CNO Financial Group, Inc.	10,131	226,428
CYS Investments, Inc. REIT	22,567	198,364
Dynex Capital, Inc. REIT	8,090	57,844
Employers Holdings, Inc.	4,284	180,571
Essent Group, Ltd. (a)	4,948	193,368
First American Financial Corp.	1,909	93,656
First Commonwealth Financial Corp.	3,579	45,131
First Financial Corp.	3,609	156,631
First Interstate BancSystem, Inc. Class A	292	10,278
First Merchants Corp.	3,909	153,506
Flushing Financial Corp.	6,147	168,059
Green Dot Corp. Class A (a)	4,102	197,634
HCI Group, Inc.	631	24,603
Houlihan Lokey, Inc.	1,609	58,004
Independent Bank Corp.	7,899	161,140
Infinity Property & Casualty Corp.	761	67,310
International Bancshares Corp.	1,347	48,425
Invesco Mortgage Capital, Inc. REIT	11,044	187,527
Investors Bancorp, Inc.	14,959	195,813
James River Group Holdings, Ltd.	2,145	85,543
Lakeland Financial Corp.	905	39,331
MGIC Investment Corp. (a)	18,450	211,253

See accompanying notes to financial statements.

Dynamic Small Cap Fund	5

SSGA Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2017

Security Description	Shares	Value

MTGE Investment Corp. REIT	6,555	$125,856
New Residential Investment Corp. REIT	9,732	160,383
OM Asset Management PLC	11,626	164,275
PennyMac Mortgage Investment Trust REIT	10,411	180,006
Peoples Bancorp, Inc.	5,291	164,339
Prosperity Bancshares, Inc.	1,262	75,405
Provident Financial Services, Inc.	2,607	64,784
Redwood Trust, Inc. REIT	8,419	140,429
Sandy Spring Bancorp, Inc.	4,552	175,571
Selective Insurance Group, Inc.	2,756	138,902
State Bank Financial Corp.	2,399	64,461
United Community Banks, Inc.	5,204	135,876
United Community Financial Corp.	4,821	43,823
Universal Insurance Holdings, Inc.	1,165	24,989
Washington Federal, Inc.	5,934	185,438

		5,791,957

Health Care - 12.1%
AMAG Pharmaceuticals, Inc. (a)(b)	2,600	43,420
Amedisys, Inc. (a)	794	41,479
AMN Healthcare Services, Inc. (a)	1,140	42,579
Anavex Life Sciences Corp. (a)	1,545	6,860
Atrion Corp.	41	25,508
BioSpecifics Technologies Corp. (a)	646	30,459
Bluebird Bio, Inc. (a)(b)	472	58,929
Catalent, Inc. (a)	3,767	155,539
Chemed Corp. (b)	1,060	209,127
Clovis Oncology, Inc. (a)	60	4,564
CorVel Corp. (a)	3,232	167,741
Cotiviti Holdings, Inc. (a)(b)	415	14,828
CTI BioPharma Corp. (a)	192	624
Cytokinetics, Inc. (a)	3,588	53,282
CytomX Therapeutics, Inc. (a)	805	13,910
Emergent BioSolutions, Inc. (a)	1,817	67,829
Enanta Pharmaceuticals, Inc. (a)	375	16,072
Enzo Biochem, Inc. (a)	1,804	20,295
Exact Sciences Corp. (a)(b)	1,526	63,924
Exelixis, Inc. (a)	1,944	56,843
FibroGen, Inc. (a)	194	9,351
Galectin Therapeutics, Inc. (a)	250	430
Haemonetics Corp. (a)	1,498	64,444
Halozyme Therapeutics, Inc. (a)	662	8,613
Halyard Health, Inc. (a)	850	38,496
HealthSouth Corp.	4,634	212,005
HMS Holdings Corp. (a)	9,807	173,780
INC Research Holdings, Inc. Class A (a)	3,645	213,961
Innoviva, Inc. (a)	6,524	91,597
Insmed, Inc. (a)	277	3,440
Kite Pharma, Inc. (a)(b)	490	87,215
Lexicon Pharmaceuticals, Inc. (a)(b)	466	7,055
LHC Group, Inc. (a)	738	48,154

Security Description	Shares	Value
Ligand Pharmaceuticals, Inc. (a)	265	$34,151
Luminex Corp.	583	11,269
Masimo Corp. (a)	2,168	182,936
Matinas BioPharma Holdings, Inc. (a)(b)	26,963	34,513
Medpace Holdings, Inc. (a)(b)	202	6,593
MiMedx Group, Inc. (a)(b)	989	16,091
Myriad Genetics, Inc. (a)(b)	2,527	77,048
National HealthCare Corp.	832	51,867
OraSure Technologies, Inc. (a)	1,365	27,860
Orthofix International NV (a)	1,983	97,583
Ovid therapeutics, Inc. (a)(b)	4,647	43,775
Owens & Minor, Inc.	1,308	36,546
PDL BioPharma, Inc. (a)	20,196	63,012
Phibro Animal Health Corp. Class A	572	20,306
Portola Pharmaceuticals, Inc. (a)	708	44,923
PRA Health Sciences, Inc. (a)	1,444	111,766
Sage Therapeutics, Inc. (a)(b)	285	23,441
Utah Medical Products, Inc.	551	39,755
Vanda Pharmaceuticals, Inc. (a)	1,144	19,677
VBI Vaccines, Inc. (a)	9,611	34,407
WellCare Health Plans, Inc. (a)	941	164,374
West Pharmaceutical Services, Inc.	927	80,686

		3,274,932

Industrials - 17.8%
AAR Corp.	5,363	193,390
ABM Industries, Inc.	830	36,877
ACCO Brands Corp. (a)	12,786	140,007
Aircastle, Ltd.	8,112	181,871
Applied Industrial Technologies, Inc.	3,287	187,359
Argan, Inc.	1,075	68,101
Barnes Group, Inc.	3,359	210,005
Brady Corp. Class A	4,765	158,913
Briggs & Stratton Corp.	7,709	161,426
CRA International, Inc.	4,624	173,539
Curtiss-Wright Corp.	1,145	110,859
Deluxe Corp.	1,119	77,603
EMCOR Group, Inc.	2,728	180,157
ESCO Technologies, Inc.	1,513	82,383
GATX Corp. (b)	2,267	137,335
Greenbrier Cos., Inc. (b)	4,074	174,774
ICF International, Inc. (a)	1,753	84,232
Insperity, Inc.	1,538	123,501
Kforce, Inc.	5,276	94,968
Kimball International, Inc. Class B	10,336	175,298
MasTec, Inc. (a)	3,634	148,267
McGrath RentCorp	4,386	177,063
Meritor, Inc. (a)	11,067	219,791
Miller Industries, Inc.	718	18,022
Navigant Consulting, Inc. (a)	3,849	59,005
NCI Building Systems, Inc. (a)	1,451	24,377
Neff Corp. Class A (a)	8,264	206,187
On Assignment, Inc. (a)	1,201	57,288

See accompanying notes to financial statements.

6	Dynamic Small Cap Fund

SSGA Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2017

Security Description	Shares	Value

Quad/Graphics, Inc.	3,080	$58,705
Raven Industries, Inc.	2,582	72,296
RPX Corp. (a)	5,232	68,330
Rush Enterprises, Inc. Class A (a)	4,667	191,300
Simpson Manufacturing Co., Inc.	1,861	81,474
SP Plus Corp. (a)	3,889	143,504
Steelcase, Inc. Class A	2,337	30,848
Tetra Tech, Inc.	3,962	168,781
TriNet Group, Inc. (a)	836	29,870
Vectrus, Inc. (a)	4,929	140,871
Wabash National Corp. (b)	8,497	178,607

		4,827,184

Information Technology - 16.5%
Advanced Energy Industries, Inc. (a)	2,629	193,337
Alpha & Omega Semiconductor, Ltd. (a)	861	13,673
Anixter International, Inc. (a)	2,193	161,843
Aspen Technology, Inc. (a)	1,233	77,987
Benchmark Electronics, Inc. (a)	5,602	182,065
Cirrus Logic, Inc. (a)	3,716	215,454
Convergys Corp.	4,681	110,003
CSG Systems International, Inc.	4,494	173,963
Diodes, Inc. (a)	7,115	200,216
Entegris, Inc. (a)	8,374	213,118
ePlus, Inc. (a)	2,375	198,787
EVERTEC, Inc.	9,280	170,752
Forrester Research, Inc.	151	6,153
Hackett Group, Inc.	304	4,153
Insight Enterprises, Inc. (a)	4,432	177,634
InterDigital, Inc.	2,739	195,428
Itron, Inc. (a)	2,871	208,435
IXYS Corp. (a)	430	9,890
j2 Global, Inc.	1,871	140,849
ManTech International Corp. Class A	2,994	120,419
Methode Electronics, Inc.	4,330	177,097
Nanometrics, Inc. (a)	5,807	149,762
Novanta, Inc. (a)	1,056	41,290
Perficient, Inc. (a)	759	13,890
Plexus Corp. (a)	2,975	154,938
Progress Software Corp.	5,698	191,339
Rudolph Technologies, Inc. (a)	7,435	165,057
Sanmina Corp. (a)	5,380	201,481
ScanSource, Inc. (a)	369	14,483
Science Applications International Corp.	2,352	173,766
Travelport Worldwide, Ltd.	14,021	212,278
Vishay Intertechnology, Inc. (b)	11,812	209,072
Zix Corp. (a)	1,084	5,756

		4,484,368

Materials - 5.8%
Chase Corp.	824	77,044
Greif, Inc. Class A	2,993	180,927

Security Description	Shares	Value
Hawkins, Inc.	94	$3,351
Innophos Holdings, Inc.	4,094	186,932
Innospec, Inc.	2,203	122,266
Kaiser Aluminum Corp.	1,861	179,251
Koppers Holdings, Inc. (a)	3,598	141,042
Materion Corp.	4,531	173,084
PH Glatfelter Co.	4,682	81,092
Rayonier Advanced Materials, Inc.	873	11,978
Schweitzer-Mauduit International, Inc.	790	29,965
Trinseo SA	2,964	198,292
Worthington Industries, Inc.	3,902	194,944

		1,580,168

Real Estate - 6.7%
Chesapeake Lodging Trust REIT	6,915	176,955
DiamondRock Hospitality Co. REIT	17,370	190,896
First Industrial Realty Trust, Inc. REIT	2,391	74,073
GEO Group, Inc. REIT	2,498	69,045
Hersha Hospitality Trust REIT	9,244	171,384
Medical Properties Trust, Inc. REIT	4,480	58,957
Potlatch Corp. REIT	1,864	89,099
PS Business Parks, Inc. REIT	1,368	184,831
Ryman Hospitality Properties, Inc. REIT	3,182	189,074
Select Income REIT	2,700	62,667
Summit Hotel Properties, Inc. REIT	10,961	162,661
Sunstone Hotel Investors, Inc. REIT	12,790	202,082
Xenia Hotels & Resorts, Inc. REIT	9,584	191,297

		1,823,021

Utilities - 2.0%
NorthWestern Corp.	853	51,453
NRG Yield, Inc. Class A	10,199	185,520
ONE Gas, Inc.	1,525	114,741
Southwest Gas Holdings, Inc.	2,232	177,488

		529,202

Total Common Stocks (cost $24,567,927)		27,142,248

Rights - 0.0% (c)
Health Care - 0.0% (c)
Durata Therapeutics, Inc. (CVR) (expiring 12/31/18) (a)(d) (cost $0)	224	—

Short-Term Investments - 2.4%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.97% (e)(f)	104,563	104,563

See accompanying notes to financial statements.

Dynamic Small Cap Fund	7

SSGA Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2017

Security Description	Shares	Value

State Street Navigator Securities Lending Government Money Market Portfolio (e)(g)	554,024	$554,024

Total Short-Term Investments (cost $658,587)		658,587

Total Investments - 102.4% (cost $25,226,514)		27,800,835

Liabilities in Excess of Other Assets - (2.4)%		(640,314)

Net Assets - 100.0%		$27,160,521

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at August 31, 2017.
(c)	Amount is less than 0.05% of net assets.
(d)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of August 31, 2017, total aggregate fair value of the security is $0, representing 0.0% of the Fund’s net assets.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended August 31, 2017 are shown in the Affiliate Table below.
(f)	The rate shown is the annualized seven-day yield at August 31, 2017.
(g)	Investment of cash collateral for securities loaned.
CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

During the period ended August 31, 2017, average notional value related to futures contracts was $102,618 or less than 0.5% of net assets.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Assets:

Investments:
Common Stocks
Consumer Discretionary	$3,906,150	$—	$—		$3,906,150
Consumer Staples	582,700	—	—		582,700
Energy	342,566	—	—		342,566
Financials	5,791,957	—	—		5,791,957
Health Care	3,274,932	—	—		3,274,932
Industrials	4,827,184	—	—		4,827,184
Information Technology	4,484,368	—	—		4,484,368
Materials	1,580,168	—	—		1,580,168
Real Estate	1,823,021	—	—		1,823,021
Utilities	529,202	—	—		529,202
Rights
Health Care	—	—	0	(a)	0
Short-Term Investments	658,587	—	—		658,587

Total Investments	$27,800,835	$—	$0		$27,800,835

(a)	Fund held a Level 3 security that was valued at $0 at August 31, 2017.

See accompanying notes to financial statements.

8	Dynamic Small Cap Fund

SSGA Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2017

Affiliate Table

	Number of Shares Held at 8/31/16	Value At 8/31/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 8/31/17	Value at 8/31/17	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$2,235,445	$2,130,882	$—	$—	104,563	$104,563	$475
State Street Institutional U.S. Government Money Market Fund, Premier Class	387,345	387,345	4,301,613	4,688,958	—	—	—	—	1,069
State Street Navigator Securities Lending Government Money Market Portfolio*	6,575,217	6,575,217	4,528,582	10,549,775	—	—	554,024	554,024	11,793

Total		$6,962,562	$11,065,640	$17,369,615	$—	$—		$658,587	$13,337

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

Dynamic Small Cap Fund	9

SSGA Enhanced Small Cap Fund

Management Discussion of Fund Performance — August 31, 2017 (Unaudited)

The SSGA Enhanced Small Cap Fund (the “Fund”) seeks to maximize total return through investment primarily in small capitalization equity securities. The Fund’s benchmark is the Russell 2000® Index (the “Index”).

For the 12-month period ended August 31, 2017 (the “Reporting Period”), the total return for the Fund’s Class N was 13.40%, and the Index was 14.91%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund underperformed the Index over the Reporting Period. Value, Sentiment, and Quality were primary drivers of Fund performance during the Reporting Period. Following the U.K.’s vote to leave the European Union in June of 2016, the stock market became very defensive for a brief period of time, with the U.S. ten year treasury yield hitting a low of approximately 1.36% in early July. This defensive period did not impact the Reporting Period, because from this point forward, the market shrugged off the risk associated with the Brexit vote and resumed a risk-on stance in the belief that economic fundamentals were improving regardless of the vote in the U.K. U.S. treasuries began to sell off and the yield on the ten year began to rise, hitting a two-year high of 2.60% by mid-December 2016. The Fund performed positively in this market environment as the portfolio was tilted towards riskier names in its Russell 2000 universe of stocks. Then, the surprise outcome of the U.S. presidential election further accelerated the risk-on trade. With the Republican party gaining control of the White House, the Senate, and the House of Representatives, the market began pricing in much higher economic growth in anticipation of deregulation, tax cuts, and a generally more positive environment for business. The Fund’s stock selection model performed extremely well in this environment, with especially strong performance from the investment model’s value and quality factors, driving the Fund to outperform its benchmark by 1.67% in the fourth quarter of calendar year 2016.

Moving into 2017, the market began to reassess and doubt the growth and policy expectations it had priced-in during the fourth quarter of 2016, and a reversal out of cyclical sectors and into more defensive sectors ensued. Perhaps the most frequently cited cause of this, is the lack of progress by the United States government on pro-growth policies such as tax reform or deregulation. The cyclical, pro-growth sectors that had done so well during the reflation trade of 2016, such as financials, energy, and industrials, suddenly became the worst performers in 2017. Conversely, some of the most defensive sectors that had lagged in 2016 were now the best performers. This included sectors such as healthcare, utilities, and information technology. As market leadership rotated to a defensive posture, the investment model struggled to adjust to the changing environment and the Fund underperformed its benchmark by 2.53% and 2.01%, respectively, during the first and second quarter of calendar year 2017.

During the period in question, valuation has been the single largest detractor of the Fund’s performance. As market leadership rotated strongly into defensives, the investment model’s valuation factor performed extremely poorly as investors bid up the prices of the most expensive stocks in a search for growth at any price. This was especially true in the information technology sector, where stocks are generally considered to be expensive, but are also capable of providing price appreciation in low economic-growth environments. The second largest detractor from performance was the investment model’s quality factor. It is frequently the case that expensive stocks are also considered to be low quality, and they are considered low quality because of excessive debt, negative earnings, or poor cash flow generation; however, they can also be viewed by some investors as offering a better probability of high growth. During the first half of calendar year 2017, expensive, low-quality stocks performed very well, and up-ended the strategy’s investment model, resulting in negative relative performance for the Fund. Normally, we would expect the investment model’s sentiment factor to take up the slack when valuation and quality are not working. Indeed, sentiment was a positive contributor to performance over the period, however, the extreme underperformance of the other two factors overwhelmed the entire investment model.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

10	Enhanced Small Cap Fund

SSGA Enhanced Small Cap Fund

Portfolio Management Discussion and Analysis — August 31, 2017 (Unaudited)

Objective:  The Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

Invests in:  At least 80% of net assets (plus borrowings, if any) will be invested in equity securities of small capitalization companies. A small capitalization company is a company with a market capitalization no larger than the company with the largest capitalization contained in the Russell 2000® Index.

Strategy:  The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities that maintain similar sector and industry weightings as the Fund’s benchmark, while controlling risk exposure of the Fund relative to the Fund’s benchmark. The securities selected by the model include a core portfolio drawn from securities in the Fund’s benchmark and intended to reflect the risk characteristics of the Fund’s benchmark, and certain additional securities of small capitalization companies identified by the model in order to overweight or underweight certain securities, industries or sectors represented in the Fund’s benchmark. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers, industries and/or sectors (such as measures of growth potential, valuation, quality and investor sentiment) and based on other historical quantitative metrics to past performance.

Past performance is not a guarantee of future results.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Line graph is based on cumulative total return.

*	Assumes initial investment on September 1, 2007.

†

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

See accompanying notes to financial statements.

Enhanced Small Cap Fund	11

SSGA Enhanced Small Cap Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2017 (Unaudited)

Performance Summary

Average Annual Total Returns as of 8/31/2017

Class N	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	13.40%	13.20%	6.97%
Russell 2000 Index	14.91%	13.15%	7.38%
Class A	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	13.26%	12.98%	6.76%
Adjusted for the Maximum Sale Charge (Max 5.25% load)	7.33%	11.77%	6.19%
Russell 2000 Index	14.91%	13.15%	7.38%
Class I	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	13.49%	13.24%	6.99%
Russell 2000 Index	14.91%	13.15%	7.38%
Class K	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	13.62%	13.36%	7.05%
Russell 2000 Index	14.91%	13.15%	7.38%

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. Class N, Class I, and Class K are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Class A on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees and the maximum sales load of Class A. Unadjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Class I and K shares on July 7, 2014, reflects the historical performance of the Fund’s Class N shares. Had the Fund’s Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the SSGA Enhanced Small Cap Fund as stated in the Fees and Expenses table of the prospectus dated December 19, 2016 (as supplemented May 1, 2017) is 1.68%, 1.88%, 1.63%, and 1.43% for Class N, A, I, and K, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

See accompanying notes to financial statements.

12	Enhanced Small Cap Fund

SSGA Enhanced Small Cap Fund

Portfolio Statistics (Unaudited)

Top Five Holdings — as of August 31, 2017

Description	Market Value	% of Net Assets
Catalent, Inc.	$258,971	0.7
Aspen Technology, Inc.	241,046	0.7
HealthSouth Corp.	217,907	0.6
MGIC Investment Corp.	217,275	0.6
Umpqua Holdings Corp.	215,758	0.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown — as of August 31, 2017*

Industry	% of Net Assets
Banks	9.3%
Real Estate Investment Trusts (REITs)	8.3
Biotechnology	5.8
Machinery	3.6
Semiconductors & Semiconductor Equipment	3.6
Health Care Equipment & Supplies	3.5
Hotels, Restaurants & Leisure	3.4
Software	3.4
Electronic Equipment, Instruments & Components	3.3
Commercial Services & Supplies	2.7
Internet Software & Services	2.6
Health Care Providers & Services	2.4
Insurance	2.4
Oil, Gas & Consumable Fuels	2.4
Specialty Retail	2.4
Thrifts & Mortgage Finance	2.4
Chemicals	1.9
IT Services	1.8
Food Products	1.7
Metals & Mining	1.7
Capital Markets	1.6
Electric Utilities	1.6
Pharmaceuticals	1.6
Trading Companies & Distributors	1.6
Aerospace & Defense	1.5
Professional Services	1.5
Auto Components	1.4
Communications Equipment	1.4
Household Durables	1.2
Life Sciences Tools & Services	1.2
Construction & Engineering	1.0

Industry	% of Net Assets
Energy Equipment & Services	1.0%
Building Products	0.9
Gas Utilities	0.9
Internet & Catalog Retail	0.9
Health Care Technology	0.8
Leisure Equipment & Products	0.8
Media	0.8
Diversified Consumer Services	0.7
Real Estate Management & Development	0.6
Containers & Packaging	0.5
Independent Power Producers & Energy Traders	0.5
Multiline Retail	0.5
Food & Staples Retailing	0.4
Household Products	0.4
Multi-Utilities	0.4
Road & Rail	0.4
Diversified Telecommunication Services	0.3
Electrical Equipment	0.3
Paper & Forest Products	0.3
Personal Products	0.3
Textiles, Apparel & Luxury Goods	0.3
Airlines	0.2
Consumer Finance	0.1
Diversified Financial Services	0.1
Technology Hardware, Storage & Peripherals	0.1
Tobacco	0.1
Wireless Telecommunication Services	0.1
Marine	0.0 **
Short-Term Investments	3.8
Liabilities in Excess of Other Assets	(0.7)

Total	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

See accompanying notes to financial statements.

Enhanced Small Cap Fund	13

SSGA Enhanced Small Cap Fund

Schedule of Investments — August 31, 2017

Security Description	Shares	Value

Common Stocks - 96.9%
Consumer Discretionary - 12.0%
Aaron’s, Inc.	4,413	$195,364
American Public Education, Inc. (a)	1,599	29,502
Big 5 Sporting Goods Corp. (b)	1,424	10,894
Big Lots, Inc.	3,778	179,833
Bloomin’ Brands, Inc.	8,645	147,051
Bob Evans Farms, Inc.	2,312	159,019
Brinker International, Inc.	4,700	146,734
Caleres, Inc.	4,301	116,041
Capella Education Co.	930	62,635
Cato Corp. Class A	1,449	19,069
Chico’s FAS, Inc.	8,242	63,299
Children’s Place, Inc. (b)	1,273	135,129
Churchill Downs, Inc.	309	60,379
Collectors Universe, Inc.	281	6,752
Cooper Tire & Rubber Co. (b)	2,698	90,653
Cooper-Standard Holdings, Inc. (a)	1,028	103,396
Culp, Inc.	728	21,112
Dana, Inc.	8,773	211,166
Dave & Buster’s Entertainment, Inc. (a)	455	26,599
Denny’s Corp. (a)	1,302	15,572
Express, Inc. (a)	4,795	30,544
Gerber Scientific, Inc. (c)	600	—
Gray Television, Inc. (a)	5,935	84,870
Group 1 Automotive, Inc.	2,381	142,908
Haverty Furniture Cos., Inc.	1,215	28,492
Helen of Troy, Ltd. (a)	1,519	137,166
Johnson Outdoors, Inc. Class A	1,189	75,858
K12, Inc. (a)	8,188	146,729
La Quinta Holdings, Inc. (a)	9,148	144,538
La-Z-Boy, Inc.	5,413	129,100
Libbey, Inc.	765	6,250
Liberty TripAdvisor Holdings, Inc. Class A (a)	9,356	124,903
Malibu Boats, Inc. Class A (a)	5,510	148,605
Marcus Corp.	1,219	30,353
MCBC Holdings, Inc. (a)	2,623	44,958
Monarch Casino & Resort, Inc. (a)	2,186	77,756
MSG Networks, Inc. Class A (a)	6,967	149,442
National CineMedia, Inc.	9,106	49,263
Pier 1 Imports, Inc.	5,070	21,243
Pinnacle Entertainment, Inc. (a)	7,969	155,395
Potbelly Corp. (a)	3,154	37,848
Ruth’s Hospitality Group, Inc.	7,455	145,745
Salem Media Group, Inc.	835	5,052
Shoe Carnival, Inc.	2,346	47,155
Sonic Corp. (b)	1,078	25,236
Speedway Motorsports, Inc.	451	9,385
Steven Madden, Ltd. (a)	2,050	86,920
Stoneridge, Inc. (a)	4,155	68,807
Superior Industries International, Inc.	1,666	24,407

Security Description	Shares	Value
Taylor Morrison Home Corp. Class A (a)	7,860	$158,929
Townsquare Media, Inc. Class A (a)	765	7,635
Winmark Corp.	109	14,372
Wolverine World Wide, Inc.	396	10,415

		4,170,478

Consumer Staples - 2.9%
Central Garden & Pet Co. Class A (a)	3,617	123,304
Darling Ingredients, Inc. (a)	11,715	203,841
Fresh Del Monte Produce, Inc.	3,607	169,493
Lancaster Colony Corp.	196	22,828
Medifast, Inc.	1,566	88,667
Natural Health Trends Corp.	477	9,626
Performance Food Group Co. (a)	136	3,781
Sanderson Farms, Inc.	1,269	187,203
SpartanNash Co.	4,388	108,120
SUPERVALU, Inc. (a)	2,210	44,178
Universal Corp.	632	36,150
Village Super Market, Inc. Class A	739	17,093

		1,014,284

Energy - 3.4%
Adams Resources & Energy, Inc.	700	24,269
Archrock, Inc.	13,060	133,212
California Resources Corp. (a)(b)	8,953	69,833
DHT Holdings, Inc.	26,620	99,825
Evolution Petroleum Corp.	605	4,205
Halcon Resources Corp. (a)	25,429	157,406
Hallador Energy Co.	1,975	11,455
International Seaways, Inc. (a)	2,154	39,720
Matrix Service Co. (a)	6,868	81,386
McDermott International, Inc. (a)	20,986	128,854
Midstates Petroleum Co., Inc. (a)	2,356	34,138
Overseas Shipholding Group, Inc. Class A (a)	6,250	14,125
Penn Virginia Corp. (a)	414	15,939
REX American Resources Corp. (a)	176	15,245
SandRidge Energy, Inc. (a)	2,147	36,971
Scorpio Tankers, Inc.	7,062	28,742
Ship Finance International, Ltd. (b)	10,719	139,883
Teekay Corp. (b)	15,248	140,587

		1,175,795

Financials - 17.2%
AG Mortgage Investment Trust, Inc. REIT	968	18,653
AMERISAFE, Inc.	1,565	84,197
Anworth Mortgage Asset Corp. REIT	15,386	93,239
Ares Commercial Real Estate Corp. REIT	3,751	49,476
Argo Group International Holdings, Ltd.	2,941	177,048

See accompanying notes to financial statements.

14	Enhanced Small Cap Fund

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2017

Security Description	Shares	Value

Artisan Partners Asset Management, Inc. Class A	5,675	$174,223
BancorpSouth, Inc.	6,347	184,380
Banner Corp.	3,247	178,975
Berkshire Hills Bancorp, Inc.	4,812	162,646
Boston Private Financial Holdings, Inc.	5,477	80,512
Capital City Bank Group, Inc.	442	9,145
Capitol Federal Financial, Inc.	2,185	29,978
Cathay General Bancorp	1,995	70,364
Central Pacific Financial Corp.	5,457	158,253
CNO Financial Group, Inc.	9,445	211,096
Columbia Banking System, Inc.	244	9,069
CYS Investments, Inc. REIT	12,589	110,657
Employers Holdings, Inc.	4,058	171,045
Essent Group, Ltd. (a)	5,169	202,005
Farmers Capital Bank Corp.	1,052	39,397
Fifth Street Asset Management, Inc.	1,613	6,613
First Bancorp/Southern Pines	1,221	37,778
First Business Financial Services, Inc.	1,197	25,508
First Commonwealth Financial Corp.	12,996	163,880
First Community Bancshares, Inc.	144	3,707
First Defiance Financial Corp.	245	11,995
First Financial Bancorp	754	18,058
First Financial Corp.	1,687	73,216
First Interstate BancSystem, Inc. Class A	4,434	156,077
Flagstar Bancorp, Inc. (a)	2,181	71,580
Flushing Financial Corp.	3,938	107,665
Fulton Financial Corp.	10,847	189,280
GAIN Capital Holdings, Inc.	3,501	22,056
Great Southern Bancorp, Inc.	507	25,249
Hancock Holding Co.	278	12,218
Heritage Financial Corp.	344	8,996
Hilltop Holdings, Inc.	6,402	151,535
Horace Mann Educators Corp.	1,669	58,665
Horizon Bancorp	204	5,339
IBERIABANK Corp.	1,101	84,337
Independent Bank Corp.	5,201	106,100
International Bancshares Corp.	1,874	67,370
Invesco Mortgage Capital, Inc. REIT	2,416	41,024
Investar Holding Corp.	291	6,402
Investors Bancorp, Inc.	15,738	206,010
James River Group Holdings, Ltd.	3,235	129,012
Mercantile Bank Corp.	424	12,885
MGIC Investment Corp. (a)	18,976	217,275
Moelis & Co. Class A	4,206	165,716
MTGE Investment Corp. REIT	6,990	134,208
National Bank Holdings Corp. Class A	1,179	37,940
Nelnet, Inc. Class A	295	13,992
OM Asset Management PLC	11,813	166,918
Oritani Financial Corp.	538	8,635

Security Description	Shares	Value
Peoples Bancorp, Inc.	3,110	$96,597
Preferred Bank	1,700	91,460
Provident Financial Services, Inc.	392	9,741
Regional Management Corp. (a)	2,145	47,083
Republic Bancorp, Inc. Class A	222	7,899
Sandy Spring Bancorp, Inc.	4,161	160,490
Selective Insurance Group, Inc.	181	9,122
Shore Bancshares, Inc.	629	10,372
TriCo Bancshares	283	10,069
Triumph Bancorp, Inc. (a)	386	10,885
Umpqua Holdings Corp.	12,329	215,758
Union Bankshares Corp.	1,709	53,543
United Community Banks, Inc.	6,552	171,073
United Community Financial Corp.	3,571	32,460
United Financial Bancorp, Inc.	3,066	53,103
Waddell & Reed Financial, Inc. Class A (b)	2,713	50,489
Washington Federal, Inc.	5,988	187,125

		5,978,866

Health Care - 15.2%
Aduro Biotech, Inc. (a)	1,498	18,201
AMAG Pharmaceuticals, Inc. (a)	7,908	132,064
Amedisys, Inc. (a)	838	43,777
AngioDynamics, Inc. (a)	1,097	18,682
ANI Pharmaceuticals, Inc. (a)	2,108	101,184
Atrion Corp.	78	48,528
Blueprint Medicines Corp. (a)(b)	3,534	191,613
Calithera Biosciences, Inc. (a)	1,892	31,029
Cara Therapeutics, Inc. (a)(b)	4,352	62,364
Catalent, Inc. (a)	6,272	258,971
Celldex Therapeutics, Inc. (a)(b)	1,419	3,491
Chemed Corp. (b)	859	169,472
Concert Pharmaceuticals, Inc. (a)	1,420	21,612
CorVel Corp. (a)	664	34,462
Cotiviti Holdings, Inc. (a)	2,723	97,293
CytomX Therapeutics, Inc. (a)	1,631	28,184
Dynavax Technologies Corp. (a)(b)	2,952	52,988
Emergent BioSolutions, Inc. (a)	4,724	176,347
Enanta Pharmaceuticals, Inc. (a)	115	4,929
Epizyme, Inc. (a)	3,741	64,906
Exact Sciences Corp. (a)	2,743	114,904
FibroGen, Inc. (a)	407	19,617
Globus Medical, Inc. Class A (a)(b)	198	5,985
Halyard Health, Inc. (a)	4,254	192,664
HealthSouth Corp.	4,763	217,907
HMS Holdings Corp. (a)	9,402	166,603
ICU Medical, Inc. (a)	264	46,028
INC Research Holdings, Inc. Class A (a)	3,651	214,314
Innoviva, Inc. (a)	12,850	180,414
Insys Therapeutics, Inc. (a)(b)	921	8,418
Integer Holdings Corp. (a)	598	27,478

See accompanying notes to financial statements.

Enhanced Small Cap Fund	15

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2017

Security Description	Shares	Value

Integra LifeSciences Holdings Corp. (a)	144	$7,343
Karyopharm Therapeutics, Inc. (a)	3,506	35,831
LeMaitre Vascular, Inc.	4,562	166,057
Lexicon Pharmaceuticals, Inc. (a)(b)	2,276	34,459
Magellan Health, Inc. (a)	2,294	185,585
Masimo Corp. (a)	2,537	214,072
Matinas BioPharma Holdings, Inc. (a)	5,204	6,661
Merit Medical Systems, Inc. (a)	4,491	185,478
Myriad Genetics, Inc. (a)(b)	2,231	68,023
National HealthCare Corp.	701	43,700
Natus Medical, Inc. (a)	327	10,987
OraSure Technologies, Inc. (a)	8,266	168,709
Orthofix International NV (a)	970	47,734
Owens & Minor, Inc.	5,204	145,400
PDL BioPharma, Inc. (a)	56,305	175,672
PRA Health Sciences, Inc. (a)	2,537	196,364
Puma Biotechnology, Inc. (a)	170	15,725
Revance Therapeutics, Inc. (a)	357	8,764
RTI Surgical, Inc. (a)	2,889	13,000
Sage Therapeutics, Inc. (a)(b)	1,515	124,609
Sangamo Therapeutics, Inc. (a)	13,191	176,100
Sarepta Therapeutics, Inc. (a)(b)	3,168	127,639
Spark Therapeutics, Inc. (a)	2,378	195,781
Tetraphase Pharmaceuticals, Inc. (a)	2,355	16,438
TG Therapeutics, Inc. (a)(b)	1,313	16,675
Utah Medical Products, Inc.	749	54,040
Vanda Pharmaceuticals, Inc. (a)	5,566	95,735

		5,291,010

Industrials - 13.7%
AAR Corp.	4,554	164,217
ABM Industries, Inc.	1,723	76,553
ACCO Brands Corp. (a)	13,548	148,351
Aegion Corp. (a)	4,623	100,180
Aircastle, Ltd.	3,313	74,278
Applied Industrial Technologies, Inc.	3,189	181,773
Barnes Group, Inc.	3,379	211,255
Brady Corp. Class A	174	5,803
Briggs & Stratton Corp.	2,955	61,878
Comfort Systems USA, Inc.	1,985	67,589
Continental Building Products, Inc. (a)	6,592	160,515
Costamare, Inc.	1,792	11,236
CRA International, Inc.	1,310	49,164
Curtiss-Wright Corp.	2,224	215,328
EMCOR Group, Inc.	2,939	194,092
EnerSys	1,384	88,714
Ennis, Inc.	6,033	115,230
Federal Signal Corp.	8,984	167,911
Global Brass & Copper Holdings, Inc.	1,463	43,671
Greenbrier Cos., Inc.	3,651	156,628

Security Description	Shares	Value
H&E Equipment Services, Inc.	2,009	$47,292
Harsco Corp. (a)	2,948	50,411
Heartland Express, Inc.	773	17,137
Herman Miller, Inc.	4,653	156,573
Huron Consulting Group, Inc. (a)	555	16,789
Interface, Inc.	2,041	38,779
Kadant, Inc.	212	18,412
Kforce, Inc.	2,736	49,248
Kimball International, Inc. Class B	1,708	28,968
Marten Transport, Ltd.	3,023	51,844
McGrath RentCorp	854	34,476
Meritor, Inc. (a)	9,366	186,009
Mobile Mini, Inc.	1,137	34,394
Moog, Inc. Class A (a)	1,310	100,556
Navigant Consulting, Inc. (a)	722	11,068
NCI Building Systems, Inc. (a)	8,583	144,194
Neff Corp. Class A (a)	2,572	64,171
Quad/Graphics, Inc.	5,759	109,767
Resources Connection, Inc.	8,125	103,594
RPX Corp. (a)	12,834	167,612
Rush Enterprises, Inc. Class A (a)	4,101	168,100
Rush Enterprises, Inc. Class B (a)	176	6,780
SkyWest, Inc.	2,356	81,753
SPX Corp. (a)	604	14,556
Steelcase, Inc. Class A	8,668	114,418
Tetra Tech, Inc.	2,091	89,077
TriNet Group, Inc. (a)	2,428	86,752
TrueBlue, Inc. (a)	1,992	40,736
Vectrus, Inc. (a)	869	24,836
Wabash National Corp. (b)	7,639	160,572
Werner Enterprises, Inc.	943	31,213
Woodward, Inc.	2,434	170,891
YRC Worldwide, Inc. (a)	2,438	32,645

		4,747,989

Information Technology - 16.7%
3D Systems Corp. (a)(b)	1,529	19,204
Actua Corp. (a)	4,555	58,304
Advanced Energy Industries, Inc. (a)	2,561	188,336
American Software, Inc. Class A	161	1,773
Amkor Technology, Inc. (a)	16,010	140,568
Aspen Technology, Inc. (a)	3,811	241,046
Bankrate, Inc. (a)	11,228	155,508
Benchmark Electronics, Inc. (a)	5,451	177,158
Blucora, Inc. (a)	5,516	125,765
Bottomline Technologies de, Inc. (a)	4,383	132,849
Cars.com, Inc. (a)(b)	1,770	45,772
Cirrus Logic, Inc. (a)	1,656	96,015
Cohu, Inc.	760	14,258
CommVault Systems, Inc. (a)	3,177	193,956
Convergys Corp.	2,347	55,155
CPI Card Group, Inc. (b)	5,433	5,217
CSG Systems International, Inc.	4,489	173,769
DHI Group, Inc. (a)	29,021	56,591

See accompanying notes to financial statements.

16	Enhanced Small Cap Fund

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2017

Security Description	Shares	Value

Digi International, Inc. (a)	672	$6,182
Diodes, Inc. (a)	3,248	91,399
Eastman Kodak Co. (a)	1,066	8,262
Entegris, Inc. (a)	6,092	155,041
EVERTEC, Inc.	2,957	54,409
Extreme Networks, Inc. (a)	9,747	111,408
Hackett Group, Inc.	1,587	21,678
Hortonworks, Inc. (a)	3,863	65,632
Ichor Holdings, Ltd. (a)	3,503	80,149
Insight Enterprises, Inc. (a)	4,192	168,015
InterDigital, Inc.	2,698	192,502
Internap Corp. (a)	6,119	27,352
Itron, Inc. (a)	759	55,103
IXYS Corp. (a)	3,505	80,615
j2 Global, Inc.	2,548	191,814
Liquidity Services, Inc. (a)	2,400	13,680
Meet Group, Inc. (a)	10,707	41,972
Methode Electronics, Inc.	1,970	80,573
Nanometrics, Inc. (a)	2,348	60,555
Perficient, Inc. (a)	6,906	126,380
Photronics, Inc. (a)	1,241	9,804
Plantronics, Inc.	3,360	143,237
Plexus Corp. (a)	2,341	121,919
Progress Software Corp.	5,383	180,761
QAD, Inc. Class A	1,737	58,537
RingCentral, Inc. Class A (a)	4,904	207,684
Rudolph Technologies, Inc. (a)	6,262	139,016
Sanmina Corp. (a)	5,392	201,930
Science Applications International Corp.	1,533	113,258
Semtech Corp. (a)	5,033	189,241
Super Micro Computer, Inc. (a)	290	7,721
Sykes Enterprises, Inc. (a)	2,587	68,969
Tech Data Corp. (a)	134	14,779
TeleTech Holdings, Inc.	91	3,613
TiVo Corp.	3,841	70,290
Trade Desk Inc Class A (a)	292	15,467
Travelport Worldwide, Ltd.	12,434	188,251
TTM Technologies, Inc. (a)	9,774	139,182
Viavi Solutions, Inc. (a)	3,602	36,164
Vishay Intertechnology, Inc. (b)	10,956	193,921
Web.com Group, Inc. (a)	2,351	59,480
XO Group, Inc. (a)	2,122	39,512
Zix Corp. (a)	17,611	93,514

		5,810,215

Materials - 4.4%
Clearwater Paper Corp. (a)	478	22,227
Commercial Metals Co.	6,647	125,562
FutureFuel Corp.	3,057	41,208
Greif, Inc. Class A	3,074	185,823
Innophos Holdings, Inc.	698	31,871
Innospec, Inc.	477	26,473
Kaiser Aluminum Corp.	1,880	181,082

Security Description	Shares	Value
Klondex Mines, Ltd. (a)	9,006	$30,350
Koppers Holdings, Inc. (a)	4,190	164,248
Materion Corp.	1,539	58,790
PolyOne Corp.	5,244	189,518
Schweitzer-Mauduit International, Inc.	2,392	90,729
Trinseo SA	2,982	199,496
Worthington Industries, Inc.	3,842	191,946

		1,539,323

Real Estate - 7.7%
Agree Realty Corp. REIT	2,090	104,751
Altisource Portfolio Solutions SA (a)(b)	1,808	41,186
Armada Hoffler Properties, Inc. REIT	6,657	89,004
CareTrust REIT, Inc.	3,900	75,231
Chatham Lodging Trust REIT	2,534	51,390
Chesapeake Lodging Trust REIT	3,637	93,071
DiamondRock Hospitality Co. REIT	15,770	173,312
First Industrial Realty Trust, Inc. REIT	6,725	208,340
First Potomac Realty Trust	2,502	27,847
Four Corners Property Trust, Inc. REIT	2,073	52,675
GEO Group, Inc. REIT	3,526	97,459
Hersha Hospitality Trust REIT	8,835	163,801
HFF, Inc. Class A	4,680	178,448
Lexington Realty Trust REIT	19,053	187,863
Mack-Cali Realty Corp. REIT	1,109	25,385
NexPoint Residential Trust, Inc.	1,547	36,045
NorthStar Realty Europe Corp. REIT	4,540	56,432
Potlatch Corp. REIT	3,794	181,353
PS Business Parks, Inc. REIT	660	89,173
Ryman Hospitality Properties, Inc. REIT	3,298	195,967
Summit Hotel Properties, Inc. REIT	9,643	143,102
Sunstone Hotel Investors, Inc. REIT	13,013	205,605
Xenia Hotels & Resorts, Inc. REIT	9,484	189,301

		2,666,741

Telecommunication Services - 0.4%
Cincinnati Bell, Inc. (a)	3,746	78,853
IDT Corp. Class B	1,167	17,167
Intelsat SA (a)	3,155	12,178
Spok Holdings, Inc.	2,414	40,435

		148,633

Utilities - 3.3%
ALLETE, Inc.	253	19,564
Atlantic Power Corp. (a)	4,948	12,123
El Paso Electric Co.	700	38,885
IDACORP, Inc.	1,849	164,524

See accompanying notes to financial statements.

Enhanced Small Cap Fund	17

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2017

Security Description	Shares	Value

NorthWestern Corp.	2,236	$134,875
NRG Yield, Inc. Class A	8,749	159,144
ONE Gas, Inc.	1,290	97,060
PNM Resources, Inc.	4,833	204,919
Portland General Electric Co.	2,509	119,203
Southwest Gas Holdings, Inc.	2,107	167,549
Spire, Inc.	575	43,987

		1,161,833

Total Common Stocks (cost $28,851,140)		33,705,167

Short-Term Investments - 3.8%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.97% (d)(e)	1,012,119	1,012,119
State Street Navigator Securities Lending Government Money Market Portfolio (d)(f)	300,489	300,489

Total Short-Term Investments (cost $1,312,608)		1,312,608

Total Investments - 100.7% (cost $30,163,748)		35,017,775

Liabilities in Excess of Other Assets - (0.7)%		(254,325)

Net Assets - 100.0%		$34,763,450

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at August 31, 2017.
(c)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of August 31, 2017, total aggregate fair value of the security is $0, representing 0.0% of the Fund’s net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended August 31, 2017 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at August 31, 2017.
(f)	Investment of cash collateral for securities loaned.
REIT	Real Estate Investment Trust

At August 31, 2017, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation

E-mini Russell 2000 Index Futures (long)	09/15/2017	9	627,933	$632,250	$4,317
Russell 2000 Index Mini Futures (long)	09/15/2017	5	353,677	351,100	(2,577)

Total unrealized appreciation on open futures contracts purchased					$1,740

During the period ended August 31, 2017, average notional value related to futures contracts was $819,777 or 2% of net assets.

See accompanying notes to financial statements.

18	Enhanced Small Cap Fund

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2017

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Assets:

Investments:
Common Stocks
Consumer Discretionary	$4,170,478	$—	$0	(a)	$4,170,478
Consumer Staples	1,014,284	—	—		1,014,284
Energy	1,175,795	—	—		1,175,795
Financials	5,978,866	—	—		5,978,866
Health Care	5,291,010	—	—		5,291,010
Industrials	4,747,989	—	—		4,747,989
Information Technology	5,810,215	—	—		5,810,215
Materials	1,539,323	—	—		1,539,323
Real Estate	2,666,741	—	—		2,666,741
Telecommunication Services	148,633	—	—		148,633
Utilities	1,161,833	—	—		1,161,833
Short-Term Investments	1,312,608	—	—		1,312,608

Total Investments	$35,017,775	$—	$0		$35,017,775

Other Financial Instruments:
Futures Contracts (b)	4,317	—	—		4,317

Total Investments and Other Financial Instruments	$35,022,092	$—	$0		$35,022,092

Liabilities:

Other Financial Instruments:
Futures Contracts (b)	$(2,577)	$—	$—		$(2,577)

(a)	Fund held a Level 3 security that was valued at $0 at August 31, 2017.
(b)	Futures Contracts are valued at unrealized appreciation (depreciation). Only unsettled receivable/payable for variation margin is reported within the Statement of Assets and Liabilities.

See accompanying notes to financial statements.

Enhanced Small Cap Fund	19

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2017

Affiliate Table

	Number of Shares Held at 8/31/16	Value At 8/31/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 8/31/17	Value at 8/31/17	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$2,953,471	$1,941,352	$—	$—	1,012,119	$1,012,119	$2,326
State Street Institutional U.S. Government Money Market Fund, Premier Class	456,643	456,643	6,920,032	7,376,675	—	—	—	—	2,532
State Street Navigator Securities Lending Government Money Market Portfolio*	—	—	1,855,274	1,554,785	—	—	300,489	300,489	5,988

Total		$456,643	$11,728,777	$10,872,812	$—	$—		$1,312,608	$10,846

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

20	Enhanced Small Cap Fund

State Street Disciplined Emerging Markets Equity Fund

Management Discussion of Fund Performance — August 31, 2017 (Unaudited)

The State Street Disciplined Emerging Markets Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers. The Fund is benchmarked to the MSCI® Emerging Markets Index (the “Index”).

For the 12-month period ended August 31, 2017 (the “Reporting Period”), the total return for Class N of the Fund was 15.58%, and the total return for the Index was 24.53%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund underperformed its Index during the Reporting Period. Both country selection and stock selection had a negative impact on performance. During the last four months of 2016 Emerging Markets equities sold off 2.93% reflecting investor uncertainty over the election of Donald Trump and his policy agenda. The Fund trailed the Index over this period, returning -5.90%. Underweight positions in Brazil and Russia relative to the Index had a negative impact on fund performance as the oil exporting economies fared better than the broader Index during the sell-off.

2017 saw renewed optimism towards Emerging Markets equities. Positive earnings revisions and excitement surrounding the new product cycle in the Information Technology sector drove a return of positive fund flows into EM equities. The Index ended each of the first eight months of 2017 with positive returns, finishing +28.29% through August. The Fund underperformed relative to the Index during this period, returning 22.81%. An overweight position in Qatar equities had a detrimental impact on performance, as its neighboring Gulf Cooperation Council countries severed diplomatic ties for political reasons in early June, leading to a sharp decline in Qatar equities.

The Fund invested in equity futures to equitize cash flows during the Reporting Period, which had little effect on Fund performance.

On an individual stock level, significant detractors were primarily in the Information Technology sector as underweights to Alibaba, Samsung Electronics, and Tencent Holdings hurt performance. Alibaba, and Tencent, are Chinese internet companies that have seen their share prices rise dramatically despite expensive valuations, as the penetration of ecommerce in China continues to rise. Samsung Electronics is a Korean electronics conglomerate with a presence in handsets, PC’s, networking, consumer electronics, appliances, and components. The stock returned 44% over the one year time period driven by strong operating results, positive datapoints on new handsets, and favorable trends in memory prices within the IT sector.

On the positive side, notable contributors to Fund performance relative to the Index included positions in India and Brazil. In India overweights to oil exploration and refinery company Bharat Petroleum (BPCL) and its subsidiary Indraprastha Gas (IGL) positively affected the Fund’s performance. IGL was a beneficiary of increased focus by the Indian government on air pollution in Delhi, resulting in higher volume growth. In addition to their strong subsidiary results BPCL saw strong volume growth pipeline in refining and upstream exposure, diversifying their revenues away from auto fuel retailing. Within Brazil, an overweight position to the petrochemical producer Braskem added to performance, as the stock returned 55% on strong operational results driven by improving spreads and volumes.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Disciplined Emerging Markets Equity Fund	21

State Street Disciplined Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis — August 31, 2017 (Unaudited)

Objective:  The Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Invests in:  At least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by SSGA Funds Management, Inc. (the “Adviser”) to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index (the “Index”), the Fund’s benchmark.

Strategy:  In seeking to identify stocks offering the potential for capital growth, the Adviser employs a proprietary quantitative process. The process evaluates the relative attractiveness of eligible securities based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and investor sentiment) and based on other historical quantitative metrics. The Adviser also uses a quantitative analysis to determine the expected volatility of a stock’s market price. The Adviser seeks to favor securities with low exposure to market risk factors and low security-specific risk.

Past performance is not a guarantee of future results.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Line graph is based on cumulative total return.

*	Assumes initial investment on September 1, 2007.

†	The MSCI Emerging Markets Index is comprised of 26 countries. MSCI targets to capture 85% of free float-adjusted companies within each industry group in every country. Designation as an emerging market is determined by a number of factors, such as gross domestic product per capita; local government regulations; perceived investment risk; foreign ownership limits and capital controls; or the general perception by the investment community when determining an “emerging” classification of a market.

See accompanying notes to financial statements.

22	Disciplined Emerging Markets Equity Fund

State Street Disciplined Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2017 (Unaudited)

Performance Summary

Average Annual Total Returns as of 8/31/2017

Class N	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	15.58%	1.52%	-0.77%
MSCI Emerging Markets Index	24.53%	5.30%	2.43%
Class A	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	15.57%	1.37%	-0.92%
Adjusted for the Maximum Sale Charge (Max 5.25% load)	9.57%	0.28%	-1.45%
MSCI Emerging Markets Index	24.53%	5.30%	2.43%
Class I	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	15.96%	1.60%	-0.73%
MSCI Emerging Markets Index	24.53%	5.30%	2.43%
Class K	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	16.02%	1.70%	-0.68%
MSCI Emerging Markets Index	24.53%	5.30%	2.43%

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. Class N, Class I, and Class K are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees and the maximum sales load of Class A. Unadjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Class I and K shares on July 7, 2014, reflects the historical performance of the Fund’s Class N shares. Had the Fund’s Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the State Street Disciplined Emerging Markets Equity Fund as stated in the Fees and Expenses table of the prospectus dated December 19, 2016 (as supplemented May 1, 2017) is 1.52%, 1.72%, 1.47%, and 1.27% for Class N, A, I, and K, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

See accompanying notes to financial statements.

Disciplined Emerging Markets Equity Fund	23

State Street Disciplined Emerging Markets Equity Fund

Portfolio Statistics (Unaudited)

Top Five Holdings — as of August 31, 2017

Description	Market Value	% of Net Assets
Tencent Holdings, Ltd.	$2,732,645	3.0
Taiwan Semiconductor Manufacturing Co., Ltd.	2,645,591	2.9
Telekomunikasi Indonesia Persero Tbk PT	2,644,075	2.9
O2 Czech Republic A/S	2,572,356	2.8
Airports of Thailand PCL	2,409,128	2.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown — as of August 31, 2017*

Industry	% of Net Assets
Banks	20.8%
Diversified Telecommunication Services	13.1
Oil, Gas & Consumable Fuels	9.6
Transportation Infrastructure	6.5
Semiconductors & Semiconductor Equipment	4.2
Wireless Telecommunication Services	3.8
Automobiles	3.4
Internet Software & Services	3.0
Technology Hardware, Storage & Peripherals	2.9
Food Products	2.8
Pharmaceuticals	2.5
Diversified Financial Services	2.4
Household Durables	2.2
Chemicals	2.1
Real Estate Management & Development	2.0
Tobacco	1.9
Construction & Engineering	1.8
Electronic Equipment, Instruments & Components	1.7
IT Services	1.4

Industry	% of Net Assets
Marine	1.1%
Personal Products	1.1
Textiles, Apparel & Luxury Goods	1.0
Airlines	1.0
Gas Utilities	0.9
Water Utilities	0.8
Electric Utilities	0.7
Media	0.7
Commercial Services & Supplies	0.4
Health Care Providers & Services	0.4
Industrial Conglomerates	0.3
Life Sciences Tools & Services	0.3
Software	0.3
Specialty Retail	0.3
Thrifts & Mortgage Finance	0.3
Electrical Equipment	0.2
Short-Term Investment	1.6
Other Assets in Excess of Liabilities	0.5

Total	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

See accompanying notes to financial statements.

24	Disciplined Emerging Markets Equity Fund

State Street Disciplined Emerging Markets Equity Fund

Schedule of Investments — August 31, 2017

Security Description	Shares	Value

Common Stocks - 97.9%
Brazil - 0.9%
Braskem SA Class A, Preference Shares	23,100	$279,664
Itau Unibanco Holding SA Preference Shares	23,800	305,075
Itausa - Investimentos Itau SA	82	258
Itausa - Investimentos Itau SA Preference Shares	71,638	232,129

		817,126

Chile - 1.0%
Banco de Chile	1,785,431	261,407
Engie Energia Chile SA	288,110	609,007

		870,414

China - 18.1%
Agricultural Bank of China, Ltd. Class H	494,000	232,300
China Communications Services Corp., Ltd. Class H	2,586,000	1,401,098
China Mobile, Ltd.	192,200	2,038,476
China Railway Construction Corp., Ltd. Class H	1,230,000	1,612,599
China Shenhua Energy Co., Ltd. Class H	350,500	902,479
Chongqing Rural Commercial Bank Co., Ltd. Class H	133,000	92,624
Guangdong Provincial Expressway Development Co., Ltd. Class B	1,784,000	1,577,520
Guangzhou Automobile Group Co., Ltd. Class H	872,000	1,720,433
Industrial & Commercial Bank of China, Ltd. Class H	845,000	632,744
Jiangsu Expressway Co., Ltd. Class H	442,000	677,763
Shanghai Electric Group Co., Ltd. Class H (a)	392,000	177,823
Tencent Holdings, Ltd.	65,000	2,732,645
Wuxi Little Swan Co., Ltd. Class B	321,950	1,337,456
Zhejiang Expressway Co., Ltd. Class H	976,000	1,220,974

		16,356,934

Czech Republic - 3.9%
O2 Czech Republic A/S	205,137	2,572,356
Pegas Nonwovens SA	12,228	560,929
Philip Morris CR A/S	615	436,242

		3,569,527

Egypt - 0.5%
Commercial International Bank Egypt SAE	97,378	464,558

Security Description	Shares	Value
Greece - 0.9%
Aegean Airlines SA	42,381	$401,097
Motor Oil Hellas Corinth Refineries SA	20,381	458,563

		859,660

Hungary - 3.8%
Magyar Telekom Telecommunications PLC	274,371	521,361
OTP Bank PLC	14,628	594,940
Richter Gedeon Nyrt	88,091	2,292,362

		3,408,663

India - 10.9%
Akzo Nobel India, Ltd.	9,099	258,610
Bajaj Auto, Ltd.	23,292	1,025,484
Bharat Petroleum Corp., Ltd.	274,303	2,269,902
Divi’s Laboratories, Ltd. (a)	27,017	294,318
Finolex Industries, Ltd.	32,187	307,690
Indiabulls Housing Finance, Ltd.	12,776	242,924
Indraprastha Gas, Ltd.	43,029	858,611
Infosys, Ltd.	86,296	1,235,119
ITC, Ltd.	52,969	233,871
Jagran Prakashan, Ltd. (a)	63,300	176,751
Marico, Ltd.	200,923	991,473
Reliance Industries, Ltd.	46,546	1,160,988
Vardhman Textiles, Ltd. (a)	17,448	333,969
Zee Entertainment Enterprises, Ltd.	54,763	445,034

		9,834,744

Indonesia - 5.8%
Bank Central Asia Tbk PT	168,000	238,615
Bank Rakyat Indonesia Persero Tbk PT	474,500	537,911
Bank Tabungan Negara Persero Tbk PT	8,259,200	1,863,303
Telekomunikasi Indonesia Persero Tbk PT	7,521,800	2,644,075

		5,283,904

Malaysia - 4.8%
Malayan Banking Bhd	251,113	556,265
MISC Bhd	596,400	1,039,039
Padini Holdings Bhd	291,500	283,275
PPB Group Bhd	115,700	451,908
Public Bank Bhd	410,200	1,978,719

		4,309,206

Pakistan - 2.6%
MCB Bank, Ltd.	781,700	1,437,184
Oil & Gas Development Co., Ltd.	717,000	961,451

		2,398,635

See accompanying notes to financial statements.

Disciplined Emerging Markets Equity Fund	25

State Street Disciplined Emerging Markets Equity Fund

Schedule of Investments, continued — August 31, 2017

Security Description	Shares	Value

Philippines - 4.9%
Cebu Air, Inc.	239,410	$506,705
Globe Telecom, Inc.	21,980	859,097
JG Summit Holdings, Inc.	189,970	266,560
Manila Water Co., Inc.	1,149,900	695,513
Metro Pacific Investments Corp.	17,247,100	2,140,299

		4,468,174

Poland - 2.8%
Asseco Poland SA	19,835	251,878
Netia SA	87,832	96,023
Neuca SA	4,491	338,654
Polski Koncern Naftowy ORLEN SA	44,202	1,460,885
Polskie Gornictwo Naftowe i Gazownictwo SA	186,109	356,327

		2,503,767

Qatar - 2.4%
Masraf Al Rayan QSC	18,680	195,714
Ooredoo QSC	61,898	1,488,952
Qatar Islamic Bank SAQ	17,549	448,213

		2,132,879

South Korea - 6.3%
KT Corp.	35,606	985,196
KT&G Corp.	10,533	1,069,553
Samsung Electronics Co., Ltd.	693	1,423,366
Samsung Electronics Co., Ltd. Preference Shares	716	1,196,932
Woori Bank	61,361	1,012,163

		5,687,210

Taiwan - 13.1%
Chunghwa Telecom Co., Ltd.	626,000	2,178,005
E.Sun Financial Holding Co., Ltd.	976,333	601,736
First Financial Holding Co., Ltd.	1,578,960	1,025,469
Formosa Plastics Corp.	350,000	1,089,002
Greatek Electronics, Inc.	212,000	339,296
Hon Hai Precision Industry Co., Ltd.	403,651	1,571,589
Powertech Technology, Inc.	259,000	786,123
Sampo Corp.	799,000	397,130
Taiwan Semiconductor Manufacturing Co., Ltd.	368,782	2,645,591
Taiwan Shin Kong Security Co., Ltd.	288,000	385,540
Ttet Union Corp.	65,000	194,490
Uni-President Enterprises Corp.	185,960	395,594
Zeng Hsing Industrial Co., Ltd.	55,000	239,653

		11,849,218

Security Description	Shares	Value
Thailand - 9.0%
Advanced Info Service PCL (b)	90,200	$509,336
Airports of Thailand PCL (b)	1,467,800	2,409,128
GFPT PCL (b)	1,260,800	729,028
Krung Thai Bank PCL (b)	3,741,800	2,107,263
PTT PCL (b)	40,600	487,860
Thai Oil PCL (b)	206,300	585,568
Thai Vegetable Oil PCL (b)	912,800	783,460
Thanachart Capital PCL (b)	359,100	505,584

		8,117,227

Turkey - 0.4%
Tofas Turk Otomobil Fabrikasi A/S	39,360	360,139

United Arab Emirates - 5.8%
Abu Dhabi Commercial Bank PJSC	843,771	1,677,021
DAMAC Properties Dubai Co. PJSC	1,616,770	1,778,363
Dubai Islamic Bank PJSC	1,102,846	1,828,618

		5,284,002

Total Common Stocks (cost $62,540,005)		88,575,987

Short-Term Investment - 1.6%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.97% (c)(d) (cost $1,460,460)	1,460,460	1,460,460

Total Investments - 99.5% (cost $64,000,465)		90,036,447

Other Assets in Excess of Liabilities - 0.5%		425,359

Net Assets - 100.0%		$90,461,806

(a)	Non-income producing security.
(b)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of August 31, 2017, total aggregate fair value of securities is $8,117,227 representing 9.0% of net assets.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended August 31, 2017 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at August 31, 2017.

See accompanying notes to financial statements.

26	Disciplined Emerging Markets Equity Fund

State Street Disciplined Emerging Markets Equity Fund

Schedule of Investments, continued — August 31, 2017

At August 31, 2017, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation

Mini MSCI Emerging Markets Index (long)	09/15/2017	31	1,631,146	$1,683,610	$52,464

During the period ended August 31, 2017, average notional value related to futures contracts was $2,355,137 or 3% of net assets.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Assets:

Investments:
Common Stocks
Brazil	$817,126	$—	$—	$817,126
Chile	870,414	—	—	870,414
China	16,356,934	—	—	16,356,934
Czech Republic	3,569,527	—	—	3,569,527
Egypt	464,558	—	—	464,558
Greece	859,660	—	—	859,660
Hungary	3,408,663	—	—	3,408,663
India	9,834,744	—	—	9,834,744
Indonesia	5,283,904	—	—	5,283,904
Malaysia	4,309,206	—	—	4,309,206
Pakistan	2,398,635	—	—	2,398,635
Philippines	4,468,174	—	—	4,468,174
Poland	2,503,767	—	—	2,503,767
Qatar	2,132,879	—	—	2,132,879
South Korea	5,687,210	—	—	5,687,210
Taiwan	11,849,218	—	—	11,849,218
Thailand	—	8,117,227	—	8,117,227
Turkey	360,139	—	—	360,139
United Arab Emirates	5,284,002	—	—	5,284,002
Short-Term Investment	1,460,460	—	—	1,460,460

Total Investments	$81,919,220	$8,117,227	$—	$90,036,447

Other Financial Instruments:
Futures Contracts (a)	52,464	—	—	52,464

Total Investments and Other Financial Instruments	$81,971,684	$8,117,227	$—	$90,088,911

(a)	Futures Contracts are valued at unrealized appreciation (depreciation). Only unsettled receivable/payable for variation margin is reported within the Statement of Assets and Liabilities.

See accompanying notes to financial statements.

Disciplined Emerging Markets Equity Fund	27

State Street Disciplined Emerging Markets Equity Fund

Schedule of Investments, continued — August 31, 2017

Affiliate Table

	Number of Shares Held at 8/31/16	Value At 8/31/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 8/31/17	Value at 8/31/17	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$10,594,450	$9,133,990	$—	$—	1,460,460	$1,460,460	$3,779
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,907,188	1,907,188	19,933,373	21,840,561	—	—	—	—	5,078
State Street Navigator Securities Lending Government Money Market Portfolio*	554,832	554,832	405,033	959,865	—	—	—	—	386

Total		$2,462,020	$30,932,856	$31,934,416	$—	$—		$1,460,460	$9,243

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

28	Disciplined Emerging Markets Equity Fund

SSGA International Stock Selection Fund

Management Discussion of Fund Performance — August 31, 2017 (Unaudited)

The SSGA International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers. The Fund’s benchmark is the MSCI EAFE Index (the “Index”).

For the 12-month period ended August 31, 2017 (the “Reporting Period”), the total return for the Fund’s Class N was 20.04%, and the total return for the Index was 17.64%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund outperformed the Index during the Reporting Period. Stock selection primarily drove relative performance during the Reporting Period, while country allocations had relatively little overall impact. Overall positive performance was evenly spread between 2016 and 2017. The Fund ended 2016 with strong relative performance against the Index, driven by the Fund’s model relative valuation factors where investors chased bargains and preferred cheap stocks to expensive ones. In 2017, following the inauguration of President Trump, U.S. markets hit record highs with optimism surrounding the election. This optimism was shared across the international markets and helped the Index gain 17.64% over the Reporting Period. The Fund outperformed its Index during the year thanks to strong stock selection in Europe and Asia Pacific ex Japan. Quality and Sentiment Factors were the main contributors to the success of the Fund’s model forecasting power during the current year.

The Fund invested in equity futures to equitize cash flows during the Reporting Period, which had little effect on Fund performance.

On an individual security level, the top contributors to the Fund’s performance were overweight positions in Qantas Airways (the largest Australian airline by market capitalization) and three financial companies in Europe (3i Group, DNB and Societe Generale). Qantas Airways, which stock price nearly doubled during the Reporting Period, benefitted from an extended period of low Oil prices and resilience of the Australian and Asia Pacific economies. In the financial sector, UK’s 3i Group, an investment manager which engages in the provision of private equity and infrastructure, benefitted from a well-diversified portfolio in Europe and North America. DNB, Norway’s largest bank had strong performance over the Reporting Period, beating consensus earnings estimates in all of the four quarters by an average of approximately 9%. Societe Generale, France’s 2nd largest bank, reported strong earnings especially in the final months of 2016 gaining from strong capital markets activities.

The largest detractors to the Fund’s performance relative to the Index were overweight allocations to Dutch Grocer Royal Ahold Delhaize and three Japanese companies (Toyota Motor, Honda Motor and construction and real estate developer lida Group Holdings), which all underperformed the overall Index and their peers during the Reporting Period.

Royal Ahold Delhaize struggled during the Reporting Period losing more than 20% of its market value mainly due to fears of heated competition and subsequent margin compression in the US grocery market after Amazon’s acquisition of Whole Foods Markets and the entry of new European competitors. Lida Group Holdings lost value in the first quarter and struggled to recover as its aggressive initiatives resulted in compression in gross margins. Toyota Motor and Honda Motor struggled in the first half of the year on slowing sales in the US and a more cautious stance from analysts.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

International Stock Selection Fund	29

SSGA International Stock Selection Fund

Portfolio Management Discussion and Analysis — August 31, 2017 (Unaudited)

Objective:  The Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

Invests In:  At least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks issued by companies in the countries and industries represented in the MSCI EAFE Index, the Fund’s benchmark.

Strategy:  The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities while controlling risk exposure of the Fund relative to the Fund’s benchmark. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries and/or sectors (such as measures of growth potential, valuation, quality, and investor sentiment) and based on other historical quantitative metrics to past performance.

Past performance is not a guarantee of future results.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Line graph is based on cumulative total return.

*	Assumes initial investment on September 1, 2007.

†

The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

See accompanying notes to financial statements.

30	International Stock Selection Fund

SSGA International Stock Selection Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2017 (Unaudited)

Performance Summary

Average Annual Total Returns as of 8/31/2017

Class N	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	20.04%	9.59%	0.88%
MSCI® EAFE® Index (Net Dividend) (reflects no deduction for fees, expenses or taxes)	17.64%	8.48%	1.62%
Class A	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	19.95%	9.40%	0.69%
Adjusted for the Maximum Sale Charge (Max 5.25% load)	13.62%	8.22%	0.14%
MSCI® EAFE® Index (Net Dividend) (reflects no deduction for fees, expenses or taxes)	17.64%	8.48%	1.62%
Class I	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	20.23%	9.65%	0.91%
MSCI® EAFE® Index (Net Dividend) (reflects no deduction for fees, expenses or taxes)	17.64%	8.48%	1.62%
Class K	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	20.25%	9.74%	0.94%
MSCI® EAFE® Index (Net Dividend) (reflects no deduction for fees, expenses or taxes)	17.64%	8.48%	1.62%

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. Class N, Class I, and Class K are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees and the maximum sales load of Class A. Unadjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Class I and K shares on July 7, 2014, reflects the historical performance of the Fund’s Class N shares. Had the Fund’s Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the SSGA International Stock Selection Fund as stated in the Fees and Expenses table of the prospectus dated December 19, 2016 (as supplemented May 1, 2017) is 1.27%, 1.47%, 1.22%, and 1.02% for Class N, A, I, and K, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

See accompanying notes to financial statements.

International Stock Selection Fund	31

SSGA International Stock Selection Fund

Portfolio Statistics (Unaudited)

Top Five Holdings — as of August 31, 2017

Description	Market Value	% of Net Assets
Bayer AG	$6,228,980	2.1
Sanofi	6,083,443	2.0
Lloyds Banking Group PLC	5,835,253	1.9
ING Groep NV	5,419,723	1.8
Skandinaviska Enskilda Banken AB Class A	5,125,293	1.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown — as of August 31, 2017*

Industry	% of Net Assets
Banks	12.9%
Pharmaceuticals	8.2
Insurance	7.2
Food Products	5.0
Real Estate Investment Trusts (REITs)	4.9
Chemicals	4.4
Automobiles	3.5
Construction & Engineering	3.4
Electrical Equipment	3.3
Oil, Gas & Consumable Fuels	3.2
Auto Components	2.9
Diversified Telecommunication Services	2.9
Paper & Forest Products	2.9
Electric Utilities	2.7
Household Durables	2.7
Building Products	2.5
Capital Markets	2.5
Food & Staples Retailing	2.2
Trading Companies & Distributors	2.0
Electronic Equipment, Instruments & Components	1.8
Hotels, Restaurants & Leisure	1.7
IT Services	1.7
Life Sciences Tools & Services	1.6
Tobacco	1.5
Airlines	1.4

Industry	% of Net Assets
Beverages	1.2%
Commercial Services & Supplies	1.1
Semiconductors & Semiconductor Equipment	1.1
Air Freight & Logistics	1.0
Construction Materials	0.8
Metals & Mining	0.7
Energy Equipment & Services	0.6
Specialty Retail	0.6
Multi-Utilities	0.5
Road & Rail	0.5
Industrial Conglomerates	0.3
Aerospace & Defense	0.2
Consumer Finance	0.2
Health Care Providers & Services	0.2
Media	0.2
Personal Products	0.2
Professional Services	0.2
Real Estate Management & Development	0.2
Technology Hardware, Storage & Peripherals	0.2
Thrifts & Mortgage Finance	0.2
Transportation Infrastructure	0.2
Wireless Telecommunication Services	0.2
Short-Term Investment	0.0 **
Other Assets in Excess of Liabilities	0.4

Total	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

See accompanying notes to financial statements.

32	International Stock Selection Fund

SSGA International Stock Selection Fund

Schedule of Investments — August 31, 2017

Security Description	Shares	Value

Common Stocks - 99.6%
Australia - 8.6%
Asaleo Care, Ltd.	524,361	$652,356
Aurizon Holdings, Ltd.	242,930	957,861
Caltex Australia, Ltd.	73,158	1,941,860
Coca-Cola Amatil, Ltd.	172,216	1,102,070
CSR, Ltd.	727,730	2,337,176
Dexus REIT	316,865	2,415,642
Downer EDI, Ltd.	566,069	3,203,975
DuluxGroup, Ltd.	111,721	589,716
GPT Group REIT	257,827	1,024,798
Mirvac Group REIT	1,872,628	3,453,657
Qantas Airways, Ltd.	925,291	4,207,403
Regis Resources, Ltd.	214,205	706,671
Stockland REIT	894,723	3,150,881

		25,744,066

Denmark - 3.0%
Danske Bank A/S	118,902	4,621,064
Sydbank A/S	16,968	661,897
Vestas Wind Systems A/S	42,161	3,839,966

		9,122,927

Finland - 2.0%
Orion Oyj Class B	31,596	1,496,264
Stora Enso Oyj Class R	256,031	3,364,907
UPM-Kymmene Oyj	42,814	1,114,159

		5,975,330

France - 8.1%
AXA SA	78,536	2,278,898
Cie de Saint-Gobain	70,938	3,890,950
Cie Generale des Etablissements Michelin	14,221	1,938,416
CNP Assurances	114,044	2,647,393
Eutelsat Communications SA	20,384	592,458
Natixis SA	231,472	1,738,207
Peugeot SA	42,553	898,406
Renault SA	14,208	1,257,550
Sanofi	62,579	6,083,443
SCOR SE	37,931	1,589,456
TOTAL SA	29,907	1,546,764

		24,461,941

Germany - 6.6%
BASF SE	43,125	4,177,388
Bayer AG	48,674	6,228,980
Covestro AG (a)	28,367	2,229,126
Deutsche Post AG	72,285	2,998,472
METRO AG (b)	70,095	1,370,161
OSRAM Licht AG	14,401	1,182,571
Suedzucker AG	81,369	1,730,023

		19,916,721

Security Description	Shares	Value
Hong Kong - 6.4%
BOC Hong Kong Holdings, Ltd.	965,000	$4,913,938
CLP Holdings, Ltd.	120,000	1,267,355
HKT Trust & HKT, Ltd.	706,000	912,976
Hongkong Land Holdings, Ltd.	79,200	586,872
Jardine Matheson Holdings, Ltd.	13,400	880,514
Link REIT	588,000	4,853,822
SJM Holdings, Ltd.	753,000	657,188
WH Group, Ltd. (a)	4,048,500	4,231,764
Xinyi Glass Holdings, Ltd.	1,080,000	1,076,446

		19,380,875

Israel - 0.1%
Orbotech, Ltd. (b)	8,100	321,894

Italy - 0.8%
A2A SpA	894,875	1,503,145
Recordati SpA	24,171	1,035,302

		2,538,447

Japan - 20.8%
Alfresa Holdings Corp.	34,100	641,769
Aozora Bank, Ltd.	304,000	1,150,352
Asahi Glass Co., Ltd.	92,900	3,625,242
Daiichi Sankyo Co., Ltd.	153,900	3,638,387
Fujitsu, Ltd.	546,000	4,048,252
Hanwa Co., Ltd.	92,000	618,438
Heiwado Co., Ltd.	25,800	602,434
Hitachi, Ltd.	726,000	4,999,154
Honda Motor Co., Ltd.	134,600	3,772,253
JXTG Holdings, Inc.	60,600	293,477
Kajima Corp.	120,000	1,101,378
KDDI Corp.	22,000	593,751
Kirin Holdings Co., Ltd.	41,800	949,231
Marubeni Corp.	408,500	2,658,306
Mitsubishi Chemical Holdings Corp.	94,000	874,717
Mitsui Chemicals, Inc.	745,000	4,459,089
Nippon Telegraph & Telephone Corp.	102,800	5,113,116
Nisshin Oillio Group, Ltd.	104,000	745,459
Obayashi Corp.	93,500	1,103,102
Prima Meat Packers, Ltd.	102,000	631,846
Rohm Co., Ltd.	32,900	2,561,732
Sojitz Corp.	545,700	1,464,333
Sumitomo Chemical Co., Ltd.	139,000	833,229
Sumitomo Electric Industries, Ltd.	301,100	4,716,371
Sumitomo Forestry Co., Ltd.	22,300	347,680
Sumitomo Rubber Industries, Ltd.	46,700	774,404
Suzuki Motor Corp.	93,000	4,674,744
Taisei Corp.	355,000	3,561,787
Toyota Tsusho Corp.	37,400	1,151,581

See accompanying notes to financial statements.

International Stock Selection Fund	33

SSGA International Stock Selection Fund

Schedule of Investments, continued — August 31, 2017

Security Description	Shares	Value

Ulvac, Inc.	17,000	$935,553

		62,641,167

Netherlands - 3.5%
ABN AMRO Group NV (a)	81,326	2,279,016
ING Groep NV	305,548	5,419,723
Koninklijke Ahold Delhaize NV	158,919	2,856,697

		10,555,436

New Zealand - 0.9%
Spark New Zealand, Ltd.	925,980	2,602,901

Norway - 3.3%
Austevoll Seafood ASA	77,308	799,691
DNB ASA	248,453	4,851,878
Orkla ASA	114,958	1,180,261
Statoil ASA	158,861	3,010,147

		9,841,977

Portugal - 0.3%
EDP - Energias de Portugal SA	194,130	745,305

South Africa - 1.6%
Investec PLC	81,144	619,071
Mondi PLC	156,807	4,284,472

		4,903,543

Spain - 6.5%
ACS Actividades de Construccion y Servicios SA	119,712	4,526,157
Amadeus IT Group SA	21,258	1,317,715
Banco Santander SA	390,891	2,540,272
Endesa SA	113,672	2,742,278
Iberdrola SA	406,606	3,321,029
Mapfre SA	644,657	2,281,576
Repsol SA	167,536	2,877,967

		19,606,994

Sweden - 3.9%
Electrolux AB Series B	20,234	735,689
Husqvarna AB Class B	72,727	733,609
JM AB	18,113	581,294
Skandinaviska Enskilda Banken AB Class A	393,852	5,125,293
Swedish Match AB	128,199	4,570,843

		11,746,728

Switzerland - 9.5%
ABB, Ltd.	207,798	4,810,590
Baloise Holding AG	6,673	1,062,586
Cembra Money Bank AG (b)	7,277	633,641
Flughafen Zuerich AG	2,459	602,602
Logitech International SA	20,900	743,198

Security Description	Shares	Value
Lonza Group AG (b)	18,998	$4,810,172
Nestle SA	22,533	1,911,528
Novartis AG	49,221	4,152,436
Roche Holding AG	7,838	1,990,253
Swiss Life Holding AG (b)	10,339	3,700,240
Zurich Insurance Group AG	13,783	4,123,617

		28,540,863

United Kingdom - 13.7%
3i Group PLC	394,160	4,941,431
Barratt Developments PLC	85,177	687,839
Bellway PLC	37,740	1,563,116
Carnival PLC	66,086	4,593,252
Centamin PLC	704,373	1,379,900
Diageo PLC	41,247	1,382,483
Direct Line Insurance Group PLC	789,714	3,881,504
Hays PLC	303,491	718,173
Kingfisher PLC	493,128	1,905,978
Lloyds Banking Group PLC	7,070,833	5,835,253
Man Group PLC	749,398	1,622,185
National Express Group PLC	126,377	586,671
Paragon Group of Cos. PLC	111,716	591,564
Persimmon PLC	108,189	3,719,922
QinetiQ Group PLC	164,368	488,852
Subsea 7 SA	122,910	1,769,675
Tate & Lyle PLC	417,135	3,686,782
Wm Morrison Supermarkets PLC	604,466	1,922,823

		41,277,403

Total Common Stocks (cost $267,053,098)		299,924,518

Short-Term Investment - 0.0% (c)
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.97% (d)(e) (cost $100)	100	100

Total Investments - 99.6% (cost $267,053,198)		299,924,618

Other Assets in Excess of Liabilities - 0.4%		1,145,533

Net Assets - 100.0%		$301,070,151

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 2.9% of net assets as of August 31, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Non-income producing security.
(c)	Amount is less than 0.05% of net assets.

See accompanying notes to financial statements.

34	International Stock Selection Fund

SSGA International Stock Selection Fund

Schedule of Investments, continued — August 31, 2017

(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended August 31, 2017 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at August 31, 2017.
REIT	Real Estate Investment Trust

During the period ended August 31, 2017, average notional value related to futures contracts was $5,270,427 or 2% of net assets.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Assets:

Investments:
Common Stocks
Australia	$25,744,066	$—	$—	$25,744,066
Denmark	9,122,927	—	—	9,122,927
Finland	5,975,330	—	—	5,975,330
France	24,461,941	—	—	24,461,941
Germany	19,916,721	—	—	19,916,721
Hong Kong	19,380,875	—	—	19,380,875
Israel	321,894	—	—	321,894
Italy	2,538,447	—	—	2,538,447
Japan	62,641,167	—	—	62,641,167
Netherlands	10,555,436	—	—	10,555,436
New Zealand	2,602,901	—	—	2,602,901
Norway	9,841,977	—	—	9,841,977
Portugal	745,305	—	—	745,305
South Africa	4,903,543	—	—	4,903,543
Spain	19,606,994	—	—	19,606,994
Sweden	11,746,728	—	—	11,746,728
Switzerland	28,540,863	—	—	28,540,863
United Kingdom	41,277,403	—	—	41,277,403
Short-Term Investment	100	—	—	100

Total Investments	$299,924,618	$—	$—	$299,924,618

See accompanying notes to financial statements.

International Stock Selection Fund	35

SSGA International Stock Selection Fund

Schedule of Investments, continued — August 31, 2017

Affiliate Table

	Number of Shares Held at 8/31/16	Value At 8/31/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 8/31/17	Value at 8/31/17	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$22,979,658	$22,979,558	$—	$—	100	$100	$8,025
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,958,456	3,958,456	35,079,765	39,038,221	—	—	—	—	10,991
State Street Navigator Securities Lending Government Money Market Portfolio*	2,366,898	2,366,898	50,593,181	52,960,079	—	—	—	—	76,570

Total		$6,325,354	$108,652,604	$114,977,858	$—	$—		$100	$95,586

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

36	International Stock Selection Fund

SSGA High Yield Bond Fund

Management Discussion of Fund Performance — August 31, 2017 (Unaudited)

The SSGA High Yield Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in fixed income securities, including, but not limited to, those represented by the Bloomberg Barclays U.S. Corporate High-Yield Bond Index. The Fund’s benchmark is the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index (the “Index”).

For the 12-month period ended August 31, 2017 (the “Reporting Period”), the total return for the Fund’s Class N was 7.47%, and the Index was 8.62%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund underperformed the Index during the Reporting Period. During the Reporting Period, market conditions generally supported U.S. fixed income securities, including those with greater credit exposure, as both the Fund and the Index delivered positive returns over the Reporting Period.

Healing across commodity markets, impacts from the changing U.S. political environment and continued investor appetite for yield and willingness to take risk were primary drivers of Fund performance during the Reporting Period. Significant improvement in credit quality across Energy and Metals and Mining sectors occurred as global oil markets stabilized, albeit at lower levels, and certain metals markets rebounded strongly in the Reporting Period. This created an environment favorable for producers to rationalize balance sheets and adjust operations for the new price regime. The Fund’s more defensive Energy positioning coming out of the deep downturn detracted from performance relative to the Index. Conversely, security selection in the Metals and Mining sector contributed positively to Fund performance relative to the Index. The unexpected election of President Trump in November 2016 had significant market implications, particularly in the Healthcare area. Uncertainties around potential changes to the U.S. healthcare system and ultimate Congressional failure to enact material changes during the Reporting Period, heightened volatility in Healthcare and Pharmaceutical sectors during the Reporting Period. Through the volatility, the Healthcare sector detracted from Fund relative performance against the Index. However, security selection in pharmaceuticals companies more than outweighed lagging Healthcare performance and added to the Fund’s relative performance against the Index during the Reporting Period. In addition, the ongoing global search for yield resulted in a strong technical backdrop in the U.S. High Yield market. As a consequence, spread compression across credit quality ratings ensued with lower quality bonds generally outperforming higher quality bonds for the Reporting Period. Through the Reporting Period, Fund strategy turned more constructive on the continuation of the credit cycle, but remained more cautiously positioned given tightening valuations and a mix of other fundamental factors.

A hallmark of our Fund investment process is seeking to find value through individual security selection. This bore out over the Reporting Period as positive security selection, particularly in BB rated fixed income securities, partially offset the negative relative performance from underweighting the lower quality portion of the high yield market relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance were Aheren Rentals, Inc., York Risk Services Holding Corporation, and CEVA Group PLC. The top negative contributors to the Fund’s performance were Quorum Health Corporation, PetSmart, Inc., and EP Energy LLC.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

High Yield Bond Fund	37

SSGA High Yield Bond Fund

Portfolio Management Discussion and Analysis — August 31, 2017 (Unaudited)

Objective:  The Fund seeks to maximize total return by investing primarily in fixed-income securities, including but not limited to, those represented by the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

Invests in:  At least 80% of its net assets (plus borrowings, if any) in high yield (non-investment grade) bonds commonly referred to as “junk bonds.”

Strategy:  The Fund’s portfolio typically consists of a core portfolio principally drawn from securities in the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index, the Fund’s benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries or sectors represented in the benchmark.

Past performance is not a guarantee of future results.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Line graph is based on cumulative total return.

*	Assumes initial investment on September 1, 2007.

†	The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index is an issuer-constrained version Corporate High-Yield Index that covers the USD-denominated non-investment grade, fixed-rate, taxable corporate U.S. High-Yield 2% Issuer Capped Index follows the same index construction rules as the uncapped index but limits exposure of each issuer to 2% of the total market value and redistributes the excess market value index-side on basis.

See accompanying notes to financial statements.

38	High Yield Bond Fund

SSGA High Yield Bond Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2017 (Unaudited)

Performance Summary

Average Annual Total Returns as of 8/31/2017

Class N	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	7.47%	5.44%	7.13%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index	8.62%	6.47%	8.09%
Class A	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	7.36%	5.26%	6.93%
Adjusted for the Maximum Sale Charge (Max 3.75% load)	3.37%	4.45%	6.52%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index	8.62%	6.47%	8.09%
Class I	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	7.60%	5.51%	7.16%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index	8.62%	6.47%	8.09%
Class K	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	7.73%	5.59%	7.20%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index	8.62%	6.47%	8.09%

The maximum sales charge for Class A shares is 3.75%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. Class N, Class I, and Class K are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees and the maximum sales load of Class A. Unadjusted Performance shown for the periods prior to the inception of Class A shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Class A shares, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Class I and K shares on July 7, 2014, reflects the historical performance of the Fund’s Class N shares. Had the Fund’s Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the SSGA High Yield Bond Fund as stated in the Fees and Expenses table of the prospectus dated December 19, 2016 (as supplemented May 1, 2017) is 1.08%, 1.28%, 1.03%, and 0.83% for Class N, A, I, and K, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

See accompanying notes to financial statements.

High Yield Bond Fund	39

SSGA High Yield Bond Fund

Portfolio Statistics (Unaudited)

Top Five Holdings — as of August 31, 2017

Description	Market Value	% of Net Assets
Sprint Corp. 7.88% 09/15/2023	$883,732	1.3
CCO Holdings LLC/CCO Holdings Capital Corp. 5.88% 04/01/2024	839,375	1.2
HCA Healthcare, Inc. 6.25% 02/15/2021	701,220	1.0
CSC Holdings LLC 10.13% 01/15/2023	637,175	0.9
Frontier Communications Corp. 10.50% 09/15/2022	594,000	0.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown — as of August 31, 2017*

Industry	% of Net Assets
Telecommunications	9.7%
Oil & Gas	8.8
Health Care Services	7.3
Media	7.1
Commercial Services	5.5
Diversified Financial Services	4.3
Retail	4.2
Mining	3.9
Packaging & Containers	3.3
Chemicals	3.2
Pipelines	3.0
Food	2.4
Banks	2.2
Electric	2.2
Home Builders	2.1
Pharmaceuticals	1.9
Entertainment	1.8
Iron/Steel	1.8
IT Services	1.6
Software	1.6
Auto Parts & Equipment	1.2
Construction Materials	1.2
Distribution & Wholesale	1.1
Internet	1.1
Lodging	1.1

Industry	% of Net Assets
Household Products & Wares	0.9%
Real Estate Investment Trusts	0.9
Coal	0.8
Environmental Control	0.8
Oil & Gas Services	0.5
Semiconductors	0.5
Transportation	0.5
Aerospace & Defense	0.4
Engineering & Construction	0.4
Home Furnishings	0.4
Metal Fabricate & Hardware	0.4
Beverages	0.3
Household Products	0.3
Housewares	0.3
Leisure Time	0.3
Miscellaneous Manufacturer	0.3
Advertising	0.2
Electrical Components & Equipment	0.2
Health Care Products	0.2
Insurance	0.2
Shipbuilding	0.2
Trucking & Leasing	0.2
Short-Term Investment	4.6
Other Assets in Excess of Liabilities	2.6

Total	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

See accompanying notes to financial statements.

40	High Yield Bond Fund

SSGA High Yield Bond Fund

Schedule of Investments — August 31, 2017

Security Description	Principal Amount	Value

Corporate Bonds & Notes - 92.8%
Australia - 0.3%
FMG Resources August 2006 Pty, Ltd. 5.13%, 5/15/2024 (a)	$160,000	$166,096

Barbados - 0.3%
Columbus Cable Barbados, Ltd. 7.38%, 3/30/2021 (a)	200,000	213,500

Bermuda - 0.8%
Aircastle, Ltd. 5.00%, 4/1/2023	200,000	213,250
Weatherford International, Ltd. 8.25%, 6/15/2023	375,000	369,150

		582,400

Canada - 2.0%
1011778 BC ULC/New Red Finance, Inc. 4.25%, 5/15/2024 (a)	350,000	355,215
Bombardier, Inc. 7.50%, 3/15/2025 (a)	225,000	239,355
GW Honos Security Corp. 8.75%, 5/15/2025 (a)	185,000	197,524
Hudbay Minerals, Inc. 7.63%, 1/15/2025 (a)	95,000	104,500
MEG Energy Corp. 6.50%, 1/15/2025 (a)	150,000	139,312
Teck Resources, Ltd.: 3.75%, 2/1/2023	250,000	251,625
6.25%, 7/15/2041	125,000	136,563

		1,424,094

Cayman Islands - 1.2%
Transocean, Inc.: 6.80%, 3/15/2038	100,000	75,610
9.00%, 7/15/2023 (a)	310,000	330,150
UPCB Finance IV, Ltd. 5.38%, 1/15/2025 (a)	400,000	415,000

		820,760

France - 0.7%
SFR Group SA: 6.00%, 5/15/2022 (a)	300,000	315,750
7.38%, 5/1/2026 (a)	167,000	180,360

		496,110

Germany - 0.5%
Deutsche Bank AG: 5 year USD Swap + 2.25%, 4.30%, 5/24/2028 (b)	200,000	199,960

Security Description	Principal Amount	Value
4.50%, 4/1/2025	$150,000	$151,275

		351,235

Ireland - 2.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.: 6.00%, 2/15/2025 (a)	400,000	425,160
7.25%, 5/15/2024 (a)	200,000	220,125
C&W Senior Financing Designated Activity Co. 6.88%, 9/15/2027 (a)	200,000	208,500
Endo Dac/Endo Finance LLC/Endo Finco, Inc.: 5.88%, 10/15/2024 (a)	225,000	232,605
6.00%, 7/15/2023 (a)	200,000	168,000
Park Aerospace Holdings, Ltd. 5.50%, 2/15/2024 (a)	120,000	124,800

		1,379,190

Luxembourg - 2.7%
Altice Financing SA 7.50%, 5/15/2026 (a)	185,000	202,353
Altice Finco SA 8.13%, 1/15/2024 (a)	450,000	483,075
Altice Luxembourg SA 7.75%, 5/15/2022 (a)	425,000	450,500
ArcelorMittal: 6.75%, 2/25/2022	250,000	281,875
7.50%, 10/15/2039	175,000	207,375
INEOS Group Holdings SA 5.63%, 8/1/2024 (a)	272,000	280,160

		1,905,338

Netherlands - 1.2%
Lincoln Finance, Ltd. 7.38%, 4/15/2021 (a)	200,000	210,500
NXP B.V./NXP Funding LLC 4.63%, 6/1/2023 (a)	323,000	345,610
VTR Finance B.V. 6.88%, 1/15/2024 (a)	250,000	265,312

		821,422

Sweden - 0.2%
Perstorp Holding AB 11.00%, 9/30/2021 (a)	100,000	107,063

United Kingdom - 3.9%
Alpha 3 B.V./Alpha US Bidco, Inc. 6.25%, 2/1/2025 (a)	345,000	354,487
Anglo American Capital PLC: 4.75%, 4/10/2027 (a)	270,000	283,176
4.88%, 5/14/2025 (a)	375,000	397,950

See accompanying notes to financial statements.

High Yield Bond Fund	41

SSGA High Yield Bond Fund

Schedule of Investments, continued — August 31, 2017

Security Description	Principal Amount	Value

CEVA Group PLC 7.00%, 3/1/2021 (a)	$185,000	$179,566
Global Ship Lease, Inc. 10.00%, 4/1/2019 (a)	211,000	206,648
Inmarsat Finance PLC 4.88%, 5/15/2022 (a)	275,000	279,813
International Game Technology PLC 6.25%, 2/15/2022 (a)	300,000	330,750
Royal Bank of Scotland Group PLC 3 Month USD LIBOR + 2.50%, 7.65%, 9/30/2031 (b)(c)	200,000	250,980
Virgin Media Finance PLC 6.38%, 4/15/2023 (a)	450,000	470,250

		2,753,620

United States - 77.0%
Acadia Healthcare Co., Inc. 6.50%, 3/1/2024	251,000	269,524
ADT Corp. 3.50%, 7/15/2022	400,000	398,720
Advanced Disposal Services, Inc. 5.63%, 11/15/2024 (a)	210,000	218,925
AES Corp.: 3 Month USD LIBOR + 3.00%, 4.32%, 6/1/2019 (b)	89,000	89,223
4.88%, 5/15/2023	250,000	256,250
5.13%, 9/1/2027	91,000	92,620
6.00%, 5/15/2026	80,000	85,900
Ahern Rentals, Inc. 7.38%, 5/15/2023 (a)	85,000	76,500
Alcoa Nederland Holding B.V. 6.75%, 9/30/2024 (a)	200,000	219,750
Allison Transmission, Inc. 5.00%, 10/1/2024 (a)	140,000	143,500
Ally Financial, Inc.: 5.75%, 11/20/2025	425,000	458,872
8.00%, 11/1/2031	200,000	257,500
AMC Networks, Inc. 4.75%, 8/1/2025	40,000	40,100
American Axle & Manufacturing, Inc. 6.25%, 4/1/2025 (a)	260,000	258,700
American Greetings Corp. 7.88%, 2/15/2025 (a)	200,000	217,000
AMN Healthcare, Inc. 5.13%, 10/1/2024 (a)	210,000	215,250
Antero Resources Corp. 5.63%, 6/1/2023	345,000	350,175
Arch Merger Sub, Inc. 8.50%, 9/15/2025 (a)	205,000	198,338

Security Description	Principal Amount	Value
Arconic, Inc.: 5.13%, 10/1/2024	$175,000	$185,500
5.95%, 2/1/2037	200,000	209,720
6.15%, 8/15/2020	100,000	109,430
Artesyn Embedded Technologies, Inc. 9.75%, 10/15/2020 (a)	175,000	171,719
Asbury Automotive Group, Inc. 6.00%, 12/15/2024	250,000	257,187
Ashtead Capital, Inc. 5.63%, 10/1/2024 (a)	225,000	240,997
ASP AMC Merger Sub, Inc. 8.00%, 5/15/2025 (a)	175,000	166,688
Beacon Roofing Supply, Inc. 6.38%, 10/1/2023	300,000	318,390
Berry Plastics Corp. 5.13%, 7/15/2023	150,000	156,375
Block Communications, Inc. 6.88%, 2/15/2025 (a)	125,000	133,594
Blue Cube Spinco, Inc. 9.75%, 10/15/2023	75,000	90,780
Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (a)	140,000	140,175
Boyd Gaming Corp. 6.38%, 4/1/2026	275,000	299,062
Brand Energy & Infrastructure Services, Inc. 8.50%, 7/15/2025 (a)	55,000	58,575
Builders FirstSource, Inc. 5.63%, 9/1/2024 (a)	265,000	276,925
BWAY Holding Co. 7.25%, 4/15/2025 (a)	285,000	291,070
CalAtlantic Group, Inc. 5.25%, 6/1/2026	115,000	118,306
California Resources Corp. 8.00%, 12/15/2022 (a)	150,000	83,115
Calpine Corp. 5.38%, 1/15/2023	140,000	133,350
Carlson Travel, Inc. 9.50%, 12/15/2024 (a)	200,000	194,375
Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	292,000	283,970
CBS Radio, Inc. 7.25%, 11/1/2024 (a)	100,000	105,130
CCO Holdings LLC/CCO Holdings Capital Corp.: 5.75%, 2/15/2026 (a)	155,000	163,959
5.88%, 4/1/2024 (a)	790,000	839,375
CD&R Waterworks Merger Sub LLC 6.13%, 8/15/2025 (a)	45,000	45,844
Centene Corp. 4.75%, 1/15/2025	325,000	336,781

See accompanying notes to financial statements.

42	High Yield Bond Fund

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Schedule of Investments, continued — August 31, 2017

Security Description	Principal Amount	Value

Central Garden & Pet Co. 6.13%, 11/15/2023	$150,000	$159,750
Century Communities, Inc. 5.88%, 7/15/2025 (a)	200,000	198,260
CenturyLink, Inc. Series Y, 7.50%, 4/1/2024	300,000	314,250
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.38%, 9/15/2020 (a)	210,000	214,788
CF Industries, Inc.: 3.45%, 6/1/2023	200,000	194,500
4.95%, 6/1/2043	150,000	129,750
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.75%, 3/1/2025 (a)	265,000	272,632
Chesapeake Energy Corp.: 8.00%, 1/15/2025 (a)	70,000	67,375
8.00%, 6/15/2027 (a)	150,000	142,125
Chobani LLC/Chobani Finance Corp., Inc. 7.50%, 4/15/2025 (a)	195,000	212,687
CHS/Community Health Systems, Inc. 6.25%, 3/31/2023	330,000	332,673
CIT Group, Inc.: 3.88%, 2/19/2019	430,000	439,137
5.00%, 8/15/2022	125,000	135,063
3 Month USD LIBOR + 3.97%, 5.80%, 6/15/2022 (b)(c)	135,000	140,238
Clear Channel International B.V. 8.75%, 12/15/2020 (a)	49,000	51,269
Cliffs Natural Resources, Inc. 5.75%, 3/1/2025 (a)	185,000	180,431
CONSOL Energy, Inc. 5.88%, 4/15/2022	345,000	344,034
Continental Resources, Inc. 5.00%, 9/15/2022	425,000	428,102
Cott Holdings, Inc. 5.50%, 4/1/2025 (a)	170,000	178,288
Covanta Holding Corp. 5.88%, 7/1/2025	275,000	272,607
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp. 6.25%, 4/1/2023	300,000	309,750
CSC Holdings LLC 10.13%, 1/15/2023 (a)	550,000	637,175
DaVita, Inc. 5.00%, 5/1/2025	315,000	318,937
DCP Midstream Operating L.P. 3.88%, 3/15/2023	400,000	389,500

Security Description	Principal Amount	Value
Dell International LLC/EMC Corp. 5.88%, 6/15/2021 (a)	$375,000	$393,187
Denbury Resources, Inc. 9.00%, 5/15/2021 (a)	225,000	201,375
Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	136,000	136,000
Diamondback Energy, Inc. 4.75%, 11/1/2024	165,000	165,206
Diebold, Inc. 8.50%, 4/15/2024	333,000	364,635
DISH DBS Corp.: 5.88%, 11/15/2024	285,000	307,458
7.75%, 7/1/2026	235,000	275,843
Dynegy, Inc.: 7.38%, 11/1/2022	150,000	155,250
7.63%, 11/1/2024	110,000	113,443
8.00%, 1/15/2025 (a)	200,000	206,320
Eldorado Resorts, Inc. 7.00%, 8/1/2023	181,000	195,028
EMC Corp. 3.38%, 6/1/2023	125,000	119,713
Energy Transfer Equity L.P. 7.50%, 10/15/2020	150,000	169,125
Ensco PLC: 5.75%, 10/1/2044	100,000	64,750
8.00%, 1/31/2024	41,000	36,900
Envision Healthcare Corp. 6.25%, 12/1/2024 (a)	340,000	367,200
EP Energy LLC/Everest Acquisition Finance, Inc.: 8.00%, 2/15/2025 (a)	110,000	72,600
9.38%, 5/1/2020	75,000	55,410
Equinix, Inc. 5.38%, 1/1/2022	275,000	288,406
EW Scripps Co 5.13%, 5/15/2025 (a)	70,000	70,875
First Data Corp. 7.00%, 12/1/2023 (a)	430,000	463,325
Flex Acquisition Co., Inc. 6.88%, 1/15/2025 (a)	200,000	207,500
Freeport-McMoRan, Inc.: 2.38%, 3/15/2018	125,000	125,000
3.55%, 3/1/2022	200,000	196,760
5.45%, 3/15/2043	250,000	233,700
Fresh Market, Inc. 9.75%, 5/1/2023 (a)	204,000	154,530
Frontier Communications Corp. 10.50%, 9/15/2022	660,000	594,000
GameStop Corp. 6.75%, 3/15/2021 (a)	350,000	364,875
Genesis Energy L.P./Genesis Energy Finance Corp. 6.50%, 10/1/2025	125,000	122,775

See accompanying notes to financial statements.

High Yield Bond Fund	43

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Schedule of Investments, continued — August 31, 2017

Security Description	Principal Amount	Value

Goodyear Tire & Rubber Co. 5.13%, 11/15/2023	$225,000	$234,270
Great Lakes Dredge & Dock Corp. 8.00%, 5/15/2022 (a)	225,000	228,105
H&E Equipment Services, Inc. 5.63%, 9/1/2025 (a)	135,000	138,375
Halcon Resources Corp. 6.75%, 2/15/2025 (a)	120,000	120,900
HCA Healthcare, Inc. 6.25%, 2/15/2021	650,000	701,220
HCA, Inc. 4.75%, 5/1/2023	150,000	158,040
HD Supply, Inc. 5.75%, 4/15/2024 (a)	300,000	321,750
Hertz Corp. 7.63%, 6/1/2022 (a)	205,000	206,804
Hexion, Inc.: 10.00%, 4/15/2020	125,000	122,188
10.38%, 2/1/2022 (a)	170,000	166,209
Hilcorp Energy I L.P./Hilcorp Finance Co. 5.75%, 10/1/2025 (a)	170,000	164,475
Hill-Rom Holdings, Inc. 5.75%, 9/1/2023 (a)	100,000	105,250
Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025 (a)	150,000	162,281
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.: 5.88%, 2/1/2022	150,000	154,275
6.00%, 8/1/2020	300,000	309,900
6.25%, 2/1/2022	140,000	144,382
IPALCO Enterprises, Inc. 3.70%, 9/1/2024 (a)	75,000	75,505
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc. 6.00%, 7/15/2025 (a)	130,000	134,063
Jacobs Entertainment, Inc. 7.88%, 2/1/2024 (a)	175,000	188,563
JBS USA LUX SA/JBS USA Finance, Inc. 7.25%, 6/1/2021 (a)	150,000	153,315
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/2022 (a)	119,000	134,768
KAR Auction Services, Inc. 5.13%, 6/1/2025 (a)	255,000	262,930
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 5.00%, 6/1/2024 (a)	200,000	208,500
Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (a)	255,000	252,526

Security Description	Principal Amount	Value
L Brands, Inc. 6.88%, 11/1/2035	$270,000	$258,525
Lamb Weston Holdings, Inc. 4.63%, 11/1/2024 (a)	160,000	165,408
Lee Enterprises, Inc. 9.50%, 3/15/2022 (a)	140,000	145,338
Lennar Corp. 4.75%, 5/30/2025	450,000	467,156
Level 3 Financing, Inc. 5.38%, 1/15/2024	475,000	485,972
Lions Gate Entertainment Corp. 5.88%, 11/1/2024 (a)	230,000	240,925
Lithia Motors, Inc. 5.25%, 8/1/2025 (a)	213,000	217,260
M/I Homes, Inc. 5.63%, 8/1/2025 (a)	160,000	162,600
Match Group, Inc. 6.38%, 6/1/2024	200,000	217,000
Meccanica Holdings USA, Inc. 6.25%, 1/15/2040 (a)	50,000	56,094
MEDNAX, Inc. 5.25%, 12/1/2023 (a)	365,000	379,144
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc. 5.63%, 5/1/2024	59,000	64,163
MGM Resorts International: 6.63%, 12/15/2021	200,000	225,000
6.75%, 10/1/2020	100,000	111,000
7.75%, 3/15/2022	125,000	146,094
Midcontinent Communications/Midcontinent Finance Corp. 6.88%, 8/15/2023 (a)	100,000	107,500
Molina Healthcare, Inc. 4.88%, 6/15/2025 (a)	355,000	349,453
Monitronics International, Inc. 9.13%, 4/1/2020	350,000	294,455
MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (a)	368,000	394,220
MSCI, Inc. 5.25%, 11/15/2024 (a)	250,000	266,250
Murphy Oil Corp. 5.75%, 8/15/2025	341,000	344,512
Nabors Industries, Inc. 5.50%, 1/15/2023	150,000	140,344
Nature’s Bounty Co. 7.63%, 5/15/2021 (a)	200,000	213,750
Navient Corp.: 7.25%, 9/25/2023	350,000	379,610
Series MTN, 8.00%, 3/25/2020	300,000	331,687
NCR Corp. 5.88%, 12/15/2021	200,000	207,500

See accompanying notes to financial statements.

44	High Yield Bond Fund

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Schedule of Investments, continued — August 31, 2017

Security Description	Principal Amount	Value

Netflix, Inc. 5.50%, 2/15/2022	$125,000	$134,375
Newfield Exploration Co.: 5.38%, 1/1/2026	75,000	78,375
5.75%, 1/30/2022	225,000	237,668
Nexstar Broadcasting, Inc. 6.13%, 2/15/2022 (a)	250,000	261,325
NGPL PipeCo LLC 4.88%, 8/15/2027 (a)	210,000	216,993
Nielsen Co. Luxembourg SARL 5.00%, 2/1/2025 (a)	150,000	154,688
Novelis Corp.: 5.88%, 9/30/2026 (a)	100,000	104,000
6.25%, 8/15/2024 (a)	135,000	141,750
NRG Energy, Inc.: 6.25%, 7/15/2022	200,000	209,500
6.25%, 5/1/2024	115,000	119,025
NuStar Logistics L.P. 5.63%, 4/28/2027	90,000	95,513
Oasis Petroleum, Inc. 6.88%, 3/15/2022	200,000	194,820
OneMain Financial Holdings LLC 7.25%, 12/15/2021 (a)	225,000	235,980
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.63%, 2/15/2024	100,000	104,000
Owens-Brockway Glass Container, Inc. 5.88%, 8/15/2023 (a)	100,000	109,500
Parsley Energy LLC/Parsley Finance Corp. 5.38%, 1/15/2025 (a)	150,000	150,750
PDC Energy, Inc. 6.13%, 9/15/2024 (a)	225,000	230,906
Peabody Energy Corp. 6.38%, 3/31/2025 (a)	225,000	229,500
Penske Automotive Group, Inc.: 5.38%, 12/1/2024	100,000	102,000
5.75%, 10/1/2022	200,000	206,000
PetSmart, Inc. 5.88%, 6/1/2025 (a)	385,000	344,113
PF Chang’s China Bistro, Inc. 10.25%, 6/30/2020 (a)	200,000	198,250
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 5.88%, 1/15/2024	283,000	302,456
Plantronics, Inc. 5.50%, 5/31/2023 (a)	203,000	210,105
Platform Specialty Products Corp. 6.50%, 2/1/2022 (a)	332,000	344,450
Post Holdings, Inc. 5.50%, 3/1/2025 (a)	330,000	343,200

Security Description	Principal Amount	Value
PQ Corp. 6.75%, 11/15/2022 (a)	$190,000	$205,913
Prestige Brands, Inc. 6.38%, 3/1/2024 (a)	200,000	213,000
Provident Funding Associates L.P./PFG Finance Corp. 6.38%, 6/15/2025 (a)	285,000	295,687
Qualitytech L.P./QTS Finance Corp. 5.88%, 8/1/2022	200,000	208,000
Range Resources Corp. 4.88%, 5/15/2025	150,000	143,063
Revlon Consumer Products Corp. 5.75%, 2/15/2021	250,000	223,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu: 5.75%, 10/15/2020	100,000	101,860
6.88%, 2/15/2021	220,366	225,875
7.00%, 7/15/2024 (a)	233,000	249,613
Rowan Cos., Inc. 7.38%, 6/15/2025	130,000	117,650
RR Donnelley & Sons Co. 7.88%, 3/15/2021	350,000	370,125
RSP Permian, Inc. 6.63%, 10/1/2022	265,000	275,600
Salem Media Group, Inc. 6.75%, 6/1/2024 (a)	100,000	103,250
Scientific Games International, Inc. 7.00%, 1/1/2022 (a)	300,000	320,250
Sealed Air Corp. 4.88%, 12/1/2022 (a)	300,000	316,500
ServiceMaster Co. LLC 5.13%, 11/15/2024 (a)	285,000	292,837
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. 6.38%, 5/1/2022 (a)	200,000	206,500
Sirius XM Radio, Inc. 6.00%, 7/15/2024 (a)	475,000	513,142
SM Energy Co. 6.75%, 9/15/2026	255,000	240,337
Sprint Communications, Inc. 7.00%, 3/1/2020 (a)	200,000	218,760
Sprint Corp.: 7.25%, 9/15/2021	275,000	302,500
7.88%, 9/15/2023	775,000	883,732
Standard Industries, Inc. 5.13%, 2/15/2021 (a)	425,000	440,268
StandardAero Aviation Holdings, Inc. 10.00%, 7/15/2023 (a)	225,000	249,154

See accompanying notes to financial statements.

High Yield Bond Fund	45

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Schedule of Investments, continued — August 31, 2017

Security Description	Principal Amount	Value

Steel Dynamics, Inc. 5.13%, 10/1/2021	$160,000	$164,200
Sunoco L.P./Sunoco Finance Corp. 6.38%, 4/1/2023	221,000	233,708
T-Mobile USA, Inc.: 5.13%, 4/15/2025	400,000	419,880
6.00%, 3/1/2023	225,000	237,094
Targa Resources Partners L.P./Targa Resources Partners Finance Corp. 4.13%, 11/15/2019	150,000	151,781
Team Health Holdings, Inc. 6.38%, 2/1/2025 (a)	305,000	293,806
Tempur Sealy International, Inc. 5.63%, 10/15/2023	300,000	312,000
Tenet Healthcare Corp.: 4.38%, 10/1/2021	450,000	457,875
6.88%, 11/15/2031	275,000	248,703
Tenneco, Inc.: 5.00%, 7/15/2026	50,000	50,813
5.38%, 12/15/2024	150,000	156,000
Tesoro Logistics L.P./Tesoro Logistics Finance Corp. 6.25%, 10/15/2022	350,000	370,125
THC Escrow Corp. 5.13%, 5/1/2025 (a)	475,000	477,945
Toll Brothers Finance Corp. 4.88%, 11/15/2025	300,000	309,937
Tribune Media Co. 5.88%, 7/15/2022	200,000	207,125
Ultra Resources, Inc. 6.88%, 4/15/2022 (a)	140,000	137,550
United Rentals North America, Inc.: 4.63%, 7/15/2023	100,000	104,410
4.88%, 1/15/2028	148,000	149,302
5.50%, 7/15/2025	175,000	187,250
United States Steel Corp. 6.88%, 8/15/2025	186,000	189,441
US Concrete, Inc. 6.38%, 6/1/2024	150,000	161,813
US Foods, Inc. 5.88%, 6/15/2024 (a)	357,000	370,387
Valeant Pharmaceuticals International, Inc.: 6.13%, 4/15/2025 (a)	225,000	190,125
7.00%, 3/15/2024 (a)	500,000	530,000
Valvoline, Inc. 4.38%, 8/15/2025 (a)	175,000	176,422
VEREIT Operating Partnership L.P. 4.60%, 2/6/2024	275,000	291,016

Security Description	Principal Amount	Value
VeriSign, Inc.: 4.75%, 7/15/2027 (a)	$300,000	$306,000
5.25%, 4/1/2025	150,000	160,500
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.75%, 6/15/2022 (a)	130,000	134,875
Weekley Homes LLC/Weekley Finance Corp. 6.63%, 8/15/2025 (a)	260,000	252,200
WellCare Health Plans, Inc. 5.25%, 4/1/2025	300,000	314,250
Western Digital Corp. 7.38%, 4/1/2023 (a)	300,000	328,890
Whiting Petroleum Corp. 5.75%, 3/15/2021	275,000	258,156
William Lyon Homes, Inc. 5.88%, 1/31/2025	200,000	205,750
Williams Cos., Inc. 4.55%, 6/24/2024	300,000	305,812
WPX Energy, Inc. 5.25%, 9/15/2024	133,000	130,340
York Risk Services Holding Corp. 8.50%, 10/1/2022 (a)	180,000	173,025
Yum! Brands, Inc. 5.35%, 11/1/2043	225,000	210,915

		53,897,332

Total Corporate Bonds & Notes (cost $62,605,133)		64,918,160

Short-Term Investment - 4.6%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.97% (d)(e) (cost $3,253,226)	3,253,226	3,253,226

Total Investments - 97.4% (cost $65,858,359)		68,171,386

Other Assets in Excess of Liabilities - 2.6%		1,807,743

Net Assets - 100.0%		$69,979,129

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 48.6% of net assets as of August 31, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(c)	Perpetual floating rate security. Date shown reflects the next reset date.

See accompanying notes to financial statements.

46	High Yield Bond Fund

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Schedule of Investments, continued — August 31, 2017

(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended August 31, 2017 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at August 31, 2017.

Centrally-Cleared Credit Default Swap Contracts
Credit Indicies
Reference Entity	Notional Amount*		Fund (Pays)/ Receives Fixed Rate/ Payment Frequency	Termination Date	Value $	Upfront Premiums Received/ (Paid) $	Unrealized Appreciation/ (Depreciation) $

Protection Sold:
Markit CDX North American High Yield Index, Series 28	USD	2,000,000	5.00%/Quarterly	06/20/2022	$145,298	144,400	$898

*	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of the agreement.

During the period ended August 31, 2017, average notional value related to swap contracts was $2,575,000 or 4% of net assets.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Assets:

Investments:
Corporate Bonds & Notes
Australia	$—	$166,096	$—	$166,096
Barbados	—	213,500	—	213,500
Bermuda	—	582,400	—	582,400
Canada	—	1,424,094	—	1,424,094
Cayman Islands	—	820,760	—	820,760
France	—	496,110	—	496,110
Germany	—	351,235	—	351,235
Ireland	—	1,379,190	—	1,379,190
Luxembourg	—	1,905,338	—	1,905,338
Netherlands	—	821,422	—	821,422
Sweden	—	107,063	—	107,063
United Kingdom	—	2,753,620	—	2,753,620
United States	—	53,897,332	—	53,897,332
Short-Term Investment	3,253,226	—	—	3,253,226

Total Investments	$3,253,226	$64,918,160	$—	$68,171,386

Other Financial Instruments:
Credit Default Swap Contracts (a)	—	898	—	898

Total Investments and Other Financial Instruments	$3,253,226	$64,919,058	$—	$68,172,284

(a)	Credit Default Swap Contracts are valued at unrealized appreciation (depreciation).

See accompanying notes to financial statements.

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Schedule of Investments, continued — August 31, 2017

Affiliate Table

	Number of Shares Held at 8/31/16	Value At 8/31/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 8/31/17	Value at 8/31/17	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$11,482,977	$8,229,751	$—	$—	3,253,226	$3,253,226	$7,053
State Street Institutional U.S. Government Money Market Fund, Premier Class	6,207,032	6,207,032	24,533,699	30,740,731	—	—	—	—	11,819

Total		$6,207,032	$36,016,676	$38,970,482	$—	$—		$3,253,226	$18,872

See accompanying notes to financial statements.

48	High Yield Bond Fund

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SSGA Funds

Statements of Assets and Liabilities — August 31, 2017

	SSGA Dynamic Small Cap Fund	SSGA Enhanced Small Cap Fund	State Street Disciplined Emerging Markets Equity Fund

Assets
Investments in unaffiliated issuers, at value* (Note 2)	$27,142,248	$33,705,167	$88,575,987
Investments in affiliated issuers, at value (Note 2)	658,587	1,312,608	1,460,460
Total Investments	27,800,835	35,017,775	90,036,447
Foreign currency, at value	—	—	258,702
Cash at broker	3	39,250	62,000
Cash	—	—	8,574
Receivable from broker — variation margin on open futures contracts	—	9,765	24,668
Receivable from broker — variation margin for open swap contracts	—	—	—
Receivable for fund shares sold	278	—	6,709
Dividends receivable — unaffiliated issuers (Note 2)	22,862	22,698	228,440
Interest receivable — unaffiliated issuers (Note 2)	—	—	—
Dividends receivable — affiliated issuers (Note 2)	79	876	991
Securities lending income receivable — affiliated issuers (Notes 4 and 8)	637	2,902	24
Receivable from Adviser (Note 4)	17,952	39,164	3,969
Receivable for foreign taxes recoverable	—	—	323,153
Prepaid expenses	229	276	742

Total assets	27,842,875	35,132,706	90,954,419

Liabilities
Due to custodian (Note 4)	—	—	—
Payable upon return of securities loaned	554,024	300,489	—
Payable for investments purchased	—	—	—
Foreign currency contracts purchased	—	—	8,570
Payable for fund shares repurchased	41,720	—	95,415
Deferred foreign taxes payable	—	—	132,879
Advisory fee payable (Note 4)	17,159	13,073	135,428
Custodian fees payable (Note 4)	3,796	4,334	12,186
Administration fees payable (Note 4)	1,183	1,523	5,534
Shareholder servicing fee payable (Note 4)	1,707	84	1,449
Distribution fees payable (Note 4)	4,901	811	16,544
Transfer agent fees payable (Note 4)	14,279	10,361	20,584
Sub-transfer agent fee payable (Note 4)	4,245	1,585	3,885
Professional fees payable	36,063	36,064	39,889
Printing and postage fees payable	3,220	838	19,499
Accrued expenses and other liabilities	57	94	751

Total liabilities	682,354	369,256	492,613

Net Assets	$27,160,521	$34,763,450	$90,461,806

Net Assets Consist of:
Paid-in Capital	$30,932,917	$26,595,354	$60,563,795
Undistributed (distribution in excess of) net investment income (loss)	154,805	138,942	1,331,565
Accumulated net realized gain (loss) on investments, foreign currency transactions, swap contracts and futures contracts	(6,501,522)	3,173,387	2,616,422
Net unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers**	2,574,321	4,854,027	25,903,103
Foreign currency transactions	—	—	(5,543)
Futures contracts	—	1,740	52,464
Swap contracts	—	—	—

Net Assets	$27,160,521	$34,763,450	$90,461,806

See accompanying notes to financial statements.

50	Statements of Assets and Liabilities

SSGA International Stock Selection Fund	SSGA High Yield Bond Fund

$299,924,518	$64,918,160
100	3,253,226
299,924,618	68,171,386
846,612	—
—	94,893
—	—
197,118	—
—	5,259
42,931	1,008,474
556,007	—
—	1,065,328
1,789	76
14,657	—
82,356	35,654
299,616	—
2,498	578

301,968,202	70,381,648

520,323	—
—	—
1,808	278,209
—	—
23,922	21,339
—	—
194,344	17,811
15,495	5,461
13,275	3,272
3,878	776
42,667	8,748
22,024	13,431
1,851	1,279
40,755	52,000
—	—
17,709	193

898,051	402,519

$301,070,151	$69,979,129

$694,601,015	$72,828,046
6,924,523	57,357
(433,347,932)	(5,220,199)

32,871,420	2,313,027
21,125	—
—	—
—	898

$301,070,151	$69,979,129

See accompanying notes to financial statements.

Statements of Assets and Liabilities	51

SSGA Funds

Statements of Assets and Liabilities — August 31, 2017

	SSGA Dynamic Small Cap Fund	SSGA Enhanced Small Cap Fund	State Street Disciplined Emerging Markets Equity Fund

Net Asset Values:
Class N
Net assets	$25,482,047	$4,001,800	$86,669,679
Shares outstanding	562,938	256,227	10,119,674
Net asset value, offering and redemption price per share	$45.27	$15.62	$8.56
Class A
Net assets	$354,146	$249,339	$53,309
Shares outstanding	7,866	16,046	6,269
Net asset value, offering and redemption price per share	$45.02	$15.54	$8.50
Maximum sales charge	5.25%	5.25%	5.25%
Maximum offering price per share	$47.51	$16.40	$8.97
Class I
Net assets	$1,312,193	$170,477	$1,496,168
Shares outstanding	29,001	10,978	174,671
Net asset value, offering and redemption price per share	$45.25	$15.53	$8.57
Class K
Net assets	$12,135	$30,341,834	$2,242,650
Shares outstanding	267.534	1,951,514	260,875
Net asset value, offering and redemption price per share	$45.36	$15.55	$8.60
Cost of Investments:
Investments in unaffiliated issuers	$24,567,927	$28,851,140	$62,540,005
Investments in affiliated issuers	658,587	1,312,608	1,460,460
Total cost of investments	$25,226,514	$30,163,748	$64,000,465
Foreign currency, at cost	$—	$—	$257,705

* Includes investments in securities on loan, at value	$1,675,859	$1,498,365	$—
** Includes deferred foreign taxes	$—	$—	$132,879

See accompanying notes to financial statements.

52	Statements of Assets and Liabilities

SSGA International Stock Selection Fund	SSGA High Yield Bond Fund

$213,660,233	$44,764,565
18,085,755	5,855,912
$11.81	$7.64

$6,678,884	$91,417
568,108	11,944
$11.76	$7.65
5.25%	3.75%
$12.41	$7.95

$593,699	$948,185
50,257	123,977
$11.81	$7.65

$80,137,335	$24,174,962
6,782,658	3,162,414
$11.82	$7.64

$267,053,098	$62,605,133
100	3,253,226
$267,053,198	$65,858,359
$845,103	$—

$488,026	$—
$—	$—

See accompanying notes to financial statements.

Statements of Assets and Liabilities	53

SSGA Funds

Statements of Operations — For the Year Ended August 31, 2017

	SSGA Dynamic Small Cap Fund	SSGA Enhanced Small Cap Fund	State Street Disciplined Emerging Markets Equity Fund

Investment Income
Interest income — unaffiliated issuers (Notes 2 and 4)	$605	$336	$29,664
Dividend income — unaffiliated issuers (Note 2)	476,101	529,438	2,856,344
Dividend income — affiliated issuers (Notes 2 and 4)	1,544	4,858	8,857
Unaffiliated securities lending income (Notes 4 and 8)	4,532	1,173	881
Affiliated securities lending income (Notes 4 and 8)	11,793	5,988	386
Dividend income — non cash transactions	—	—	—
Foreign taxes withheld	—	—	(210,218)

Total investment income (loss)	494,575	541,793	2,685,914

Expenses
Advisory fees (Note 4)	231,896	160,733	705,468
Administration fees (Note 4)	15,460	17,859	47,031
Shareholder servicing fees
Class N	6,405	1,292	22,118
Distribution fees (Note 4)
Class N	65,462	11,630	203,094
Class A	456	426	133
Custodian fees (Note 4)	50,805	49,404	197,451
Trustees’ fees and expenses (Note 5)	23,603	23,638	24,961
Transfer agent fees (Note 4)	104,058	93,322	151,853
Sub-transfer agent fee (Note 4)
Class A	193	173	61
Class I	1,995	159	1,497
Registration and filing fees	55,855	58,146	63,219
Professional fees	37,190	37,685	65,139
Printing and postage fees	12,941	10,219	45,012
Insurance expense	47	59	152
Interest expense (Note 9)	—	—	957
Miscellaneous expenses	3,142	4,957	17,070

Total expenses	609,508	469,702	1,545,216

Expenses waived/reimbursed by the Adviser (Note 4)	(272,206)	(277,494)	(376,856)

Net expenses	337,302	192,208	1,168,360

Net investment income (loss)	157,273	349,585	1,517,554

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments — unaffiliated issuers*	5,055,343	3,611,321	7,474,198
Foreign currency transactions	—	—	(108,343)
Futures contracts	7,905	107,414	574,897
Swap contracts	—	—	—

Net realized gain (loss)	5,063,248	3,718,735	7,940,752

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers**	(1,617,784)	700,578	2,829,475
Foreign currency transactions	—	—	19,325
Futures contracts	(2,544)	(22,564)	104,379
Swap contracts	—	—	—

Net change in unrealized appreciation/depreciation	(1,620,328)	678,014	2,953,179

Net realized and unrealized gain (loss)	3,442,920	4,396,749	10,893,931

Net Increase (Decrease) in Net Assets from Operations	$3,600,193	$4,746,334	$12,411,485

* Includes foreign capital gain taxes	$—	$—	$(47,126)

** Includes foreign deferred taxes	$—	$—	$(132,879)

See accompanying notes to financial statements.

54	Statements of Operations

SSGA International Stock Selection Fund	SSGA High Yield Bond Fund

$1,218	$4,336,129
9,762,691	—
19,016	18,872
35,909	—
76,570	—
746,626	—
(1,553,274)	—

9,088,756	4,355,001

2,256,102	222,155
150,407	37,026

50,656	9,598

495,101	107,940
11,114	143
185,598	61,271
28,635	24,434
161,093	101,168

3,121	27
469	445
57,983	57,097
70,377	57,938
45,451	15,781
511	118
5,029	—
28,137	4,425

3,549,784	699,566

(728,473)	(211,775)

2,821,311	487,791

6,267,445	3,867,210

14,869,422	1,381,491
6,714	—
1,016,708	—
—	257,719

15,892,844	1,639,210

33,211,350	(147,226)
26,832	—
(112,949)	—
—	(60,081)

33,125,233	(207,307)

49,018,077	1,431,903

$55,285,522	$5,299,113

$—	$—

$—	$—

See accompanying notes to financial statements.

Statements of Operations	55

SSGA Funds

Statements of Changes in Net Assets

	SSGA Dynamic Small Cap Fund
	Year Ended 8/31/17	Year Ended 8/31/16

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$157,273	$165,433
Net realized gain (loss)	5,063,248	449,269
Net change in unrealized appreciation/depreciation	(1,620,328)	2,348,772

Net increase (decrease) in net assets resulting from operations	3,600,193	2,963,474

Distributions to Shareholders from:
Net investment income
Class N	(62,612)	(158,415)
Class A	(328)	(417)
Class C	—	(114)
Class I	(4,267)	(13,632)
Class K	(49)	(94)

Total distributions from net investment income	(67,256)	(172,672)

From Beneficial Interest Transactions:
Class N
Shares sold	3,691,398	12,003,920
Reinvestment of distributions	60,202	140,099
Shares redeemed	(10,934,276)	(7,952,234)

Net increase (decrease) from capital share transactions	(7,182,676)	4,191,785

Class A
Shares sold	196,681	199,835
Reinvestment of distributions	289	340
Shares redeemed	(32,743)	(43,604)

Net increase (decrease) from capital share transactions	164,227	156,571

Class C
Shares sold	—	107,044
Reinvestment of distributions	—	72
Shares redeemed	—	(127,064)

Net increase (decrease) from capital share transactions	—	(19,948)

Class I
Shares sold	372,158	1,272,012
Reinvestment of distributions	4,200	13,412
Shares redeemed	(966,914)	(988,512)

Net increase (decrease) from capital share transactions	(590,556)	296,912

Net increase (decrease) in net assets from beneficial interest transactions	(7,609,005)	4,625,320

Net increase (decrease) in net assets during the period	(4,076,068)	7,416,122

Net assets at beginning of period	31,236,589	23,820,467

Net Assets at End of Period	$27,160,521	$31,236,589

Undistributed (distribution in excess of) net investment income (loss)	$154,805	$67,245

See accompanying notes to financial statements.

56	Statements of Changes in Net Assets

	SSGA Dynamic Small Cap Fund
	Year Ended 8/31/17	Year Ended 8/31/16

Shares of Beneficial Interest:
Class N
Shares sold	84,017	327,548
Reinvestment of distributions	1,331	3,764
Shares redeemed	(245,423)	(212,319)

Net increase (decrease) from share transactions	(160,075)	118,993

Class A
Shares sold	4,401	5,092
Reinvestment of distributions	6	9
Shares redeemed	(737)	(1,173)

Net increase (decrease) from share transactions	3,670	3,928

Class C
Shares sold	—	2,912
Reinvestment of distributions	—	2
Shares redeemed	—	(3,182)

Net increase (decrease) from share transactions	—	(268)

Class I
Shares sold	8,480	34,355
Reinvestment of distributions	93	361
Shares redeemed	(21,585)	(27,125)

Net increase (decrease) from share transactions	(13,012)	7,591

See accompanying notes to financial statements.

Statements of Changes in Net Assets	57

SSGA Funds

Statements of Changes in Net Assets

	SSGA Enhanced Small Cap Fund
	Year Ended 8/31/17	Year Ended 8/31/16

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$349,585	$392,848
Net realized gain (loss)	3,718,735	1,103,402
Net change in unrealized appreciation/depreciation	678,014	774,186

Net increase (decrease) in net assets resulting from operations	4,746,334	2,270,436

Distributions to Shareholders from:
Net investment income
Class N	(19,573)	(331,293)
Class A	(1,201)	(646)
Class C	—	(570)
Class I	(1,495)	(1,023)
Class K	(362,924)	(2,010)

Total distributions from net investment income	(385,193)	(335,542)

Net realized gain on investments
Class N	(39,993)	(3,058,682)
Class A	(1,107)	(9,622)
Class C	—	(14,138)
Class I	(1,114)	(8,785)
Class K	(239,315)	(14,743)

Total distributions from net realized gain on investments	(281,529)	(3,105,970)

Total distributions to shareholders	(666,722)	(3,441,512)

From Beneficial Interest Transactions:
Class N
Shares sold	370,807	8,346,066
Reinvestment of distributions	58,187	3,378,590
Shares redeemed	(4,161,777)	(33,894,256)

Net increase (decrease) from capital share transactions	(3,732,783)	(22,169,600)

Class A
Shares sold	178,374	51,894
Reinvestment of distributions	879	1,517
Shares redeemed	(87,196)	(92,011)

Net increase (decrease) from capital share transactions	92,057	(38,600)

Class C
Reinvestment of distributions	—	6,177
Shares redeemed	—	(142,633)

Net increase (decrease) from capital share transactions	—	(136,456)

Class I
Shares sold	81,387	19,671
Reinvestment of distributions	1,003	653
Shares redeemed	(32,194)	(2,722)

Net increase (decrease) from capital share transactions	50,196	17,602

See accompanying notes to financial statements.

58	Statements of Changes in Net Assets

	SSGA Enhanced Small Cap Fund
	Year Ended 8/31/17	Year Ended 8/31/16

Class K
Shares sold	$3,685,837	$28,735,955
Reinvestment of distributions	600,287	15,820
Shares redeemed	(7,102,179)	(1,146,792)

Net increase (decrease) from capital share transactions	(2,816,055)	27,604,983

Net increase (decrease) in net assets from beneficial interest transactions	(6,406,585)	5,277,929

Net increase (decrease) in net assets during the period	(2,326,973)	4,106,853

Net assets at beginning of period	37,090,423	32,983,570

Net Assets at End of Period	$34,763,450	$37,090,423

Undistributed (distribution in excess of) net investment income (loss)	$138,942	$203,207

Shares of Beneficial Interest:
Class N
Shares sold	25,390	655,108
Reinvestment of distributions	3,754	263,130
Shares redeemed	(274,241)	(2,607,474)

Net increase (decrease) from share transactions	(245,097)	(1,689,236)

Class A
Shares sold	12,216	3,663
Reinvestment of distributions	57	118
Shares redeemed	(5,816)	(6,326)

Net increase (decrease) from share transactions	6,457	(2,545)

Class C
Reinvestment of distributions	—	482
Shares redeemed	—	(10,488)

Net increase (decrease) from share transactions	—	(10,006)

Class I
Shares sold	5,540	1,515
Reinvestment of distributions	65	51
Shares redeemed	(2,071)	(210)

Net increase (decrease) from share transactions	3,534	1,356

Class K
Shares sold	247,078	2,215,753
Reinvestment of distributions	38,980	1,232
Shares redeemed	(475,974)	(84,648)

Net increase (decrease) from share transactions	(189,916)	2,132,337

See accompanying notes to financial statements.

Statements of Changes in Net Assets	59

SSGA Funds

Statements of Changes in Net Assets

	State Street Disciplined Emerging Markets Equity Fund
	Year Ended 8/31/17	Year Ended 8/31/16

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,517,554	$2,383,801
Net realized gain (loss)	7,940,752	(5,701,967)
Net change in unrealized appreciation/depreciation	2,953,179	5,502,136

Net increase (decrease) in net assets resulting from operations	12,411,485	2,183,970

Distributions to Shareholders from:
Net investment income
Class N	(1,310,113)	—
Class A	(1,805)	—
Class I	(19,953)	—
Class K	(38,797)	—

Total distributions from net investment income	(1,370,668)	—

Net realized gain on investments
Class N	—	(33,801,173)
Class A	—	(4,110)
Class C	—	(10,647)
Class I	—	(405,615)
Class K	—	(1,065)
Select Class	—	(1,461,035)

Total distributions from net realized gain on investments	—	(35,683,645)

Total distributions to shareholders	(1,370,668)	(35,683,645)

From Beneficial Interest Transactions:
Class N
Shares sold	10,092,048	31,470,321
Reinvestment of distributions	1,279,162	32,886,730
Shares redeemed	(42,562,575)	(97,126,487)

Net increase (decrease) from capital share transactions	(31,191,365)	(32,769,436)

Class A
Shares sold	64,200	24,994
Reinvestment of distributions	661	3,045
Shares redeemed	(63,371)	—

Net increase (decrease) from capital share transactions	1,490	28,039

Class C
Shares redeemed	—	(39,614)

Net increase (decrease) from capital share transactions	—	(39,614)

Class I
Shares sold	342,647	849,724
Reinvestment of distributions	18,673	353,202
Shares redeemed	(557,483)	(772,476)

Net increase (decrease) from capital share transactions	(196,163)	430,450

Class K
Shares sold	165,828	2,510,123
Reinvestment of distributions	38,728	—
Shares redeemed	(975,576)	(65,267)

Net increase (decrease) from capital share transactions	(771,020)	2,444,856

See accompanying notes to financial statements.

60	Statements of Changes in Net Assets

	State Street Disciplined Emerging Markets Equity Fund
	Year Ended 8/31/17	Year Ended 8/31/16

Select Class
Shares sold	$—	$9,134
Reinvestment of distributions	—	1,295,973
Shares redeemed	—	(9,987,091)

Net increase (decrease) from capital share transactions	—	(8,681,984)

Net increase (decrease) in net assets from beneficial interest transactions	(32,157,058)	(38,587,689)

Net increase (decrease) in net assets during the period	(21,116,241)	(72,087,364)

Net assets at beginning of period	111,578,047	183,665,411

Net Assets at End of Period	$90,461,806	$111,578,047

Undistributed (distribution in excess of) net investment income (loss)	$1,331,565	$1,335,136

Shares of Beneficial Interest:
Class N
Shares sold	1,344,751	3,925,928
Reinvestment of distributions	184,850	4,698,104
Shares redeemed	(5,683,268)	(12,831,215)

Net increase (decrease) from share transactions	(4,153,667)	(4,207,183)

Class A
Shares sold	9,211	3,670
Reinvestment of distributions	96	437
Shares redeemed	(9,211)	—

Net increase (decrease) from share transactions	96	4,107

Class C
Shares redeemed	—	(5,353)

Net increase (decrease) from share transactions	—	(5,353)

Class I
Shares sold	43,727	100,105
Reinvestment of distributions	2,698	50,458
Shares redeemed	(74,444)	(103,563)

Net increase (decrease) from share transactions	(28,019)	47,000

Class K
Shares sold	22,927	366,192
Reinvestment of distributions	5,580	—
Shares redeemed	(125,275)	(9,084)

Net increase (decrease) from share transactions	(96,768)	357,108

Select Class
Shares sold	—	1,163
Reinvestment of distributions	—	184,349
Shares redeemed	—	(1,285,955)

Net increase (decrease) from share transactions	—	(1,100,443)

See accompanying notes to financial statements.

Statements of Changes in Net Assets	61

SSGA Funds

Statements of Changes in Net Assets

	SSGA International Stock Selection Fund
	Year Ended 8/31/17	Year Ended 8/31/16

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$6,267,445	$7,509,236
Net realized gain (loss)	15,892,844	(15,362,349)
Net change in unrealized appreciation/depreciation	33,125,233	(1,047,622)

Net increase (decrease) in net assets resulting from operations	55,285,522	(8,900,735)

Distributions to Shareholders from:
Net investment income
Class N	(5,910,486)	(7,923,059)
Class A	(5,787)	(4,769)
Class C	—	(1,427)
Class I	(10,386)	(12,386)
Class K	(2,050,895)	(250)

Total distributions from net investment income	(7,977,554)	(7,941,891)

From Beneficial Interest Transactions:
Class N
Shares sold	15,545,166	42,934,906
Reinvestment of distributions	5,870,427	7,883,938
Shares redeemed	(70,372,858)	(131,068,751)

Net increase (decrease) from capital share transactions	(48,957,265)	(80,249,907)

Class A
Shares sold	6,055,570	380,171
Reinvestment of distributions	5,245	695
Shares redeemed	(732,706)	(95,837)

Net increase (decrease) from capital share transactions	5,328,109	285,029

Class C
Shares redeemed	—	(87,435)

Net increase (decrease) from capital share transactions	—	(87,435)

Class I
Shares sold	240,944	87,626
Reinvestment of distributions	10,112	12,118
Shares redeemed	(170,216)	(137,121)

Net increase (decrease) from capital share transactions	80,840	(37,377)

Class K
Shares sold	12,123,284	78,880,985
Reinvestment of distributions	2,050,634	—
Shares redeemed	(21,989,222)	(2,993,960)

Net increase (decrease) from capital share transactions	(7,815,304)	75,887,025

Net increase (decrease) in net assets from beneficial interest transactions	(51,363,620)	(4,202,665)

Net increase (decrease) in net assets during the period	(4,055,652)	(21,045,291)

Net assets at beginning of period	305,125,803	326,171,094

Net Assets at End of Period	$301,070,151	$305,125,803

Undistributed (distribution in excess of) net investment income (loss)	$6,924,523	$6,663,694

See accompanying notes to financial statements.

62	Statements of Changes in Net Assets

	SSGA International Stock Selection Fund
	Year Ended 8/31/17	Year Ended 8/31/16

Shares of Beneficial Interest:
Class N
Shares sold	1,440,835	4,268,802
Reinvestment of distributions	591,181	780,588
Shares redeemed	(6,554,556)	(13,000,190)

Net increase (decrease) from share transactions	(4,522,540)	(7,950,800)

Class A
Shares sold	606,814	36,208
Reinvestment of distributions	530	69
Shares redeemed	(67,483)	(9,524)

Net increase (decrease) from share transactions	539,861	26,753

Class C
Shares redeemed	—	(8,666)

Net increase (decrease) from share transactions	—	(8,666)

Class I
Shares sold	22,512	8,462
Reinvestment of distributions	1,019	1,201
Shares redeemed	(16,042)	(13,705)

Net increase (decrease) from share transactions	7,489	(4,042)

Class K
Shares sold	1,147,518	7,791,725
Reinvestment of distributions	206,717	—
Shares redeemed	(2,066,644)	(297,525)

Net increase (decrease) from share transactions	(712,409)	7,494,200

See accompanying notes to financial statements.

Statements of Changes in Net Assets	63

SSGA Funds

Statements of Changes in Net Assets

	SSGA High Yield Bond Fund
	Year Ended 8/31/17	Year Ended 8/31/16

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,867,210	$4,064,359
Net realized gain (loss)	1,639,210	(5,007,627)
Net change in unrealized appreciation/depreciation	(207,307)	4,841,481

Net increase (decrease) in net assets resulting from operations	5,299,113	3,898,213

Distributions to Shareholders from:
Net investment income
Class N	(2,595,593)	(3,856,455)
Class A	(2,812)	(566)
Class C	—	(4,151)
Class I	(33,889)	(24,320)
Class K	(1,435,884)	(383,708)

Total distributions from net investment income	(4,068,178)	(4,269,200)

From Beneficial Interest Transactions:
Class N
Shares sold	20,205,165	38,687,046
Reinvestment of distributions	2,563,387	3,639,961
Shares redeemed	(32,483,425)	(62,951,478)

Net increase (decrease) from capital share transactions	(9,714,873)	(20,624,471)

Class A
Shares sold	225,626	1,925
Reinvestment of distributions	2,246	87
Shares redeemed	(149,981)	—

Net increase (decrease) from capital share transactions	77,891	2,012

Class C
Shares redeemed	—	(89,061)

Net increase (decrease) from capital share transactions	—	(89,061)

Class I
Shares sold	648,359	9,432
Reinvestment of distributions	30,353	20,721
Shares redeemed	(82,904)	(146,774)

Net increase (decrease) from capital share transactions	595,808	(116,621)

Class K
Shares sold	3,734,529	27,702,383
Reinvestment of distributions	1,219,809	330,882
Shares redeemed	(9,255,398)	(950,275)

Net increase (decrease) from capital share transactions	(4,301,060)	27,082,990

Net increase (decrease) in net assets from beneficial interest transactions	(13,342,234)	6,254,849

Net increase (decrease) in net assets during the period	(12,111,299)	5,883,862

Net assets at beginning of period	82,090,428	76,206,566

Net Assets at End of Period	$69,979,129	$82,090,428

Undistributed (distribution in excess of) net investment income (loss)	$57,357	$47,421

See accompanying notes to financial statements.

64	Statements of Changes in Net Assets

	SSGA High Yield Bond Fund
	Year Ended 8/31/17	Year Ended 8/31/16

Shares of Beneficial Interest:
Class N
Shares sold	2,678,198	5,374,889
Reinvestment of distributions	340,179	503,684
Shares redeemed	(4,321,880)	(8,733,086)

Net increase (decrease) from share transactions	(1,303,503)	(2,854,513)

Class A
Shares sold	30,063	257
Reinvestment of distributions	296	12
Shares redeemed	(19,873)	—

Net increase (decrease) from share transactions	10,486	269

Class C
Shares redeemed	—	(11,891)

Net increase (decrease) from share transactions	—	(11,891)

Class I
Shares sold	85,301	1,296
Reinvestment of distributions	4,004	2,865
Shares redeemed	(10,949)	(20,343)

Net increase (decrease) from share transactions	78,356	(16,182)

Class K
Shares sold	495,477	3,816,077
Reinvestment of distributions	161,918	45,370
Shares redeemed	(1,228,268)	(129,349)

Net increase (decrease) from share transactions	(570,873)	3,732,098

See accompanying notes to financial statements.

Statements of Changes in Net Assets	65

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA Dynamic Small Cap Fund
	Class N
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/14(a)	Year Ended 8/31/13(a)
Net asset value, beginning of period	$40.60	$37.26	$37.33	$31.76	$24.28

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.22	0.22	0.27	0.17	0.17
Net realized and unrealized gain (loss)	4.54	3.38	(0.14)	5.67	7.56

Total from investment operations	4.76	3.60	0.13	5.84	7.73

Voluntary contribution from Adviser	—	—	—	—	0.01

Distributions to shareholders from:
Net investment income	(0.09)	(0.26)	(0.20)	(0.27)	(0.26)

Net asset value, end of period	$45.27	$40.60	$37.26	$37.33	$31.76

Total return(e)	11.74%	9.72%	0.33%	18.42%	32.20	%(d)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$25,482	$29,353	$22,508	$24,136	$23,509
Ratios to average net assets:
Total expenses(c)	1.98%	2.18%	2.08%	1.82%	2.28%
Net expenses(c)	1.10%	1.02%	1.10%	1.20%	1.25%
Net investment income (loss)(c)	0.50%	0.58%	0.72%	0.46%	0.61%
Portfolio turnover rate	94%	115%	73%	189%	147%

(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	If the Adviser had not made a one-time voluntary contribution during the period ended August 31, 2013, the total return would have been 31.70%.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

66	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA Dynamic Small Cap Fund
	Class A
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$40.42	$37.21	$37.32	$37.38

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.18	0.17	0.19	(0.01)
Net realized and unrealized gain (loss)	4.50	3.33	(0.13)	(0.05)

Total from investment operations	4.68	3.50	0.06	(0.06)

Distributions to shareholders from:
Net investment income	(0.08)	(0.29)	(0.17)	—

Net asset value, end of period	$45.02	$40.42	$37.21	$37.32

Total return(d)	11.58%	9.48%	0.15%	(0.16)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$354	$170	$10	$10
Ratios to average net assets:
Total expenses(c)	2.09%	2.39%	2.28%	3.04	%(e)
Net expenses(c)	1.20%	1.22%	1.30%	1.20	%(e)
Net investment income (loss)(c)	0.40%	0.46%	0.49%	(0.17	)%(e)
Portfolio turnover rate	94%	115%	73%	189	%(f)

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(e)	Annualized.
(f)	Not annualized.

See accompanying notes to financial statements.

Financial Highlights	67

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA Dynamic Small Cap Fund
	Class I
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$40.54	$37.25	$37.33	$37.38

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.27	0.24	0.25	0.00	(d)
Net realized and unrealized gain (loss)	4.54	3.36	(0.10)	(0.05)

Total from investment operations	4.81	3.60	0.15	(0.05)

Distributions to shareholders from:
Net investment income	(0.10)	(0.31)	(0.23)	(0.00	)(d)

Net asset value, end of period	$45.25	$40.54	$37.25	$37.33

Total return(e)	11.88%	9.75%	0.40%	(0.13)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,312	$1,703	$1,282	$10
Ratios to average net assets:
Total expenses(c)	1.85%	2.14%	2.03%	2.79	%(f)
Net expenses(c)	0.97%	0.98%	1.05%	0.95	%(f)
Net investment income (loss)(c)	0.61%	0.65%	0.65%	0.08	%(f)
Portfolio turnover rate	94%	115%	73%	189	%(g)

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(f)	Annualized.
(g)	Not annualized.

See accompanying notes to financial statements.

68	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA Dynamic Small Cap Fund
	Class K
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$40.67	$37.33	$37.34	$37.38

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.34	0.32	0.36	0.01
Net realized and unrealized gain (loss)	4.53	3.37	(0.13)	(0.05)

Total from investment operations	4.87	3.69	0.23	(0.04)

Distributions to shareholders from:
Net investment income	(0.18)	(0.35)	(0.24)	—

Net asset value, end of period	$45.36	$40.67	$37.33	$37.34

Total return(d)	11.98%	9.97%	0.61%	(0.11)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$12	$11	$10	$10
Ratios to average net assets:
Total expenses(c)	1.73%	1.94%	1.83%	2.62	%(e)
Net expenses(c)	0.85%	0.78%	0.85%	0.76	%(e)
Net investment income (loss)(c)	0.77%	0.85%	0.94%	0.26	%(e)
Portfolio turnover rate	94%	115%	73%	189	%(f)

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(e)	Annualized.
(f)	Not annualized.

See accompanying notes to financial statements.

Financial Highlights	69

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA Enhanced Small Cap Fund
	Class N
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/14(a)	Year Ended 8/31/13(a)
Net asset value, beginning of period	$13.94	$14.81	$17.12	$14.44	$11.54

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.12	0.17	0.19	0.13	0.18
Net realized and unrealized gain (loss)	1.74	0.52	0.13	2.84	2.84

Total from investment operations	1.86	0.69	0.32	2.97	3.02

Distributions to shareholders from:
Net investment income	(0.06)	(0.15)	(0.11)	(0.29)	(0.12)
Net realized gains	(0.12)	(1.41)	(2.52)	—	—

Total distributions	(0.18)	(1.56)	(2.63)	(0.29)	(0.12)

Net asset value, end of period	$15.62	$13.94	$14.81	$17.12	$14.44

Total return(d)	13.40%	5.61%	1.74%	20.71%	26.45%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,002	$6,986	$32,432	$31,706	$29,321
Ratios to average net assets:
Total expenses(c)	1.53%	1.66%	1.47%	1.28%	1.36%
Net expenses(c)	0.75%	0.72%	0.75%	0.75%	0.75%
Net investment income (loss)(c)	0.79%	1.19%	1.22%	0.78%	1.35%
Portfolio turnover rate	65%	77%	90%	71%	57%

(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

70	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA Enhanced Small Cap Fund
	Class A
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$13.94	$14.78	$17.11	$17.23

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.10	0.13	0.17	(0.02)
Net realized and unrealized gain (loss)	1.75	0.53	0.11	(0.10)

Total from investment operations	1.85	0.66	0.28	(0.12)

Distributions to shareholders from:
Net investment income	(0.13)	(0.09)	(0.09)	—
Net realized gains	(0.12)	(1.41)	(2.52)	—

Total distributions	(0.25)	(1.50)	(2.61)	—

Net asset value, end of period	$15.54	$13.94	$14.78	$17.11

Total return(d)	13.26%	5.36%	1.51%	(0.70)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$249	$134	$179	$99
Ratios to average net assets:
Total expenses(c)	1.63%	1.89%	1.67%	1.98	%(e)
Net expenses(c)	0.85%	0.95%	0.95%	0.93	%(e)
Net investment income (loss)(c)	0.67%	0.98%	1.09%	(0.77	)%(e)
Portfolio turnover rate	65%	77%	90%	71	%(f)

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(e)	Annualized.
(f)	Not annualized.

See accompanying notes to financial statements.

Financial Highlights	71

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA Enhanced Small Cap Fund
	Class I
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$13.93	$14.81	$17.12	$17.23

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.14	0.15	0.20	(0.01)
Net realized and unrealized gain (loss)	1.74	0.54	0.12	(0.10)

Total from investment operations	1.88	0.69	0.32	(0.11)

Distributions to shareholders from:
Net investment income	(0.16)	(0.16)	(0.11)	—
Net realized gains	(0.12)	(1.41)	(2.52)	—

Total distributions	(0.28)	(1.57)	(2.63)	—

Net asset value, end of period	$15.53	$13.93	$14.81	$17.12

Total return(d)	13.49%	5.61%	1.76%	(0.64)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$170	$104	$90	$99
Ratios to average net assets:
Total expenses(c)	1.38%	1.64%	1.42%	1.73	%(e)
Net expenses(c)	0.60%	0.70%	0.70%	0.69	%(e)
Net investment income (loss)(c)	0.90%	1.15%	1.26%	(0.52	)%(e)
Portfolio turnover rate	65%	77%	90%	71	%(f)

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(e)	Annualized.
(f)	Not annualized.

See accompanying notes to financial statements.

72	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA Enhanced Small Cap Fund
	Class K
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$13.95	$14.83	$17.13	$17.23

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.15	0.15	0.21	(0.01)
Net realized and unrealized gain (loss)	1.75	0.57	0.14	(0.09)

Total from investment operations	1.90	0.72	0.35	(0.10)

Distributions to shareholders from:
Net investment income	(0.18)	(0.19)	(0.13)	—
Net realized gains	(0.12)	(1.41)	(2.52)	—

Total distributions	(0.30)	(1.60)	(2.65)	—

Net asset value, end of period	$15.55	$13.95	$14.83	$17.13

Total return(d)	13.62%	5.83%	1.93%	(0.58)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$30,342	$29,867	$135	$10
Ratios to average net assets:
Total expenses(c)	1.28%	1.43%	1.21%	1.50	%(e)
Net expenses(c)	0.50%	0.49%	0.50%	0.49	%(e)
Net investment income (loss)(c)	1.01%	1.15%	1.39%	(0.32	)%(e)
Portfolio turnover rate	65%	77%	90%	71	%(f)

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(e)	Annualized.
(f)	Not annualized.

See accompanying notes to financial statements.

Financial Highlights	73

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Disciplined Emerging Markets Equity Fund
	Class N
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/14(a)		Year Ended 8/31/13(a)
Net asset value, beginning of period	$7.52	$9.30	$19.22	$18.47		$18.71

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.12	0.13	0.20	0.26		0.37
Net realized and unrealized gain (loss)(d)	1.03	0.08	(3.89)	2.53		(0.28)

Total from investment operations	1.15	0.21	(3.69)	2.79		0.09

Voluntary contribution from Adviser	—	—	—	0.01		—

Distributions to shareholders from:
Net investment income	(0.11)	—	(0.39)	(0.44)		(0.33)
Net realized gains	—	(1.99)	(5.84)	(1.61)		—

Total distributions	(0.11)	(1.99)	(6.23)	(2.05)		(0.33)

Net asset value, end of period	$8.56	$7.52	$9.30	$19.22		$18.47

Total return(e)	15.58%	3.83%	(22.67)%	15.68	%(f)	0.45	%(g)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$86,670	$107,308	$171,885	$495,509		$938,195
Ratios to average net assets:
Total expenses(c)	1.65%	1.48%	1.40%	1.24%		1.26%
Net expenses(c)	1.25%	1.21%	1.25%	1.20%		1.25%
Net investment income (loss)(c)	1.60%	1.71%	1.54%	1.44%		1.86%
Portfolio turnover rate	38%	101%	78%	89%		56%

(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(f)	If the Adviser had not made a contribution during the period ended August 31, 2014, the total return would have been 15.62%.
(g)	If the Adviser had not made a contribution during the period ended August 31, 2013, the total return would have been 0.41%.

See accompanying notes to financial statements.

74	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Disciplined Emerging Markets Equity Fund
	Class A
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$7.48	$9.29	$19.22	$18.68

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.11	0.14	0.26	0.07
Net realized and unrealized gain (loss)(d)	1.03	0.04	(3.97)	0.46	(e)

Total from investment operations	1.14	0.18	(3.71)	0.53	(e)

Voluntary contribution by Advisor	—	—	—	0.01

Distributions to shareholders from:
Net investment income	(0.12)	—	(0.38)	—
Net realized gains	—	(1.99)	(5.84)	—

Total distributions	(0.12)	(1.99)	(6.22)	—

Net asset value, end of period	$8.50	$7.48	$9.29	$19.22

Total return(f)	15.57%	3.35%	(22.73)%	2.89	%(g)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$53	$46	$19	$10
Ratios to average net assets:
Total expenses(c)	1.77%	1.69%	1.59%	1.77	%(h)
Net expenses(c)	1.37%	1.41%	1.45%	1.36	%(h)
Net investment income (loss)(c)	1.42%	1.88%	2.19%	2.27	%(h)
Portfolio turnover rate	38%	101%	78%	89	%(i)

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Amount previously presented has been restated by $0.01.
(f)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(g)	If the Adviser had not made a contribution during the period ended August 31, 2014, the total return would have been 2.84%.
(h)	Annualized.
(i)	Not annualized.

See accompanying notes to financial statements.

Financial Highlights	75

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Disciplined Emerging Markets Equity Fund
	Class I
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$7.52	$9.30	$19.23	$18.68

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.14	0.14	0.20	0.07
Net realized and unrealized gain (loss)(d)	1.02	0.07	(3.88)	0.47	(e)

Total from investment operations	1.16	0.21	(3.68)	0.54	(e)

Voluntary contribution by Advisor	—	—	—	0.01

Distributions to shareholders from:
Net investment income	(0.11)	—	(0.41)	—
Net realized gains	—	(1.99)	(5.84)	—

Total distributions	(0.11)	(1.99)	(6.25)	—

Net asset value, end of period	$8.57	$7.52	$9.30	$19.23

Total return(f)	15.96%	3.70%	(22.56)%	2.94	%(g)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,496	$1,523	$1,447	$10
Ratios to average net assets:
Total expenses(c)	1.51%	1.46%	1.34%	1.52	%(h)
Net expenses(c)	1.11%	1.18%	1.20%	1.12	%(h)
Net investment income (loss)(c)	1.81%	1.80%	1.83%	2.52	%(h)
Portfolio turnover rate	38%	101%	78%	89	%(i)

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Amount previously presented has been restated by $0.01.
(f)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(g)	If the Adviser had not made a contribution during the period ended August 31, 2014, the total return would have been 2.89%.
(h)	Annualized.
(i)	Not annualized.

See accompanying notes to financial statements.

76	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Disciplined Emerging Markets Equity Fund
	Class K
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$7.55	$9.31	$19.23	$18.68

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.15	0.20	0.23	0.08
Net realized and unrealized gain (loss)(d)	1.03	0.03	(3.89)	0.46	(e)

Total from investment operations	1.18	0.23	(3.66)	0.54	(e)

Voluntary contribution by Advisor	—	—	—	0.01

Distributions to shareholders from:
Net investment income	(0.13)	—	(0.42)	—
Net realized gains	—	(1.99)	(5.84)	—

Total distributions	(0.13)	(1.99)	(6.26)	—

Net asset value, end of period	$8.60	$7.55	$9.31	$19.23

Total return(f)	16.02%	4.07%	(22.49)%	2.94	%(g)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,243	$2,701	$5	$10
Ratios to average net assets:
Total expenses(c)	1.40%	1.20%	1.15%	1.42	%(h)
Net expenses(c)	1.00%	0.92%	1.01%	0.97	%(h)
Net investment income (loss)(c)	1.93%	2.86%	1.78%	2.65	%(h)
Portfolio turnover rate	38%	101%	78%	89	%(i)

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Amount previously presented has been restated by $0.01.
(f)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(g)	If the Adviser had not made a contribution during the period ended August 31, 2014, the total return would have been 2.89%.
(h)	Annualized.
(i)	Not annualized.

See accompanying notes to financial statements.

Financial Highlights	77

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA International Stock Selection Fund
	Class N
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/14(a)	Year Ended 8/31/13(a)
Net asset value, beginning of period	$10.11	$10.65	$11.24	$9.90	$8.61

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.21	0.24	0.25	0.27	0.23
Net realized and unrealized gain (loss)	1.76	(0.52)	(0.74)	1.53	1.40

Total from investment operations	1.97	(0.28)	(0.49)	1.80	1.63

Distributions to shareholders from:
Net investment income	(0.27)	(0.26)	(0.10)	(0.46)	(0.34)

Net asset value, end of period	$11.81	$10.11	$10.65	$11.24	$9.90

Total return(d)	20.04%	(2.61)%	(4.31)%	18.31%	19.45	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$213,660	$228,594	$325,556	$385,784	$368,091
Ratios to average net assets:
Total expenses(c)	1.24%	1.26%	1.20%	1.19%	1.19%
Net expenses(c)	1.00%	0.99%	1.00%	1.02%	1.00%
Net investment income (loss)(c)	1.98%	2.41%	2.26%	2.46%	2.41%
Portfolio turnover rate	94%	105%	60%	74%	54%

(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(e)	If the Adviser had not made a contribution during the period ended August 31, 2013, the total return would have remained 19.45%.

See accompanying notes to financial statements.

78	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA International Stock Selection Fund
	Class A
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$10.05	$10.64	$11.23	$11.54

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.27	0.27	0.24	0.03
Net realized and unrealized gain (loss)	1.69	(0.58)	(0.73)	(0.34)

Total from investment operations	1.96	(0.31)	(0.49)	(0.31)

Distributions to shareholders from:
Net investment income	(0.25)	(0.28)	(0.10)	—

Net asset value, end of period	$11.76	$10.05	$10.64	$11.23

Total return(d)	19.95%	(2.89)%	(4.39)%	(2.69)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$6,679	$284	$16	$10
Ratios to average net assets:
Total expenses(c)	1.31%	1.46%	1.40%	1.50	%(e)
Net expenses(c)	1.07%	1.19%	1.20%	1.17	%(e)
Net investment income (loss)(c)	2.51%	2.73%	2.16%	1.65	%(e)
Portfolio turnover rate	94%	105%	60%	74	%(f)

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(e)	Annualized.
(f)	Not annualized.

See accompanying notes to financial statements.

Financial Highlights	79

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA International Stock Selection Fund
	Class I
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$10.10	$10.65	$11.24	$11.54

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.25	0.25	0.29	0.03
Net realized and unrealized gain (loss)	1.74	(0.53)	(0.76)	(0.33)

Total from investment operations	1.99	(0.28)	(0.47)	(0.30)

Distributions to shareholders from:
Net investment income	(0.28)	(0.27)	(0.12)	—

Net asset value, end of period	$11.81	$10.10	$10.65	$11.24

Total return(d)	20.23%	(2.60)%	(4.21)%	(2.60)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$594	$432	$499	$10
Ratios to average net assets:
Total expenses(c)	1.09%	1.21%	1.16%	1.24	%(e)
Net expenses(c)	0.85%	0.94%	0.95%	0.92	%(e)
Net investment income (loss)(c)	2.33%	2.45%	2.61%	1.90	%(e)
Portfolio turnover rate	94%	105%	60%	74	%(f)

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(e)	Annualized.
(f)	Not annualized.

See accompanying notes to financial statements.

80	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA International Stock Selection Fund
	Class K
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$10.12	$10.67	$11.24	$11.54

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.25	0.28	0.28	0.04
Net realized and unrealized gain (loss)	1.75	(0.54)	(0.73)	(0.34)

Total from investment operations	2.00	(0.26)	(0.45)	(0.30)

Distributions to shareholders from:
Net investment income	(0.30)	(0.29)	(0.12)	—

Net asset value, end of period	$11.82	$10.12	$10.67	$11.24

Total return(d)	20.25%	(2.44)%	(4.01)%	(2.60)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$80,137	$75,816	$9	$10
Ratios to average net assets:
Total expenses(c)	0.99%	0.99%	0.96%	1.11	%(e)
Net expenses(c)	0.75%	0.73%	0.75%	0.73	%(e)
Net investment income (loss)(c)	2.37%	2.79%	2.54%	2.09	%(e)
Portfolio turnover rate	94%	105%	60%	74	%(f)

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(e)	Annualized.
(f)	Not annualized.

See accompanying notes to financial statements.

Financial Highlights	81

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA High Yield Bond Fund
	Class N
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/14(a)	Year Ended 8/31/13(a)
Net asset value, beginning of period	$7.50	$7.55	$8.36	$8.40	$8.36

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.39	0.40	0.42	0.47	0.49
Net realized and unrealized gain (loss)	0.16	(0.03)	(0.62)	0.36	0.08

Total from investment operations	0.55	0.37	(0.20)	0.83	0.57

Distributions to shareholders from:
Net investment income	(0.41)	(0.42)	(0.46)	(0.47)	(0.51)
Net realized gains	—	—	(0.15)	(0.40)	(0.02)

Total distributions	(0.41)	(0.42)	(0.61)	(0.87)	(0.53)

Net asset value, end of period	$7.64	$7.50	$7.55	$8.36	$8.40

Total return(d)	7.47%	5.21%	(2.38)%	10.49%	6.85%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$44,765	$53,726	$75,632	$89,027	$89,257
Ratios to average net assets:
Total expenses(c)	1.03%	1.02%	0.92%	0.78%	0.79%
Net expenses(c)	0.74%	0.68%	0.75%	0.73%	0.75%
Net investment income (loss)(c)	5.14%	5.48%	5.38%	5.61%	5.70%
Portfolio turnover rate	56%	77%	100%	79%	112%

(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

82	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA High Yield Bond Fund
	Class A
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$7.50	$7.55	$8.36	$8.41

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.39	0.38	0.41	0.07
Net realized and unrealized gain (loss)	0.15	(0.03)	(0.63)	(0.07)

Total from investment operations	0.54	0.35	(0.22)	—

Distributions to shareholders from:
Net investment income	(0.39)	(0.40)	(0.44)	(0.05)
Net realized gains	—	—	(0.15)	—

Total distributions	(0.39)	(0.40)	(0.59)	(0.05)

Net asset value, end of period	$7.65	$7.50	$7.55	$8.36

Total return(d)	7.36%	5.02%	(2.57)%	(0.05)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$91	$11	$9	$10
Ratios to average net assets:
Total expenses(c)	1.08%	1.25%	1.11%	1.19	%(e)
Net expenses(c)	0.80%	0.91%	0.94%	0.93	%(e)
Net investment income (loss)(c)	5.15%	5.22%	5.21%	5.18	%(e)
Portfolio turnover rate	56%	77%	100%	79	%(f)

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(e)	Annualized.
(f)	Not annualized.

See accompanying notes to financial statements.

Financial Highlights	83

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA High Yield Bond Fund
	Class I
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$7.51	$7.56	$8.36	$8.41

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.40	0.40	0.42	0.07
Net realized and unrealized gain (loss)	0.15	(0.03)	(0.61)	(0.07)

Total from investment operations	0.55	0.37	(0.19)	—

Distributions to shareholders from:
Net investment income	(0.41)	(0.42)	(0.46)	(0.05)
Net realized gains	—	—	(0.15)	—

Total distributions	(0.41)	(0.42)	(0.61)	(0.05)

Net asset value, end of period	$7.65	$7.51	$7.56	$8.36

Total return(d)	7.60%	5.26%	(2.22)%	(0.03)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$948	$342	$467	$10
Ratios to average net assets:
Total expenses(c)	0.86%	1.01%	0.87%	0.94	%(e)
Net expenses(c)	0.57%	0.67%	0.70%	0.68	%(e)
Net investment income (loss)(c)	5.36%	5.48%	5.42%	5.43	%(e)
Portfolio turnover rate	56%	77%	100%	79	%(f)

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(e)	Annualized.
(f)	Not annualized.

See accompanying notes to financial statements.

84	Financial Highlights

SSGA Funds

Financial Highlights

Selected data for a share outstanding throughout each period

	SSGA High Yield Bond Fund
	Class K
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$7.50	$7.56	$8.36	$8.41

Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.41	0.39	0.45	0.07
Net realized and unrealized gain (loss)	0.15	(0.02)	(0.62)	(0.07)

Total from investment operations	0.56	0.37	(0.17)	—

Distributions to shareholders from:
Net investment income	(0.42)	(0.43)	(0.48)	(0.05)
Net realized gains	—	—	(0.15)	—

Total distributions	(0.42)	(0.43)	(0.63)	(0.05)

Net asset value, end of period	$7.64	$7.50	$7.56	$8.36

Total return(d)	7.73%	5.32%	(2.16)%	(0.02)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$24,175	$28,011	$9	$10
Ratios to average net assets:
Total expenses(c)	0.79%	0.77%	0.67%	0.81	%(e)
Net expenses(c)	0.50%	0.42%	0.50%	0.50	%(e)
Net investment income (loss)(c)	5.39%	5.41%	5.66%	5.63	%(e)
Portfolio turnover rate	56%	77%	100%	79	%(f)

*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(e)	Annualized.
(f)	Not annualized.

See accompanying notes to financial statements.

Financial Highlights	85

SSGA Funds

Notes to Financial Statements — August 31, 2017

1.	Organization

The SSGA Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of August 31, 2017, the Trust consists of six (6) series (and corresponding classes, each of which have the same rights and privileges, including voting rights), each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.001 par value. The financial statements herein relate to the following series (each a “Fund”, and collectively, the “Funds”):

Fund	Classes	Commencement of Operations:	Diversification Classification
SSGA Dynamic Small Cap Fund	Class N Class A Class I Class K	July 1, 1992 July 7, 2014 July 7, 2014 July 7, 2014	Diversified
SSGA Enhanced Small Cap Fund	Class N Class A Class I Class K	March 22, 2005 July 7, 2014 July 7, 2014 July 7, 2014	Diversified
State Street Disciplined Emerging Markets Equity Fund	Class N Class A Class I Class K	March 1, 1994 July 7, 2014 July 7, 2014 July 7, 2014	Diversified
SSGA International Stock Selection Fund	Class N Class A Class I Class K	March 7, 1995 July 7, 2014 July 7, 2014 July 7, 2014	Diversified
SSGA High Yield Bond Fund	Class N Class A Class I Class K	May 4, 1998 July 7, 2014 July 7, 2014 July 7, 2014	Diversified

On August 26, 2016, the Funds’ Class C Shares were converted to Class A Shares.

Class A shares are available to the general public for investment through transaction-based financial intermediaries. Class A shares impose a sales charge (as a percentage of offering price) and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more and the shares are redeemed within 18 months of purchase. Class N, Class I and Class K shares are sold without a sales charge and only to certain eligible investors.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

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Security Valuation

Each Fund’s investments are valued at fair value each day that the New York Stock Exchange (the “NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Fund’s investments by major category are as follows:

•

Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no price is obtained from pricing services or brokers, valuation will be based upon the intrinsic value pursuant to the valuation policy and procedures approved by the Board.

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•	Debt obligations (including short-term investments) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.

•

Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

•

Swap agreements are valued daily based upon prices supplied by Board approved pricing vendors or through brokers. Depending on the product and terms of the transaction, the value of agreements is determined using a series of techniques including valuation models that incorporate a number of market data factors, such as discounted cash flows, yields, curves, trades and values of the underlying reference instruments. In the event SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) is unable to obtain an independent, third–party valuation, the agreements will be fair valued.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Various inputs are used in determining the value of the Funds’ investments.

The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are

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observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Fund’s investments according to the fair value hierarchy as of August 31, 2017, is disclosed in each Fund’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Funds had no transfers between levels for the period ended August 31, 2017.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at the source, if any. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Non-cash dividends received in the form of stock are recorded as dividend income at fair value.

Certain Funds invest in Real Estate Investment Trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds’ policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar year’s to return of capital or capital gains distributions at year end based on information provided by the REIT and/or the Adviser estimates of such re-designations for which actual information has not yet been reported.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust. Class specific expenses are borne by each class.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

As of August 17, 2017, State Street Disciplined Emerging Markets Equity Fund’s NAV was impacted by an adjustment to certain foreign tax accruals. The per share impact was $0.02 on August 17, 2017.

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Distributions

Distributions from net investment income, if any, are declared and paid annually for all Funds except for SSGA High Yield Bond Fund. The SSGA High Yield Bond Fund declares and distributes distributions to shareholders monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Derivative Financial Instruments

Futures Contracts

Certain Funds may enter into futures contracts to meet the Funds’ objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate with the movement of the assets underlying such contracts.

For the year ended August 31, 2017, the following Funds entered into futures contracts for the strategies listed below:

Fund	Strategies
SSGA Dynamic Small Cap Fund	Exposing cash reserves to markets
SSGA Enhanced Small Cap Fund	Exposing cash reserves to markets
State Street Disciplined Emerging Markets Equity Fund	Exposing cash reserves to markets
SSGA International Stock Selection Fund	Exposing cash reserves to markets

Swaps

The SSGA High Yield Bond Fund may enter into swap agreements, in which the Fund and counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“BL OTC”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

A BL OTC swap is a transaction between a fund and dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. For BL OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as credit default swap contracts premiums paid and credit default swap contracts premiums received, respectively, in the Statements of Assets and Liabilities and amortized to realized gain/loss ratably over the term of the BL OTC swap. Payments received or made by the Fund for BL OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When a BL OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty (“CCP”), with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the

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size and risk profile of the particular swap. Securities deposited as initial margin if any, are designated on the Schedule of Investments and cash deposited is segregated and recorded on the Statement of Assets and Liabilities as due from broker. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations. For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination.

Credit Default Swaps

The SSGA High Yield Bond Fund may enter into a credit default swap for hedging purposes or to seek to increase total return of the Fund as well as managing the liquidity profile of the Fund. Credit default swap contracts may be entered into OTC or may be executed through a clearinghouse (“cleared credit default swap”). The Fund enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Accordingly, the Fund does not follow hedge accounting, even for derivatives employed as economic hedges.

Credit default swaps are typically governed by the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreements or similar agreements (“Master Agreements”). A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry’s inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry’s inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

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The aggregate fair value of credit default swap agreements in a net asset position as of August 31, 2017 is disclosed in the footnotes to the Schedule of Investments. The maximum amount of future, undiscounted payments that the Fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. If a defined credit event had occurred as of August 31, 2017, the swap agreement’s credit-risk-related contingent features would have been triggered and, for those swap agreements in a net asset position for which the Fund is the protection seller, the Fund in order to settle these swap agreements would have been required to either (1) pay the swap agreement’s notional value of $2,000,000 less the value of the agreements’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

The aggregate value of the collateral of the credit default swap held as of August 31, 2017 was $95,695.

Risks Associated with Derivatives

Derivative financial instruments involve, to varying degrees, elements of credit, market and/or interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative. When the Fund invests in a derivative instrument, the future exposure is potentially unlimited. The value of a derivative instrument will depend on the ability and the willingness of the Fund’s derivative counterparty to perform its obligations under the transaction. A liquid secondary market may not always exist for the Fund’s derivative positions at any time and may impact the Fund’s ability to establish fair market value of a derivative transaction and close out derivative positions. Although the use of derivatives is intended to complement the Fund’s performance, it may instead reduce returns and increase volatility. The measurement of the risks associated with derivative instruments is meaningful only when all related and offsetting transactions are considered. The Fund must set aside liquid assets or engage in other appropriate measures to cover its obligations under these derivative instruments.

Certain derivatives, including forward foreign currency contracts and some swap contracts, as applicable, are entered into over the counter (“OTC”) under the terms and conditions of an ISDA Master Agreement, which are separately negotiated with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged or received by the Fund, if any, is noted in the Schedule of Investments. Notional principal amounts are one component used to calculate the amount of exposure to the underlying instrument, but is not the amount delivered under the contract. Accordingly, credit risk is limited to any amounts receivable from the counterparty. To reduce credit risk from potential counterparty default, the Fund enters into swap contracts with counterparties whose creditworthiness have been recommended by SSGA FM. The Fund bears the market risk arising from any change in index or security values or interest rates.

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The following tables summarize the value of the Funds’ derivative instruments as of August 31, 2017 and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:

Asset Derivatives
	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

SSGA Enhanced Small Cap Fund
Futures Contracts(a)	$—	$—	$—	$4,317	$—	$4,317
State Street Disciplined Emerging Markets Equity Fund
Futures Contracts(a)	—	—	—	52,464	—	52,464
SSGA High Yield Bond Fund
Swap Contracts(b)	—	898	—	—	—	898

(a)	Unrealized appreciation on open futures contracts. The Statements of Assets and Liabilities only reflect the current day’s net variation margin.
(b)	Unrealized appreciation on swap contracts. The Statements of Assets and Liabilities only reflect the current day’s net variation margin.

Liability Derivatives
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

SSGA Enhanced Small Cap Fund
Futures Contracts(a)	$—	$—	$—	$(2,577)	$—	$(2,577)

(a)	Unrealized depreciation on open futures contracts. The Statements of Assets and Liabilities only reflect the current day’s net variation margin.

Net Realized Gain (Loss)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

SSGA Dynamic Small Cap Fund
Futures Contracts	$—	$—	$—	$7,905	$—	$7,905
SSGA Enhanced Small Cap Fund
Futures Contracts	—	—	—	107,414	—	107,414
State Street Disciplined Emerging Markets Equity Fund
Futures Contracts	—	—	—	574,897	—	574,897
SSGA International Stock Selection Fund
Futures Contracts	—	—	—	1,016,708	—	1,016,708
SSGA High Yield Bond Fund
Swap Contracts	—	—	257,719	—	—	257,719

Net Change in Unrealized Appreciation (Depreciation)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

SSGA Dynamic Small Cap Fund
Futures Contracts	$—	$—	$—	$(2,544)	$—	$(2,544)
SSGA Enhanced Small Cap Fund
Futures Contracts	—	—	—	(22,564)	—	(22,564)
State Street Disciplined Emerging Markets Equity Fund
Futures Contracts	—	—	—	104,379	—	104,379
SSGA International Stock Selection Fund
Futures Contracts	—	—	—	(112,949)	—	(112,949)
SSGA High Yield Bond Fund
Swap Contracts	—	—	(60,081)	—	—	(60,081)

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4.	Fees and Transactions with Affiliates

Advisory Fee

SSGA FM manages the Funds pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. For its services, each Fund pays the Adviser an annual management fee, calculated daily and paid monthly, at the following annual rates of their average daily net assets:

Funds	%
SSGA Dynamic Small Cap Fund	0.75
SSGA Enhanced Small Cap Fund	0.45
State Street Disciplined Emerging Markets Equity Fund	0.75
SSGA International Stock Selection Fund	0.75
SSGA High Yield Bond Fund	0.30

The Adviser is contractually obligated until December 31, 2017, to waive its management fee and/or to reimburse each Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, distribution, shareholder servicing, and sub-transfer agency fees) exceed the following percent of average daily net assets on an annual basis as follows:

Funds	Expense Limitations

SSGA Dynamic Small Cap Fund	0.85%
SSGA Enhanced Small Cap Fund	0.50%
State Street Disciplined Emerging Markets Equity Fund	1.00%
SSGA International Stock Selection Fund	0.75%
SSGA High Yield Bond Fund	0.50%

This waiver and/or reimbursement may not be terminated with respect to a Fund prior to December 31, 2017 except with the approval of the Board. This waiver and/or reimbursement supersedes any prior voluntary waiver or reimbursement arrangements for the Funds specifically named above and may, at the Adviser’s option, continue after the dates designated above.

The total amounts of waivers for the period ended August 31, 2017, are detailed in the following table.

Amount Waived or Reimbursed

SSGA Dynamic Small Cap Fund	$269,320
SSGA Enhanced Small Cap Fund	274,126
State Street Disciplined Emerging Markets Equity Fund	368,172
SSGA International Stock Selection Fund	699,143
SSGA High Yield Bond Fund	204,142

The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the State Street Institutional U.S. Government Money Market Fund (a series of a different trust managed by the Adviser not presented herein, referred to as the “Central Fund”). Shares of the Central Fund sold to and redeemed from any participating fund will not be subject to a redemption fee, distribution fee or service fee. If the Central Fund shares sold to or redeemed from a participating fund are subject to any such distribution or service fee, the Adviser will waive its advisory fee for each participating fund in an amount that offsets the amount of such distribution and/or service fees incurred by the participating fund. The Adviser has voluntarily agreed to waive a portion of any participating Fund’s advisory fee equal to the advisory fee paid by that participating Fund to the Central Fund. As of August 31, 2017, $5,830,468 or 0.01% of the Central Fund’s net assets represent investments by these Funds.

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For the period ended August 31, 2017, the total advisory fees waived pursuant to the voluntary waiver agreement were as follows:

Amount Waived

SSGA Dynamic Small Cap Fund	$24
SSGA Enhanced Small Cap Fund	66
State Street Disciplined Emerging Markets Equity Fund	126
SSGA International Stock Selection Fund	281
SSGA High Yield Bond Fund	619

Administrator, Sub-Administrator and Custodian Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian and sub-administrator. For its administration services, each Fund pays SSGA FM a fee at an annual rate of 0.05% of its average daily net assets. The fees are accrued daily and paid monthly. SSGA FM has contractually agreed to waive 0.01% of its administration fee. The waiver may not be terminated or modified except with the approval of the Board. For the period ended August 31, 2017, the total administration fees waived pursuant to the waiver agreement were as follows:

Amount Waived

SSGA Dynamic Small Cap Fund	$2,862
SSGA Enhanced Small Cap Fund	3,302
State Street Disciplined Emerging Markets Equity Fund	8,558
SSGA International Stock Selection Fund	29,049
SSGA High Yield Bond Fund	7,014

For its services as custodian, the Fund pays State Street an annual fee. SSGA FM pays State Street for its services as sub-administrator.

Distribution and Shareholder Servicing Fees

State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Trust. Effective May 1, 2017, the Distributor’s name changed from State Street Global Markets, LLC to State Street Global Advisors Funds Distributors, LLC.

The Trust, with the exception of the State Street Disciplined Emerging Markets Equity Fund Class N shares, adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, under which a Fund may compensate the Distributor (or others) for services in connection with the distribution of the Fund’s Class A and Class N shares and for services provided to shareholders in those classes (the “Plan”).

The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of a Fund’s net assets attributable to its Class A shares and 0.25% of a Fund’s net assets attributable to its Class N shares. In addition to payments under the Plan, the Funds may reimburse the Distributor or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

With respect to the Class N shares of the State Street Disciplined Emerging Markets Equity Fund, the Trust has adopted a distribution plan pursuant to Rule 12b-1 (the “Historical Class N Plan”) under the 1940 Act. Under the Historical Class N Plan, the Trust is authorized to make payments to the Distributor, or any shareholder servicing agent, for services in connection with the distribution of Class N shares of the State Street Disciplined Emerging Markets Equity Fund and the servicing of investor accounts. Payments to the Distributor for the sale and distribution of these Class N shares are not permitted to exceed 0.25% of the State Street Disciplined Emerging Markets Equity Fund’s average annual net assets.

Transfer Agent Fees

Boston Financial Data Services (“BFDS”), a wholly owned entity of DST Systems, Inc., serves as transfer agent and dividend disbursing agent to the Funds. Prior to March 31, 2017, BFDS was a joint venture of DST Systems, Inc. and State Street

94	Notes to Financial Statements

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Notes to Financial Statements, continued — August 31, 2017

Corporation. For these services, the Funds pay annual account services fees, activity-based fees, and charges related to compliance and regulatory services.

The Funds may also pay a sub-transfer agent fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributable to Class A and Class I shares for recordkeeping, shareholder servicing, or administrative services provided by financial intermediaries.

Other Transactions with Affiliates — Securities Lending

State Street, an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement dated January 6, 2017.

Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Fund, and 15% payable to State Street.

In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, an affiliated money market fund, for which SSGA FM serves as investment adviser. See Note 8 for additional information regarding securities lending.

Other Transactions with Affiliates

The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended August 31, 2017, are disclosed in the Funds’ respective Schedules of Investments.

Due to Custodian

In certain circumstances, the Funds may have cash overdrafts with the custodian. The Due to custodian if any, reflects cash overdrawn with State Street as custodian who is an affiliate of the Funds. The SSGA International Stock Selection Fund had a cash overdraft related to capital share redemptions.

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the period ended August 31, 2017, were as follows:

	Other Securities
	Purchases	Sales

SSGA Dynamic Small Cap Fund	$28,817,742	$35,992,883
SSGA Enhanced Small Cap Fund	22,466,292	29,564,184
State Street Disciplined Emerging Markets Equity Fund	35,376,998	65,946,734
SSGA International Stock Selection Fund	277,836,726	323,800,952
SSGA High Yield Bond Fund	39,322,886	50,402,586

7.	Income Tax Information

The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent they

Notes to Financial Statements	95

SSGA Funds

Notes to Financial Statements, continued — August 31, 2017

distribute their taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed each Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, foreign currencies, REITs, corporate actions, expiration of capital loss carryforwards, passive foreign investment companies, credit default swaps, and wash sale loss deferrals. In addition, certain Funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the year ended August 31, 2017 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total

SSGA Dynamic Small Cap Fund	$67,256	$—	$—	$67,256
SSGA Enhanced Small Cap Fund	504,197	162,525	—	666,722
State Street Disciplined Emerging Markets Equity Fund	1,370,668	—	—	1,370,668
SSGA International Stock Selection Fund	7,977,554	—	—	7,977,554
SSGA High Yield Bond Fund	4,068,178	—	—	4,068,178

The tax character of distributions paid during the year ended August 31, 2016 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total

SSGA Dynamic Small Cap Fund	$172,672	$—	$—	$172,672
SSGA Enhanced Small Cap Fund	335,542	3,105,970	—	3,441,512
State Street Disciplined Emerging Markets Equity Fund	1,554	35,682,091	—	35,683,645
SSGA International Stock Selection Fund	7,941,891	—	—	7,941,891
SSGA High Yield Bond Fund	4,269,200	—	—	4,269,200

At August 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses*	Total

SSGA Dynamic Small Cap Fund	$155,129	$(6,490,926)	$—	$2,563,401	$—	$(3,772,396)
SSGA Enhanced Small Cap Fund	1,007,913	—	2,330,619	4,829,564	—	8,168,096
State Street Disciplined Emerging Markets Equity Fund	1,331,565	—	2,719,619	25,846,827	—	29,898,011
SSGA International Stock Selection Fund	9,505,671	(433,166,922)	—	30,130,387	—	(393,530,864)
SSGA High Yield Bond Fund	58,255	(5,180,415)	—	2,273,243	—	(2,848,917)

*	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

96	Notes to Financial Statements

SSGA Funds

Notes to Financial Statements, continued — August 31, 2017

As of August 31, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	2018	2019	2020	2021	Non-Expiring Short Term*	Non-Expiring Long Term*

SSGA Dynamic Small Cap Fund	$6,490,926	$—	$—	$—	$—	$—
SSGA International Stock Selection Fund	428,227,873	—	—	—	3,434,482	1,504,567
SSGA High Yield Bond Fund	—	—	—	—	3,110,471	2,069,944

*	Must be utilized prior to losses subject to expiration.

As of August 31, 2017, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

SSGA Dynamic Small Cap Fund	$25,237,434	$3,725,800	$1,162,399	$2,563,401
SSGA Enhanced Small Cap Fund	30,189,951	6,206,125	1,376,561	4,829,564
State Street Disciplined Emerging Markets Equity Fund	64,051,198	27,224,767	1,239,518	25,985,249
SSGA International Stock Selection Fund	269,815,356	34,957,439	4,848,177	30,109,262
SSGA High Yield Bond Fund	65,898,143	2,827,532	554,289	2,273,243

8.	Securities Lending

Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.

The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.

The market value of securities on loan as of August 31, 2017, and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of August 31, 2017:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non Cash Collateral Received*	Total Collateral Received

SSGA Dynamic Small Cap Fund	$1,675,859	$554,024	$1,148,612	$1,702,636
SSGA Enhanced Small Cap Fund	1,498,365	300,489	1,205,348	1,505,837
SSGA International Stock Selection Fund	488,026	—	500,500	500,500

*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.

Notes to Financial Statements	97

SSGA Funds

Notes to Financial Statements, continued — August 31, 2017

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of August 31, 2017:

SSGA Dynamic Small Cap Fund

	Remaining Contractual Maturity of the Agreements As of August 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total

Securities Lending Transactions
Common Stocks	$554,024	$—	$—	$—	$554,024

Total Borrowings	$554,024	$—	$—	$—	$554,024

Gross amount of recognized liabilities for securities lending transactions.					$554,024

SSGA Enhanced Small Cap Fund

	Remaining Contractual Maturity of the Agreements As of August 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total

Securities Lending Transactions
Common Stocks	$300,489	$—	$—	$—	$300,489

Total Borrowings	$300,489	$—	$—	$—	$300,489

Gross amount of recognized liabilities for securities lending transactions.					$300,489

9.	Line of Credit

The Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires October 2017 unless extended or renewed. Prior to October 13, 2016, the Participants could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. Prior to October 13, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

Effective October 12, 2017, the Agreement was renewed, and as a result, the Funds and other affiliated Funds participate in a $500 million revolving credit facility.

The Funds had no outstanding loans as of August 31, 2017.

Interest Expense

The Funds may incur interest expense on cash overdrafts at the custodian or from the use of the line of credit. Interest expense incurred, if any, for the period ended August 31, 2017, is reflected on the Statements of Operations.

10.	Risks

Concentration Risk

As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Funds were more broadly diversified.

98	Notes to Financial Statements

SSGA Funds

Notes to Financial Statements, continued — August 31, 2017

Foreign and Emerging Markets Risk

Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds’ invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

11.	New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

12.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

On September 26, 2017, the Board voted to close and liquidate the SSGA Enhanced Small Cap Fund.

Notes to Financial Statements	99

SSGA Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of SSGA Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund, SSGA International Stock Selection Fund and SSGA High Yield Bond Fund (collectively, the “Funds”) (five of the portfolios constituting SSGA Funds) as of August 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to September 1, 2014 were audited by another independent registered public accounting firm whose report, dated October 30, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of SSGA Funds at August 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 23, 2017

100	Report of Independent Registered Public Accounting Firm

SSGA Funds

Other Information — August 31, 2017 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from March 1, 2017 to August 31, 2017.

The table below illustrates your Fund’s cost in two ways:

Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
SSGA Dynamic Small Cap Fund
Class N	1.10%	$996.30	$5.53	$1,019.70	$5.60
Class A	1.12	996.20	5.64	1,019.60	5.70
Class I	0.88	997.60	4.43	1,020.80	4.48
Class K	0.85	997.60	4.28	1,020.90	4.33
SSGA Enhanced Small Cap Fund
Class N	0.75	1,009.70	3.80	1,021.40	3.82
Class A	0.77	1,009.70	3.90	1,021.30	3.92
Class I	0.52	1,011.10	2.64	1,022.60	2.65
Class K	0.50	1,011.10	2.53	1,022.70	2.55
State Street Disciplined Emerging Markets Equity Fund
Class N	1.25	1,142.90	6.75	1,018.90	6.36
Class A	1.27	1,144.00	6.86	1,018.80	6.46
Class I	1.02	1,145.70	5.52	1,020.10	5.19
Class K	1.00	1,146.70	5.41	1,020.20	5.09
SSGA International Stock Selection Fund
Class N	1.00	1,136.70	5.39	1,020.20	5.09
Class A	1.02	1,137.30	5.49	1,020.10	5.19
Class I	0.77	1,137.80	4.15	1,021.30	3.92
Class K	0.75	1,137.80	4.04	1,021.40	3.82

Other Information	101

SSGA Funds

Other Information, continued — August 31, 2017 (Unaudited)

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
SSGA High Yield Bond Fund
Class N	0.74%	$1,028.50	$3.78	$1,021.50	$3.77
Class A	0.76	1,028.30	3.89	1,021.40	3.87
Class I	0.52	1,030.90	2.66	1,022.60	2.65
Class K	0.50	1,029.70	2.56	1,022.70	2.55

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 365.

Proxy Voting Policies and Procedures and Record

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling 1-800-997-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the SEC’s website at www.sec.gov, or (iv) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Fund voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-800-997-7327 (toll free), or (2) on the website of the SEC at www.sec.gov.

Quarterly	Portfolio Schedule

The Funds will file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedule of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling 1-800-997-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the SEC’s website at www.sec.gov, or (iv) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended August 31, 2017.

Dividends Received Deduction

Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended August 31, 2017 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Qualified Interest Income

Each Fund reports the maximum amount allowable of its net taxable income and short-term capital gains as qualified interest income.

102	Other Information

SSGA Funds

Other Information, continued — August 31, 2017 (Unaudited)

Long term capital gains dividends were paid from the following Funds during the year ended August 31, 2017:

Amount

SSGA Enhanced Small Cap Fund	$504,147
State Street Disciplined Emerging Markets Equity Fund	267,377

The Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to its shareholders. For the year ended August 31, 2017, the total amount of foreign taxes that will be passed through are:

Amount

State Street Disciplined Emerging Markets Equity Fund	$269,386
SSGA International Stock Selection Fund	759,226

The amount of foreign source income earned on the following Fund during the year ended August 31, 2017 was as follows:

Amount

State Street Disciplined Emerging Markets Equity Fund	$2,844,277
SSGA International Stock Selection Fund	12,051,240

Other Information	103

SSGA Funds

Other Information, continued — August 31, 2017 (Unaudited)

Trustee Considerations in Approving Continuation of Investment Advisory Agreements1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement between a mutual fund and its investment adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees or its shareholders, and by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the “Board”) of the SSGA Funds (the “Trust”), met in person on April 24-25, 2017 and May 16-17, 2017, including in executive sessions attended by the Independent Trustees, to consider a proposal to approve, with respect to the SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, SSGA High Yield Bond Fund, SSGA International Stock Selection Fund and State Street Disciplined Emerging Markets Equity Fund (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by co-counsel who are independent of the Adviser in connection with their consideration of approval of the Advisory Agreement. Following the April 24-25, 2017 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 16-17, 2017 meeting. The Independent Trustees considered, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent third-party provider of investment company data, which includes for each Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2016, to the performance of an appropriate benchmark constructed by Broadridge Financial Solutions, Inc., the successor to Lipper, Inc. (“Broadridge”), for the Fund (the “Lipper Index”) and a universe of other mutual funds with similar investment objectives and policies (the “Performance Group” and/or the “Performance Universe”);

¡

Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider (the “Expense Group” and/or “Expense Universe”);

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five calendar years; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

[1]	Over the course of many years overseeing the Funds and other investment companies, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustees before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

104	Other Information

SSGA Funds

Other Information, continued — August 31, 2017 (Unaudited)

•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser, including its investment strategies and processes;

•	Information concerning the allocation of brokerage; and

•	Information regarding the procedures and processes used to value the assets of the Funds.

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	Information relating to compliance with and the administration of each Code of Ethics adopted by the Adviser;

•	A copy of the Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds;

•

A description of the adequacy and sophistication of the Adviser’s technology and systems with respect to investment and administrative matters and a description of any material improvements or changes in technology or systems in the past year;

•	A description of the business continuity and disaster recovery plans of the Adviser; and

•	Information regarding the Adviser’s risk management processes.

Other Relevant Information

•	Information concerning the nature, extent, quality and cost of services provided to the Funds by SSGA FM in its capacity as the Funds’ administrator (the “Administrator”);

•

Information concerning the nature, extent, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, sub-administrator, fund accountant and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreement and agreements with other service providers of the Funds;

•

Draft responses to a letter from Joseph P. Barri, LLC, co-counsel along with the law firm of Sullivan & Worcester LLP (together, “Independent Counsel”) to the Independent Trustees, reviewed prior to such date by Independent Counsel, requesting specific information from each of:

¡

SSGA FM, in its capacity as the Funds’ Adviser and Administrator, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the calendar year ended December 31, 2016; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the calendar year ended December 31, 2016;

¡

State Street Bank and Trust Company (“State Street”), the sub-administrator, custodian, securities lending agent, and shareholder servicer for the Funds, with respect to its operations relating to the Funds; and

¡

State Street Global Advisors Funds Distributors, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under Rule 12b-1 of the 1940 Act;

Other Information	105

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Other Information, continued — August 31, 2017 (Unaudited)

•

Information from SSGA FM, State Street and the Distributor with respect to the Trust providing any material changes to the previous information supplied in response to the letter from Joseph P. Barri, LLC prior to the executive sessions of the Board on May 16-17, 2017;

•	Materials provided by Broadridge, circulated to the Independent Trustees and to Independent Counsel; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on May 16-17, 2017 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement effective June 1, 2017, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of a portfolio’s quality distribution and sector and interest rate exposure. The Board considered the extensive experience and resources committed by the Adviser to risk management, including with respect to investment risk, liquidity risk, operational risk, counterparty risk and model risk. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board reviewed the compliance programs of SSGA FM and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2016. For purposes of these comparisons the Independent Trustees relied extensively on the Performance Group, Performance Universe and Lipper Index and the analyses of the related data

106	Other Information

SSGA Funds

Other Information, continued — August 31, 2017 (Unaudited)

provided by Broadridge. Among other information, the Board considered the following performance information in its evaluation of each Fund:

SSGA Dynamic Small Cap Fund. The Board considered that the Fund’s performance was (a) above the median of its Performance Group for the 1-, 3- and 5-year periods, the median of its Performance Universe for the 3- and 5-year periods and the Lipper Index for the 3- and 5-year periods and (b) below the median of its Performance Group for the 10-year period, the median of its Performance Universe for the 1- and 10-year period and Lipper Index for the 1- and 10-year period. The Board took into account management’s discussion of the Fund’s performance.

SSGA Enhanced Small Cap Fund. The Board considered that the Fund’s performance was above the median of its Performance Group for the 1-, 3-, 5- and 10-year periods, the median of its Performance Universe for the 1-, 3- and 5-year periods and its Lipper Index for the 3- and 5-year periods. The Board also considered that the Fund’s performance was below the median of its Performance Universe for the 10-year period and its Lipper Index for the 1- and 10-year period. The Board took into account management’s discussion of the Fund’s performance.

SSGA High Yield Bond Fund. The Board considered that the Fund’s performance was above the median of its Performance Group for the 1-, 3-, 5- and 10- year periods, the median of its Performance Universe for the 3-, 5- and 10-year periods and its Lipper Index for the 10-year period. The Board also considered that the Fund’s performance was below the median of its Performance Universe for the 1-year period and its Lipper Index for the 1-, 3-, and 5-year periods. The Board took into account management’s discussion of the Fund’s performance.

SSGA International Stock Selection Fund. The Board considered that the Fund’s performance was above the medians of its Performance Group for the 1-, 3- and 5-year periods and Performance Universe for the 3- and 5-year periods and its Lipper Index for the 3- and 5-year periods. The Board also considered that the Fund’s performance was below the median of its Performance Group for the 10-year period, the median of its Performance Universe for the 1- and 10-year periods and its Lipper Index for the 1- and 10- year periods. The Board took into account management’s discussion of the Fund’s performance.

State Street Disciplined Emerging Markets Equity Fund. The Board considered that the Fund’s performance was below the medians of its Performance Group and Performance Universe and its Lipper Index for the 1-, 3-, 5- and 10- year periods. The Board took into account management’s discussion of the Fund’s performance, including the fact that the Board approved certain changes to the Fund’s principal investment strategies, which took effect in December 2015.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory (a) by comparison to the performance of its Performance Group, Performance Universe or Lipper Index or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee and total expense ratio, including the portion attributable to administrative services provided by SSGA FM (both before and after giving effect to any expense caps), as compared to its Expense Group and Expense Universe, as constructed by Broadridge, and the related Broadridge analysis for each of the Funds. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of the Funds to limit the total expenses borne by shareholders of the Funds. Among other information, the Board considered the following expense information in its evaluation of each Fund:

SSGA Dynamic Small Cap Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

SSGA Enhanced Small Cap Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

Other Information	107

SSGA Funds

Other Information, continued — August 31, 2017 (Unaudited)

SSGA High Yield Bond Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

SSGA International Stock Selection Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

State Street Disciplined Emerging Markets Equity Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of the Expense Group and Expense Universe and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all funds within the fund complex. The Board considered other direct and indirect benefits received by SSGA FM and Affiliated Service Providers in connection with their relationships with the Funds, together with the profitability of each of the Affiliated Service Providers with respect to their services to the Funds and/or fund complex. The Board also considered the various risks borne by SSGA FM and State Street in connection with their various roles in servicing the Trust, including enterprise, litigation, business, operational and entrepreneurial risk. The Board noted that the Adviser does not currently have “soft dollar” arrangements in effect for trading the Funds’ investments.

The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and the fund complex, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds and fund complex increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the fund complex taken as a whole. The Board concluded that, in light of the current size of each Fund and the fund complex, the level of profitability of the Adviser and its affiliates with respect to each Fund and the fund complex over various time periods, and the comparative management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Conclusions

In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement.

Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of each Fund and its respective shareholders, and (2) the rates payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

108	Other Information

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Other Information, continued — August 31, 2017 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	70	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.

Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	76	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1988	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc.; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	76	.

Other Information	109

SSGA Funds

Other Information, continued — August 31, 2017 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	76	1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare

Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chair of the Qualified Legal and Compliance Committee and Co-Chair of the Governance Committee	Term: Indefinite Elected: 1/14	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	76	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).

Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	70

110	Other Information

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Other Information, continued — August 31, 2017 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007); Executive Vice President and Global Head of Technology and Operations, JP Morgan Chase (2017 – present).	76

Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	76
INTERESTED TRUSTEE(1)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected: 1/14	Chairman and Director, SSGA Funds Management, Inc. (2005 – present); Executive Vice President, State Street Global Advisors (2012 – present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017 – present); Director, State Street Global Markets, LLC (2013 – April 2017); President, SSGA Funds Management, Inc. (2005 – 2012); Principal, State Street Global Advisors (2000 – 2005).	244	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
(1)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

Statement of Additional Information (SAI) includes additional information about Funds’ directors and is available, without charge, upon request and by calling 1-800-997-7327.

Other Information	111

SSGA Funds

Other Information, continued — August 31, 2017 (Unaudited)

The following lists the principal officers for SSGA Funds and the State Street Master Funds, as well as their mailing addresses and ages, positions with the Trusts and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present); Director, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).*

Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).

Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*

Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

112	Other Information

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Other Information, continued — August 31, 2017 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)
Arthur A. Jensen SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Elected: 9/17	Vice President at State Street Global Advisors since July 2016; Deputy Treasurer of Elfun Funds since July 2016; Treasurer of State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc. and GE Retirement Savings Plan Funds since June 2011; Treasurer of Elfun Funds from June 2011 to July 2016; Mutual Funds Controller of GE Asset Management Incorporated from April 2011 to July 2016.

Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 – July 2012).

Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*

Daniel G. Plourde SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1980	Assistant Treasurer	Term: Indefinite Elected: 5/17	Assistant Vice President, SSGA Funds Management, Inc. (May 2015 – present); Officer, State Street Bank and Trust Company (March 2009 –May 2015).

Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1973	Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).

Other Information	113

SSGA Funds

Other Information, continued — August 31, 2017 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111-2900 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).

Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111-2900 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

114	Other Information

SSGA Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

(800) 997-7327

Trustees

Michael F. Holland

Michael A. Jessee

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Distributor

State Street Global Advisors Funds Distributors, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, an indirect wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSGA Funds pay State Street Bank and Trust Company for its services as custodian and shareholder servicing agent and pay SSGA Funds Management, Inc. for investment advisory and administrator services.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

Fund Management and Service Providers	115

IBG-25660	SSGACOMBFDAR

Annual Report

August 31, 2017

SSGA Funds

SSGA S&P 500 Index Fund

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

SSGA Funds

SSGA S&P 500 Index Fund

Annual Report

August 31, 2017

“SSGA” is a registered trademark of State Street Corporation and is licensed for use by the SSGA Funds.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

SSGA S&P 500 Index Fund

Portfolio Management Discussion and Analysis — August 31, 2017 (Unaudited)

Objective:   The Fund seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s® 500 Index.

Invests in:  State Street Equity 500 Index Portfolio (the “Portfolio”).

Strategy:   The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index (the “Index”). The Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

Past performance is not a guarantee of future results.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Line graph is based on cumulative total return.

S&P 500 Index Fund

Period Ended 08/31/2017	Total Return
1 Year	16.06%
5 Years	14.16%
10 Years	7.46%

Standard & Poor’s® 500 Index#

Period Ended 08/31/2017	Total Return
1 Year	16.23%
5 Years	14.34%
10 Years	7.61%

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the S&P 500 Index Fund as stated in the Fees and Expenses table of the prospectus dated December 19, 2016 (as supplemented May 1, 2017) is 0.202%.

See accompanying notes to financial statements.

SSGA S&P 500 Index Fund	1

SSGA S&P 500 Index Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2017 (Unaudited)

The SSGA S&P 500 Index Fund (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s® 500 Index (the “Index”).

For the 12-month period ended August 31, 2017 (the “Reporting Period”), the total return for the Fund was 16.06%, and for the Index was 16.23%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The Fund’s performance lagged behind the performance of the Index due to management fees and expenses as well as a small cash drag and transaction costs from participant cash flows.

Throughout the Reporting Period, the Fund posted positive returns in all except one month. The only negative return came in October of 2016, the second month of the Reporting Period and also a month that provided investors few places to avoid negative returns. Both safe haven investments and riskier growth assets came under pressure during this time. November Fund returns were up 3.69%; this was a noteworthy month in that it marked the unanticipated victory of Donald Trump over Hillary Clinton for the U.S. Presidency. The trading days following the election posted strong returns, indicating the new political climate was impacting the U.S. stock market. As 2016 drew to a close in December, the Federal Reserve raised interest rates on December 15, the first time since December 2015.

Global markets ushered in 2017 on a cautiously positive note in January with new all-time highs established in U.S. equity markets, even as a number of other reflationary market trends paused or reversed. After the Fund opened 2017 with a respectable gain of 1.9% in January, the S&P 500 Index more than doubled in February, with a return just shy of 4% for the month. March was relatively flat and the first calendar quarter ended up over 6%, for a great start to the year. The next few months that followed continued on an upward path of strong and steady gains each month. The S&P 500 Index finished the first half of 2017 up 9.3%, reaching new all-time highs and witnessing better than two decade lows in both realized and implied volatility during that period. The next two months kept a similar pace and ended the Reporting Period up over 16%.

Overall, the Information Technology and Financial sectors were the greatest contributors to the positive performance over the Reporting Period, posting returns of 31.24% and 26.23%, respectively. The only two sectors with negative returns over the twelve months were Energy and Telecommunication Services, with performance of -6.32% and -4.36%, respectively.

On an individual security level, the top positive contributors to the Fund’s performance were Apple Inc, Microsoft Corp., and Facebook Inc Class A. The top negative contributors to the Fund’s performance were General Electric Company, Exxon Mobil Corporation, and Schlumberger NV.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2007.

#

The Standard & Poor’s® 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s Corporation and have been licensed for use by the SSGA Funds. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Product.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

See accompanying notes to financial statements.

2	SSGA S&P 500 Index Fund

SSGA S&P 500 Index Fund

Portfolio Statistics

August 31, 2017 (Unaudited)

Portfolio Composition*	% of Master Portfolio Net Assets
Common Stock
Consumer Discretionary	11.8%
Consumer Staples	8.3
Energy	5.5
Financials	13.9
Health Care	14.4
Industrials	9.9
Information Technology	23.0
Materials	2.9
Real Estate	3.0
Telecommunication Services	2.1
Utilities	3.2
Short-Term Investments	1.7

Total Investments	99.7
Other Assets in Excess of Liabilities	0.3

100.0

Futures Contracts	0.1

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

See accompanying notes which are an integral part of the financial statements.

SSGA S&P 500 Index Fund	3

SSGA S&P 500 Index Fund

Statement of Assets and Liabilities — August 31, 2017

Assets
Investment in corresponding Portfolio, at value (Note 1)	$1,574,254,255
Receivable for fund shares sold	891,787
Receivable from Adviser (Note 3)	92,576
Prepaid expenses	12,901

Total assets	1,575,251,519

Liabilities
Payable for fund shares repurchased	3,135,410
Custodian fees payable (Note 3)	8,333
Administration fees payable (Note 3)	58,820
Shareholder servicing fee payable (Note 3)	31,882
Distribution fees payable (Note 3)	49,152
Accrued Trustees’ fees and expenses (Note 4)	1,240
Transfer agent fees payable (Note 3)	33,557
Registration and filing fees payable	444
Professional fees payable	38,164
Printing and postage fees payable	17,790
Accrued expenses and other liabilities	3,427

Total liabilities	3,378,219

Net Assets	$1,571,873,300

Net Assets Consist of:
Paid-in Capital	$724,124,264
Undistributed (distribution in excess of) net investment income (loss)	8,853,843
Accumulated net realized gain (loss) on investments and futures contracts allocated from Portfolio	(9,470,090)
Net unrealized appreciation (depreciation) allocated from Portfolio on:
Investments	847,136,317
Futures contracts	1,228,966

Net Assets	$1,571,873,300

Net Asset Value Per Share
Net asset value per share	$35.99

Shares outstanding (unlimited amount authorized, $0.001 par value)	43,680,128

See accompanying notes to financial statements and statements of the Portfolio.

4	Statement of Assets and Liabilities

SSGA S&P 500 Index Fund

Statement of Operations — For the Year Ended August 31, 2017

Income and Expenses Allocated from Portfolio
Interest income allocated from Portfolio (Note 2)	$146,357
Dividend income allocated from Portfolio (Note 2)	31,657,035
Unaffiliated securities lending income allocated from Portfolio	9,499
Affiliated securities lending income allocated from Portfolio	5,825
Foreign taxes withheld allocated from Portfolio	(120,330)
Expenses allocated from Portfolio (Note 2)	(697,332)

Total investment income (loss) allocated from portfolio	31,001,054

Expenses
Administration fees (Note 3)	766,126
Shareholder servicing fees	367,741
Distribution fees (Note 3)	566,933
Custodian fees (Note 3)	88,879
Trustees’ fees and expenses (Note 4)	18,000
Transfer agent fees (Note 3)	239,417
Registration and filing fees	30,216
Professional fees	194,444
Printing fees	87,519
Insurance expense	2,640
Miscellaneous expenses	6,945

Total expenses	2,368,860

Expenses waived/reimbursed by the Adviser (Note 3)	(662,193)

Net expenses	1,706,667

Net investment income (loss)	29,294,387

Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from Portfolio on:
Investments	83,830,028
Futures contracts	4,693,515

Net realized gain (loss) allocated from Portfolio	88,523,543

Net change in unrealized appreciation/depreciation allocated from Portfolio on:
Investments	110,110,128
Futures contracts	(645,054)

Net change in unrealized appreciation/depreciation allocated from Portfolio	109,465,074

Net Realized and Unrealized Gain (Loss)	197,988,617

Net Increase (Decrease) in Net Assets from Operations	$227,283,004

See accompanying notes to financial statements and statements of the Portfolio.

Statement of Operations	5

SSGA S&P 500 Index Fund

Statements of Changes in Net Assets

	Year Ended 8/31/17	Year Ended 8/31/16

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$29,294,387	$31,455,520
Net realized gain (loss)	88,523,543	390,422,755
Net change in unrealized appreciation/depreciation	109,465,074	(239,009,716)

Net increase (decrease) in net assets resulting from operations	227,283,004	182,868,559

Distributions to Shareholders From:
Net investment income	(28,594,164)	(31,448,592)
Net realized gains	(102,985,326)	(32,493,009)

Total distributions to shareholders	(131,579,490)	(63,941,601)

From Beneficial Interest Transactions:
Proceeds from sale of shares sold	272,460,669	361,036,672
Reinvestment of distributions	129,216,041	60,778,489
Cost of shares redeemed	(444,454,856)	(553,843,557)

Net increase (decrease) in net assets from beneficial interest transactions	(42,778,146)	(132,028,396)

Net increase (decrease) in net assets during the period	52,925,368	(13,101,438)

Net assets at beginning of period	1,518,947,932	1,532,049,370

Net Assets at End of Period	$1,571,873,300	$1,518,947,932

Undistributed (distribution in excess of) net investment income (loss)	$8,853,843	$6,173,313

Shares of Beneficial Interest:
Shares sold	7,971,017	11,468,991
Reinvestment of distributions	3,889,147	1,945,044
Shares redeemed	(13,048,670)	(17,337,506)

Net increase (decrease)	(1,188,506)	(3,923,471)

See accompanying notes to financial statements and statements of the Portfolio.

6	Statements of Changes in Net Assets

SSGA S&P 500 Index Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Year Ended 8/31/17		Year Ended 8/31/16		Year Ended 8/31/15		Year Ended 8/31/14(b)	Year Ended 8/31/13(b)
Net asset value, beginning of period	$33.85		$31.40		$32.23		$26.57	$23.18

Income (loss) from investment operations:
Net investment income (loss)(c)	0.66	(d)(e)	0.66	(d)	0.61	(e)	0.56	0.52
Net realized and unrealized gain (loss)	4.47		3.10		(0.46)		5.96	3.67

Total from investment operations	5.13		3.76		0.15		6.52	4.19

Distributions to shareholders from:
Net investment income	(0.64)		(0.65)		(0.60)		(0.54)	(0.50)
Net realized gains	(2.35)		(0.66)		(0.38)		(0.32)	(0.30)

Total distributions	(2.99)		(1.31)		(0.98)		(0.86)	(0.80)

Net asset value, end of period	$35.99		$33.85		$31.40		$32.23	$26.57

Total return(f)	16.06%		12.38%		0.36%		24.98%	18.54%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,571,873		$1,518,948		$1,532,049		$1,508,573	$1,221,928
Ratios to average net assets:
Total expenses	0.20%		0.20%		0.16%		0.15%	0.17%
Net expenses	0.16	%(d)(e)	0.15	%(d)(e)	0.16	%(e)	0.15%	0.17%
Net investment income (loss)	1.91	%(d)(e)	2.03	%(d)(e)	1.88	%(e)	1.88%	2.08%
Portfolio turnover rate(g)	3%		6%		2%		2%	2%

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.
(b)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(c)	Average daily shares outstanding were used for this calculation.
(d)	Reflects amounts waived and/or reimbursed by the investment adviser.
(e)	Reflects amounts waived by the administrator.
(f)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(g)	Portfolio turnover rate is from the Portfolio.

See accompanying notes to financial statements and statements of the Portfolio.

Financial Highlights	7

SSGA Funds

SSGA S&P 500 Index Fund

Notes to Financial Statements — August 31, 2017

1.	Organization

The SSGA Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of August 31, 2017, the Trust consists of six (6) series (and corresponding classes, each of which have the same rights and privileges, including voting rights), each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.001 par value. The financial statements herein relate only to the following series (the “Fund”):

Fund	Classes	Commencement of Operations:	Diversification Classification
SSGA S&P 500 Index Fund	Class N	December 30, 1992	Diversified

The Fund is part of a master-feeder structure and invests substantially all of its assets in State Street Equity 500 Index Portfolio (the “Portfolio”), a separate series of the State Street Master Funds. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in net assets of the Portfolio (99.99% at August 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including its Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Fund records its investment in its Portfolio at fair value (net asset value) each business day. The valuation policy of the Portfolio is discussed in Note 2 of the Portfolio’s Notes to Financial Statements, which are attached to this report.

The Portfolio’s investments are valued at fair value each day that the New York Stock Exchange (the “NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments. The summary of the inputs used for the Portfolio, as of August 31, 2017, in valuing the Portfolio’s securities carried at fair value are discussed in Note 2 of the Portfolio’s Notes to Financial Statements.

8	Notes to Financial Statements

SSGA Funds

SSGA S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2017

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from security transactions consist of the Fund’s pro-rata share of its Portfolio’s realized gains and losses. Net investment income consists of the Fund’s pro-rata share of the net investment income of its Portfolio less expenses of the Fund.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and relative net assets of the Fund within the Trust.

The Fund is allocated a pro-rata share of the expense of its Portfolio.

Distributions

Distributions from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

The Fund pays no advisory fee directly to SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), for so long as assets of the Fund are invested in the Portfolio. The Portfolio has entered into an Investment Advisory Agreement with SSGA FM. SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent to the Portfolio. In compensation for SSGA FM’s services as investment adviser and administrator and for State Street’s services as custodian, sub-administrator and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), SSGA FM receives an annual fee accrued daily and paid monthly at a rate of 0.045% of the Portfolio’s average daily net assets.

The Adviser is contractually obligated until December 31, 2017 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses exceed 0.157% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2017 except with the approval of the Fund’s Board. During the period ended August 31, 2017, SSGA FM agreed to waive fees of $507,706.

Administrator, Sub-Administrator, Custodian and Transfer Agent Fees

SSGA FM serves as administrator and State Street, an affiliate of the Adviser, serves as custodian and sub-administrator to the Fund. For its administration services, the Fund pays SSGA FM a fee at an annual rate of 0.05% of its average daily net assets. The fees are accrued daily and paid monthly. SSGA FM has contractually agreed to waive 0.01% of its administration fee. The waiver may not be terminated or modified except with the approval of the Board. For the period ended August 31, 2017, SSGA FM waived fees in the amount of $152,647.

During the period ended August 31, 2017, SSGA FM voluntarily agreed to waive fees of $1,840.

For its services as custodian, the Fund pays State Street an annual fee. SSGA FM pays State Street for its services as sub-administrator.

Boston Financial Data Services (“BFDS”), a wholly owned entity of DST Systems, Inc., serves as transfer agent and dividend disbursing agent to the Fund. Prior to March 31, 2017, BFDS was a joint venture of DST Systems, Inc. and State Street Corporation. For these services, the Fund pays annual account services fees, activity-based fees, and charges related to compliance and regulatory services.

Notes to Financial Statements	9

SSGA Funds

SSGA S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2017

Distribution and Shareholder Servicing Fees

State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Fund. Effective May 1, 2017, the Distributor’s name changed from State Street Global Markets, LLC to State Street Global Advisors Funds Distributors, LLC.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may compensate the Distributor (or others) for services in connection with the distribution of the Fund’s Class N shares and for services provided to shareholders in that class (the “Plan”).

The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of the Fund’s net assets attributable to its Class N shares. In addition to payments under the Plan, the Fund may reimburse the Distributor or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

Additionally, the Board approved a limit of 0.062% on the amount of Rule 12b-1 fees paid to the Distributor.

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Income Tax Information

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for corporate actions, nontaxable dividend adjustments to income, futures contracts, REITs, and wash sale loss deferrals. In addition, the Fund has claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the year ended August 31, 2017 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total

SSGA S&P 500 Index Fund	$29,924,305	$101,655,185	$—	$131,579,490

The tax character of distributions paid during the year ended August 31, 2016 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total

SSGA S&P 500 Index Fund	$31,448,592	$32,493,009	$—	$63,941,601

10	Notes to Financial Statements

SSGA Funds

SSGA S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2017

At August 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total

SSGA S&P 500 Index Fund	$10,935,619	$49,504,923	$787,308,494	$847,749,036

As of August 31, 2017, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

SSGA S&P 500 Index Fund	$786,945,761	$787,308,494	$—	$787,308,494

6.	Risks

Market and Credit Risk

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Notes to Financial Statements	11

SSGA S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of SSGA Funds:

We have audited the accompanying statement of assets and liabilities of SSGA S&P 500 Index Fund (the “Fund”) (one of the portfolios constituting SSGA Funds) as of August 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to September 1, 2014 were audited by another independent registered public accounting firm whose report, dated October 30, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSGA S&P 500 Index Fund (one of the funds constituting SSGA Funds) at August 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 23, 2017

12	Report of Independent Registered Public Accounting Firm

SSGA S&P 500 Index Fund

Other Information — August 31, 2017 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from March 1, 2017 to August 31, 2017.

The table below illustrates your Fund’s cost in two ways:

•

Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
SSGA S&P 500 Index Fund(b)	0.16%	$1,055.70	$0.83	$1,024.40	$0.82

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 365.
(b)	Because the Fund invests all of its assets in the Portfolio, the expense example reflects the net expenses of both the Fund and the Portfolio in which it invests.

Tax Information

Long term capital gains dividends of $108,085,463 were paid by the Fund during the year ended August 31, 2017.

Proxy Voting Policies and Procedures and Record

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities are contained in the Fund’s Statement of Additional Information, which is available (i) without charge, upon request, by calling 1-800-997-7327, (ii) on the Fund’s website at www.ssgafunds.com, (iii) on the SEC’s website at www.sec.gov, or (iv) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Fund voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-800-997-7327 (toll free), or (2) on the website of the SEC at www.sec.gov.

Quarterly Portfolio Schedule

The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedule of investments is available in the Fund’s semi-annual and annual financial statements. The Fund’s Form N-Q is available (i) without charge, upon request, by calling 1-800-997-7327, (ii) on the Fund’s website at www.ssgafunds.com, (iii) on the SEC’s website at www.sec.gov, or (iv) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

Other Information	13

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Other Information — August 31, 2017 (Unaudited), continued

TRUSTEE CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENT1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement between a mutual fund and its investment adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees or its shareholders, and by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the “Board”) of the SSGA Funds (the “Trust”), met in person on April 24-25, 2017 and May 16-17, 2017, including in executive sessions attended by the Independent Trustees, to consider a proposal to approve, with respect to the SSGA S&P 500 Index Fund (the “Fund”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by co-counsel who are independent of the Adviser in connection with their consideration of approval of the Advisory Agreement. Following the April 24-25, 2017 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 16-17, 2017 meeting. The Independent Trustees considered, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent third-party provider of investment company data, which includes for the Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2016, to the performance of an appropriate benchmark constructed by Broadridge Financial Solutions, Inc., the successor to Lipper, Inc. (“Broadridge”), for the Fund (the “Lipper Index”) and a universe of other mutual funds with similar investment objectives and policies (the “Performance Group” and/or the “Performance Universe”);

¡

Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider (the “Expense Group” and/or “Expense Universe”);

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five calendar years; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Fund; and

•	Profitability analyses for (a) the Adviser with respect to the Fund and (b) affiliates of the Adviser that provide services to the Fund (“Affiliated Service Providers”).

[1]

Over the course of many years overseeing the Fund and other investment companies, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustees before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

14	Other Information

SSGA S&P 500 Index Fund

Other Information — August 31, 2017 (Unaudited), continued

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser, including its investment strategies and processes;

•	Information concerning the allocation of brokerage; and

•	Information regarding the procedures and processes used to value the assets of the Fund.

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolio of the Fund;

•	Information relating to compliance with and the administration of each Code of Ethics adopted by the Adviser;

•	A copy of the Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Fund and its service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Fund;

•

A description of the adequacy and sophistication of the Adviser’s technology and systems with respect to investment and administrative matters and a description of any material improvements or changes in technology or systems in the past year;

•	A description of the business continuity and disaster recovery plans of the Adviser; and

•	Information regarding the Adviser’s risk management processes.

Other Relevant Information

•	Information concerning the nature, extent, quality and cost of services provided to the Fund by SSGA FM in its capacity as the Fund’s administrator (the “Administrator”);

•

Information concerning the nature, extent, quality and cost of various non-investment management services provided to the Fund by affiliates of the Adviser, including the custodian, sub-administrator, fund accountant and securities lending agent of the Fund, and the role of the Adviser in managing the Fund’s relationship with these service providers;

•	Copies of the Advisory Agreement and agreements with other service providers of the Fund;

•

Draft responses to a letter from Joseph P. Barri, LLC, co-counsel along with the law firm of Sullivan & Worcester LLP (together, “Independent Counsel”) to the Independent Trustees, reviewed prior to such date by Independent Counsel, requesting specific information from each of:

¡

SSGA FM, in its capacity as the Fund’s Adviser and Administrator, with respect to its operations relating to the Fund and its approximate profit margins before taxes from such operations for the calendar year ended December 31, 2016; and the relevant operations of other affiliated service providers to the Fund, together with their approximate profit margins from such relevant operations for the calendar year ended December 31, 2016;

¡

State Street Bank and Trust Company (“State Street”), the sub-administrator, custodian, securities lending agent, and shareholder servicer for the Fund, with respect to its operations relating to the Fund; and

¡

State Street Global Advisors Funds Distributors, LLC, the principal underwriter and distributor of the shares of the Fund (the “Distributor”), with respect to its operations relating to the Fund, together with the Fund’s related distribution plans and arrangements under Rule 12b-1 of the 1940 Act;

•

Information from SSGA FM, State Street and the Distributor with respect to the Trust providing any material changes to the previous information supplied in response to the letter from Joseph P. Barri, LLC prior to the executive sessions of the Board on May 16-17, 2017;

•	Materials provided by Broadridge, circulated to the Independent Trustees and to Independent Counsel, with respect to the Fund for which such materials were then available; and

Other Information	15

SSGA S&P 500 Index Fund

Other Information — August 31, 2017 (Unaudited), continued

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Fund throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Fund and the investment strategies used in pursuing the Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on May 16-17, 2017 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement effective June 1, 2017, for an additional year with respect to the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various funds that invest primarily in equity securities. The Board considered the extensive experience and resources committed by the Adviser to risk management, including with respect to investment risk, liquidity risk, operational risk, counterparty risk and model risk. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of SSGA FM and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring the Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide high quality investment management and related services for the Fund.

Fund Performance

The Board compared the Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2016. For purposes of these comparisons the Independent Trustees relied extensively on the Performance Group, Performance Universe and Lipper Index and the analyses of the related data provided by Broadridge. Among other information, the Board considered the following performance information in its evaluation of the Fund:

SSGA S&P 500 Index Fund. The Board considered that the Fund’s performance was above the medians of its Performance Group and Performance Universe and above its Lipper Index for the 1-, 3-, 5- and 10- year periods.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory by comparison to the performance of its Performance Group, Performance Universe or Lipper Index.

16	Other Information

SSGA S&P 500 Index Fund

Other Information — August 31, 2017 (Unaudited), continued

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by the Fund and actual fees paid by the Fund, net of waivers. As part of its review, the Board considered the Fund’s management fee and total expense ratio, including the portion attributable to administrative services provided by SSGA FM (both before and after giving effect to any expense caps), as compared to its Expense Group and Expense Universe, as constructed by Broadridge, and the related Broadridge analysis for the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of the Fund to limit the total expenses borne by shareholders of the Fund. Among other information, the Board considered the following expense information in its evaluation of the Fund:

SSGA S&P 500 Index Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of the Fund compare favorably to the fees and expenses of the Expense Group and Expense Universe and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to the Fund and to all funds within the fund complex. The Board considered other direct and indirect benefits received by SSGA FM and Affiliated Service Providers in connection with their relationships with the Fund, together with the profitability of each of the Affiliated Service Providers with respect to their services to the Fund and/or fund complex. The Board also considered the various risks borne by SSGA FM and State Street in connection with their various roles in servicing the Trust, including enterprise, litigation, business, operational and entrepreneurial risk. The Board noted that the Adviser does not currently have “soft dollar” arrangements in effect for trading the Fund’s investments.

The Board concluded that the profitability of the Adviser with respect to the Fund, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Fund, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the fund complex, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and fund complex increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of the Fund or the fund complex taken as a whole. The Board concluded that, in light of the current size of the Fund and the fund complex, the level of profitability of the Adviser and its affiliates with respect to the Fund and the fund complex over various time periods, and the comparative management fee and expense ratio of the Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Fund to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for the Fund at this time.

Conclusions

In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement.

Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of the Fund and its shareholders, and (2) the rates payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

Other Information	17

SSGA S&P 500 Index Fund

Other Information — August 31, 2017 (Unaudited), continued

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	70	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.

Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	76	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1988	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc.; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	76

18	Other Information

SSGA S&P 500 Index Fund

Other Information — August 31, 2017 (Unaudited), continued

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	76	1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare

Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chair of the Qualified Legal and Compliance Committee and Co-Chair of the Governance Committee	Term: Indefinite Elected: 1/14	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	76	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).

Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	70

Other Information	19

SSGA S&P 500 Index Fund

Other Information — August 31, 2017 (Unaudited), continued

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007); Executive Vice President and Global Head of Technology and Operations, JP Morgan Chase (2017 – present).	76

Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 –2016).	76
INTERESTED TRUSTEE(1)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected: 1/14	Chairman and Director, SSGA Funds Management, Inc. (2005 – present); Executive Vice President, State Street Global Advisors (2012 – present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017 – present); Director, State Street Global Markets, LLC (2013 – April 2017); President, SSGA Funds Management, Inc. (2005 – 2012); Principal, State Street Global Advisors (2000-2005).	244	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

(1)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

The following lists the principal officers for SSGA Funds and the State Street Master Funds, as well as their mailing addresses and ages, positions with the Trusts and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present); Director, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).*

20	Other Information

SSGA S&P 500 Index Fund

Other Information — August 31, 2017 (Unaudited), continued

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).

Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*

Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 –November 2014).*

Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

Arthur A. Jensen SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Elected: 9/17	Vice President at State Street Global Advisors since July 2016; Deputy Treasurer of Elfun Funds since July 2016; Treasurer of State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc. and GE Retirement Savings Plan Funds since June 2011; Treasurer of Elfun Funds from June 2011 to July 2016; Mutual Funds Controller of GE Asset Management Incorporated from April 2011 to July 2016.

Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 – July 2012).

Other Information	21

SSGA S&P 500 Index Fund

Other Information — August 31, 2017 (Unaudited), continued

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*

Daniel G. Plourde SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1980	Assistant Treasurer	Term: Indefinite Elected: 5/17	Assistant Vice President, SSGA Funds Management, Inc. (May 2015 – present); Officer, State Street Bank and Trust Company (March 2009 – May 2015).

Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1973	Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).

Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111-2900 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).

Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111-2900 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

22	Other Information

SSGA S&P 500 Index Fund

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

(800) 997-7327

Trustees

Michael F. Holland

Michael A. Jessee

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Distributor

State Street Global Advisors Funds Distributors, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Distributor:    State Street Global Advisors Funds Distributors, LLC member FINRA, SIPC, an indirect wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSGA Funds pay State Street Bank and Trust Company for its services as custodian and shareholder servicing agent and pay SSGA Funds Management, Inc. for investment advisory and administrator services.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

IBG-25034	SSGASPFDAR

August 31, 2017

State Street Master Funds

State Street Equity 500 Index Portfolio

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-800-997-7327. Please read the offering document carefully before investing in the Portfolio.

State Street Master Funds

State Street Equity 500 Index Portfolio

August 31, 2017 (Unaudited)

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-800-997-7327. Please read the offering document carefully before investing in the Portfolio.

State Street Equity 500 Index Portfolio

Portfolio Statistics (Unaudited)

Portfolio Composition*	August 31, 2017
Common Stocks	98.0%
Short-Term Investments	1.7
Other Assets in Excess of Liabilities	0.3

Total	100.0%

Top Five Sectors (excluding short-term investments)*	August 31, 2017
Information Technology	23.0%
Health Care	14.4
Financials	13.9
Consumer Discretionary	11.8
Industrials	9.9

Total	73.0%

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

See accompanying notes to schedule of investments.

State Street Equity 500 Index Portfolio	1

State Street Equity 500 Index Portfolio

Schedule of Investments — August 31, 2017 (Unaudited)

Security Description	Shares	Value

Common Stocks - 98.0%
Consumer Discretionary - 11.8%
Advance Auto Parts, Inc.	5,500	$538,450
Amazon.com, Inc. (a)	28,902	28,341,301
AutoZone, Inc. (a)	2,188	1,156,227
Best Buy Co., Inc.	19,913	1,080,479
BorgWarner, Inc.	13,223	613,679
CarMax, Inc. (a)	13,197	886,179
Carnival Corp.	29,749	2,066,960
CBS Corp. Class B	25,793	1,652,300
Charter Communications, Inc. Class A (a)	15,800	6,296,932
Chipotle Mexican Grill, Inc. (a)(b)	2,214	701,196
Coach, Inc.	19,000	792,300
Comcast Corp. Class A	345,330	14,023,851
D.R. Horton, Inc.	26,179	946,371
Darden Restaurants, Inc.	8,117	666,324
Delphi Automotive PLC	20,081	1,935,808
Discovery Communications, Inc. Class A (a)(b)	12,597	279,779
Discovery Communications, Inc. Class C (a)	13,397	281,471
DISH Network Corp. Class A (a)	17,000	973,930
Dollar General Corp.	19,287	1,399,465
Dollar Tree, Inc. (a)	17,482	1,392,266
Expedia, Inc.	9,323	1,383,160
Foot Locker, Inc.	10,100	355,823
Ford Motor Co.	281,260	3,102,298
Gap, Inc.	15,364	362,898
Garmin, Ltd. (b)	9,160	471,740
General Motors Co.	99,577	3,638,544
Genuine Parts Co.	10,920	904,504
Goodyear Tire & Rubber Co.	19,613	594,274
H&R Block, Inc.	16,351	437,226
Hanesbrands, Inc. (b)	23,400	567,684
Harley-Davidson, Inc. (b)	12,385	582,219
Hasbro, Inc.	7,628	749,451
Hilton Worldwide Holdings, Inc.	13,700	881,321
Home Depot, Inc.	87,510	13,115,124
Interpublic Group of Cos., Inc.	31,928	643,030
Kohl’s Corp. (b)	12,388	492,795
L Brands, Inc.	17,746	642,760
Leggett & Platt, Inc.	9,844	452,529
Lennar Corp. Class A	15,425	798,398
LKQ Corp. (a)	20,800	720,720
Lowe’s Cos., Inc.	63,412	4,685,513
Macy’s, Inc.	24,361	505,978
Marriott International, Inc. Class A	22,652	2,346,294
Mattel, Inc. (b)	27,743	449,991
McDonald’s Corp.	59,815	9,568,606
MGM Resorts International	35,300	1,163,488
Michael Kors Holdings, Ltd. (a)	11,686	493,383
Mohawk Industries, Inc. (a)	4,569	1,156,505
Netflix, Inc. (a)	31,196	5,450,253

Security Description	Shares	Value
Newell Brands, Inc.	34,450	$1,663,246
News Corp. Class A	28,814	385,243
News Corp. Class B	7,500	102,750
NIKE, Inc. Class B	97,602	5,154,362
Nordstrom, Inc. (b)	7,756	346,073
O’Reilly Automotive, Inc. (a)	6,520	1,278,768
Omnicom Group, Inc.	17,450	1,263,031
Priceline Group, Inc. (a)	3,608	6,682,305
PulteGroup, Inc.	22,543	582,060
PVH Corp.	6,051	761,760
Ralph Lauren Corp.	4,136	363,513
Ross Stores, Inc.	27,244	1,592,412
Royal Caribbean Cruises, Ltd.	12,800	1,593,088
Scripps Networks Interactive, Inc. Class A	6,863	587,816
Signet Jewelers, Ltd. (b)	5,100	321,657
Staples, Inc.	40,834	417,119
Starbucks Corp.	106,192	5,825,693
Target Corp.	38,944	2,123,616
Tiffany & Co.	8,481	775,163
Time Warner, Inc.	56,380	5,700,018
TJX Cos., Inc.	46,275	3,345,682
Tractor Supply Co.	9,774	581,651
TripAdvisor, Inc. (a)(b)	9,015	385,211
Twenty-First Century Fox, Inc. Class A	77,109	2,127,437
Twenty-First Century Fox, Inc. Class B	34,400	932,240
Ulta Salon Cosmetics & Fragrance, Inc. (a)	4,400	972,444
Under Armour, Inc. Class A (a)(b)	14,376	232,172
Under Armour, Inc. Class C (a)(b)	14,478	218,618
VF Corp. (b)	24,428	1,535,788
Viacom, Inc. Class B	24,341	696,153
Walt Disney Co.	105,893	10,716,372
Whirlpool Corp.	5,659	971,198
Wyndham Worldwide Corp.	7,746	772,121
Wynn Resorts, Ltd.	5,859	814,342
Yum! Brands, Inc.	23,890	1,835,230

		186,398,129

Consumer Staples - 8.3%
Altria Group, Inc.	139,570	8,848,738
Archer-Daniels-Midland Co.	39,892	1,648,337
British American Tobacco PLC ADR	1	62
Brown-Forman Corp. Class B	12,022	637,647
Campbell Soup Co.	14,083	650,635
Church & Dwight Co., Inc.	17,800	893,026
Clorox Co.	9,479	1,313,126
Coca-Cola Co.	281,222	12,809,662
Colgate-Palmolive Co.	64,579	4,626,440
Conagra Brands, Inc.	30,951	1,004,669
Constellation Brands, Inc. Class A	12,276	2,456,428

See accompanying notes to schedule of investments.

2	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Schedule of Investments, continued — August 31, 2017 (Unaudited)

Security Description	Shares	Value

Costco Wholesale Corp.	31,934	$5,005,335
Coty, Inc. Class A (b)	37,840	627,387
CVS Health Corp.	74,727	5,779,386
Dr. Pepper Snapple Group, Inc.	13,903	1,265,868
Estee Lauder Cos., Inc. Class A	16,363	1,750,677
General Mills, Inc.	43,222	2,302,004
Hershey Co.	10,415	1,092,742
Hormel Foods Corp. (b)	21,098	648,553
J.M. Smucker Co.	8,855	927,650
Kellogg Co.	17,307	1,132,916
Kimberly-Clark Corp.	26,273	3,239,198
Kraft Heinz Co.	43,451	3,508,668
Kroger Co.	63,510	1,388,964
McCormick & Co., Inc.	8,061	766,843
Molson Coors Brewing Co. Class B	13,609	1,221,408
Mondelez International, Inc. Class A	112,194	4,561,808
Monster Beverage Corp. (a)	30,087	1,679,456
PepsiCo, Inc.	104,538	12,098,183
Philip Morris International, Inc.	113,687	13,293,421
Procter & Gamble Co.	185,613	17,126,512
Sysco Corp.	35,635	1,876,895
Tyson Foods, Inc. Class A	21,491	1,360,380
Wal-Mart Stores, Inc.	107,699	8,408,061
Walgreens Boots Alliance, Inc.	62,413	5,086,659

		131,037,744

Energy - 5.5%
Anadarko Petroleum Corp.	41,744	1,708,582
Andeavor	10,249	1,026,437
Apache Corp. (b)	29,270	1,136,847
Baker Hughes a GE Co.	30,594	1,037,137
Cabot Oil & Gas Corp.	33,722	861,597
Chesapeake Energy Corp. (a)(b)	45,894	167,054
Chevron Corp.	138,334	14,887,505
Cimarex Energy Co.	6,942	692,048
Concho Resources, Inc. (a)	11,100	1,231,767
ConocoPhillips	89,503	3,907,701
Devon Energy Corp.	38,850	1,219,890
EOG Resources, Inc.	41,463	3,523,940
EQT Corp.	12,543	781,931
Exxon Mobil Corp.	308,672	23,560,934
Halliburton Co.	62,267	2,426,545
Helmerich & Payne, Inc. (b)	7,974	337,619
Hess Corp.	20,244	787,492
Kinder Morgan, Inc.	140,676	2,719,267
Marathon Oil Corp.	65,189	724,902
Marathon Petroleum Corp.	36,502	1,914,530
National Oilwell Varco, Inc. (b)	26,341	807,878
Newfield Exploration Co. (a)	15,685	409,849
Noble Energy, Inc.	32,895	781,914
Occidental Petroleum Corp.	54,635	3,261,709
ONEOK, Inc.	27,904	1,511,281
Phillips 66	31,192	2,614,202

Security Description	Shares	Value
Pioneer Natural Resources Co.	12,724	$1,649,667
Range Resources Corp.	14,541	252,432
Schlumberger, Ltd.	101,793	6,464,873
TechnipFMC PLC (a)	36,209	935,278
Valero Energy Corp.	32,486	2,212,297
Williams Cos., Inc.	57,910	1,721,664

		87,276,769

Financials - 13.9%
Affiliated Managers Group, Inc.	4,276	755,526
Aflac, Inc.	28,237	2,330,964
Allstate Corp.	26,167	2,368,114
American Express Co.	55,552	4,783,027
American International Group, Inc.	63,532	3,842,415
Ameriprise Financial, Inc.	10,563	1,463,081
Aon PLC	19,582	2,725,031
Arthur J Gallagher & Co.	12,000	694,800
Assurant, Inc.	3,946	373,647
Bank of America Corp.	722,166	17,252,546
Bank of New York Mellon Corp.	75,791	3,962,354
BB&T Corp.	60,639	2,794,852
Berkshire Hathaway, Inc. Class B (a)	138,319	25,057,870
BlackRock, Inc.	8,918	3,736,731
Brighthouse Financial, Inc. (a)	7,075	403,770
Capital One Financial Corp.	36,068	2,871,373
CBOE Holdings, Inc.	6,800	686,052
Charles Schwab Corp.	87,389	3,486,821
Chubb, Ltd.	33,741	4,771,652
Cincinnati Financial Corp.	11,705	899,412
Citigroup, Inc.	201,393	13,700,766
Citizens Financial Group, Inc.	38,900	1,288,757
CME Group, Inc.	24,392	3,068,514
Comerica, Inc.	13,017	888,410
Discover Financial Services	27,677	1,631,559
E*TRADE Financial Corp. (a)	20,489	840,254
Everest Re Group, Ltd.	2,700	681,696
Fifth Third Bancorp	51,854	1,354,945
Franklin Resources, Inc.	26,151	1,130,508
Goldman Sachs Group, Inc.	26,988	6,038,295
Hartford Financial Services Group, Inc.	27,930	1,510,175
Huntington Bancshares, Inc.	75,965	956,399
Intercontinental Exchange, Inc.	42,225	2,730,691
Invesco, Ltd.	28,289	927,313
JPMorgan Chase & Co.	258,772	23,519,787
KeyCorp	82,179	1,414,301
Leucadia National Corp.	23,809	563,797
Lincoln National Corp.	16,710	1,133,941
Loews Corp.	20,312	946,133
M&T Bank Corp.	10,834	1,601,915
Marsh & McLennan Cos., Inc.	37,434	2,922,847
MetLife, Inc.	77,826	3,644,592
Moody’s Corp.	12,234	1,639,723
Morgan Stanley	104,255	4,743,603

See accompanying notes to schedule of investments.

State Street Equity 500 Index Portfolio	3

State Street Equity 500 Index Portfolio

Schedule of Investments, continued — August 31, 2017 (Unaudited)

Security Description	Shares	Value

Nasdaq, Inc.	9,225	$695,381
Navient Corp.	16,541	218,341
Northern Trust Corp.	16,510	1,461,135
People’s United Financial, Inc.	22,434	374,648
PNC Financial Services Group, Inc.	35,142	4,407,158
Principal Financial Group, Inc.	18,426	1,151,994
Progressive Corp.	40,852	1,898,801
Prudential Financial, Inc.	30,737	3,137,633
Raymond James Financial, Inc.	9,600	751,872
Regions Financial Corp.	86,943	1,226,766
S&P Global, Inc.	18,798	2,901,095
State Street Corp. (c)	25,847	2,390,589
SunTrust Banks, Inc.	34,882	1,921,998
Synchrony Financial	55,271	1,701,794
T Rowe Price Group, Inc.	16,720	1,410,499
Torchmark Corp.	8,384	645,316
Travelers Cos., Inc.	20,598	2,496,066
Unum Group	17,324	834,670
US Bancorp	116,830	5,987,538
Wells Fargo & Co.	327,246	16,712,453
Willis Towers Watson PLC	9,479	1,407,347
XL Group, Ltd.	20,520	840,499
Zions Bancorp	15,258	666,164

		219,378,716

Health Care - 14.4%
Abbott Laboratories	125,749	6,405,654
AbbVie, Inc.	116,363	8,762,134
Aetna, Inc.	23,915	3,771,396
Agilent Technologies, Inc.	22,475	1,454,582
Alexion Pharmaceuticals, Inc. (a)	15,927	2,268,164
Align Technology, Inc. (a)	5,000	883,700
Allergan PLC	24,426	5,605,278
AmerisourceBergen Corp.	12,552	1,007,298
Amgen, Inc.	53,791	9,562,426
Anthem, Inc.	19,319	3,787,297
Baxter International, Inc.	36,370	2,256,395
Becton Dickinson and Co.	16,604	3,311,502
Biogen, Inc. (a)	15,747	4,984,870
Boston Scientific Corp. (a)	101,577	2,798,446
Bristol-Myers Squibb Co.	119,812	7,246,230
C.R. Bard, Inc.	5,462	1,752,264
Cardinal Health, Inc.	23,924	1,613,913
Celgene Corp. (a)	56,765	7,886,361
Centene Corp. (a)	11,700	1,039,545
Cerner Corp. (a)	22,263	1,508,986
Cigna Corp.	18,311	3,333,701
Cooper Cos., Inc.	3,300	827,739
Danaher Corp.	43,678	3,643,619
DaVita, Inc. (a)	11,472	671,800
DENTSPLY SIRONA, Inc.	17,366	982,395
Edwards Lifesciences Corp. (a)	15,790	1,794,691
Eli Lilly & Co.	71,257	5,792,482
Envision Healthcare Corp. (a)	9,118	477,874

Security Description	Shares	Value
Express Scripts Holding Co. (a)	43,847	$2,754,469
Gilead Sciences, Inc.	94,246	7,889,333
HCA Healthcare, Inc. (a)	20,400	1,604,664
Henry Schein, Inc. (a)	5,500	955,240
Hologic, Inc. (a)	22,100	853,060
Humana, Inc.	10,217	2,632,104
IDEXX Laboratories, Inc. (a)	6,100	948,123
Illumina, Inc. (a)	10,900	2,228,614
Incyte Corp. (a)	11,900	1,635,179
Intuitive Surgical, Inc. (a)	2,652	2,664,385
Johnson & Johnson	196,241	25,976,421
Laboratory Corp. of America Holdings (a)	7,447	1,168,211
McKesson Corp.	15,831	2,363,727
Medtronic PLC	99,804	8,046,198
Merck & Co., Inc.	199,998	12,771,872
Mettler-Toledo International, Inc. (a)	1,800	1,089,162
Mylan NV (a)	33,907	1,067,392
Patterson Cos., Inc. (b)	6,459	248,672
PerkinElmer, Inc.	7,032	471,074
Perrigo Co. PLC	9,814	774,913
Pfizer, Inc.	434,948	14,753,436
Quest Diagnostics, Inc.	10,158	1,100,619
Quintiles IMS Holdings, Inc. (a)	10,000	960,300
Regeneron Pharmaceuticals, Inc. (a)	5,658	2,811,460
ResMed, Inc. (b)	10,400	806,832
Stryker Corp.	22,395	3,165,981
Thermo Fisher Scientific, Inc.	28,612	5,354,450
UnitedHealth Group, Inc.	70,322	13,987,046
Universal Health Services, Inc. Class B	6,800	735,284
Varian Medical Systems, Inc. (a)	6,031	640,794
Vertex Pharmaceuticals, Inc. (a)	18,348	2,945,588
Waters Corp. (a)	6,215	1,140,328
Zimmer Biomet Holdings, Inc.	14,827	1,694,281
Zoetis, Inc.	36,628	2,296,576

		225,966,530

Industrials - 9.9%
3M Co.	43,543	8,896,706
Acuity Brands, Inc.	3,000	530,370
Alaska Air Group, Inc.	9,000	671,940
Allegion PLC	7,537	593,237
American Airlines Group, Inc.	34,700	1,552,478
AMETEK, Inc.	15,701	993,088
AO Smith Corp.	10,800	601,452
Arconic, Inc.	33,663	857,397
Boeing Co.	40,924	9,807,846
C.H. Robinson Worldwide, Inc. (b)	9,582	676,777
Caterpillar, Inc.	42,455	4,988,038
Cintas Corp.	5,722	772,527
CSX Corp.	68,559	3,441,662

See accompanying notes to schedule of investments.

4	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Schedule of Investments, continued — August 31, 2017 (Unaudited)

Security Description	Shares	Value

Cummins, Inc.	10,744	$1,712,379
Deere & Co.	21,754	2,521,941
Delta Air Lines, Inc.	53,666	2,532,499
Dover Corp.	10,545	895,060
Eaton Corp. PLC	32,399	2,324,952
Emerson Electric Co.	45,969	2,714,010
Equifax, Inc.	8,395	1,196,036
Expeditors International of Washington, Inc.	11,844	664,448
Fastenal Co.	20,242	863,726
FedEx Corp.	17,950	3,848,121
Flowserve Corp.	9,555	375,320
Fluor Corp.	10,956	422,573
Fortive Corp.	22,139	1,438,371
Fortune Brands Home & Security, Inc.	10,100	631,553
General Dynamics Corp.	20,589	4,145,595
General Electric Co.	631,649	15,506,983
Honeywell International, Inc.	55,903	7,729,708
IHS Markit, Ltd. (a)	23,400	1,096,056
Illinois Tool Works, Inc.	23,071	3,172,493
Ingersoll-Rand PLC	19,016	1,623,776
Jacobs Engineering Group, Inc.	9,657	526,210
JB Hunt Transport Services, Inc.	5,500	543,895
Johnson Controls International PLC	68,593	2,715,597
Kansas City Southern	7,004	724,424
L3 Technologies, Inc.	5,365	973,640
Lockheed Martin Corp.	17,890	5,463,427
Masco Corp.	21,639	795,666
Nielsen Holdings PLC	23,375	908,119
Norfolk Southern Corp.	20,768	2,502,959
Northrop Grumman Corp.	12,586	3,426,035
PACCAR, Inc.	26,035	1,726,902
Parker-Hannifin Corp.	10,114	1,627,241
Pentair PLC	11,791	731,632
Quanta Services, Inc. (a)	11,593	416,536
Raytheon Co.	20,936	3,810,561
Republic Services, Inc.	15,814	1,031,705
Robert Half International, Inc.	9,374	424,642
Rockwell Automation, Inc.	9,379	1,538,719
Rockwell Collins, Inc.	12,100	1,585,705
Roper Technologies, Inc.	7,535	1,738,023
Snap-on, Inc. (b)	4,572	674,690
Southwest Airlines Co.	44,027	2,295,568
Stanley Black & Decker, Inc.	11,650	1,677,600
Stericycle, Inc. (a)	6,604	474,762
Textron, Inc.	20,506	1,006,640
TransDigm Group, Inc. (b)	3,400	886,244
Union Pacific Corp.	58,538	6,164,051
United Continental Holdings, Inc. (a)	20,100	1,245,396
United Parcel Service, Inc. Class B	50,155	5,735,726
United Rentals, Inc. (a)	6,100	720,166
United Technologies Corp.	54,627	6,539,944
Verisk Analytics, Inc. (a)	10,300	834,815

Security Description	Shares	Value
W.W. Grainger, Inc. (b)	4,012	$652,231
Waste Management, Inc.	28,604	2,205,654
Xylem, Inc.	14,134	877,297

		155,001,540

Information Technology - 23.0%
Accenture PLC Class A	45,282	5,921,074
Activision Blizzard, Inc.	50,900	3,337,004
Adobe Systems, Inc. (a)	36,013	5,587,777
Advanced Micro Devices, Inc. (a)(b)	57,800	751,400
Akamai Technologies, Inc. (a)	12,634	595,693
Alliance Data Systems Corp.	4,204	948,002
Alphabet, Inc. Class A (a)	21,623	20,655,155
Alphabet, Inc. Class C (a)	21,645	20,331,798
Amphenol Corp. Class A	22,880	1,851,907
Analog Devices, Inc.	25,870	2,164,543
ANSYS, Inc. (a)	5,600	721,392
Apple, Inc.	379,564	62,248,496
Applied Materials, Inc.	77,053	3,476,631
Autodesk, Inc. (a)	14,370	1,644,790
Automatic Data Processing, Inc.	32,165	3,424,608
Broadcom, Ltd.	29,235	7,369,266
CA, Inc.	24,759	821,504
Cars.com, Inc. (a)	1	26
Cisco Systems, Inc.	362,029	11,660,954
Citrix Systems, Inc. (a)	11,478	897,694
Cognizant Technology Solutions Corp. Class A	42,227	2,988,405
Corning, Inc.	66,550	1,913,978
CSRA, Inc.	9,732	306,655
DXC Technology Co.	21,191	1,801,235
eBay, Inc. (a)	75,358	2,722,685
Electronic Arts, Inc. (a)	23,121	2,809,202
F5 Networks, Inc. (a)	5,059	603,943
Facebook, Inc. Class A (a)	171,807	29,545,650
Fidelity National Information Services, Inc.	24,386	2,265,947
Fiserv, Inc. (a)	15,142	1,873,217
FLIR Systems, Inc.	11,839	449,882
Gartner, Inc. (a)	6,700	807,953
Global Payments, Inc.	11,275	1,076,650
Harris Corp.	8,598	1,056,694
Hewlett Packard Enterprise Co.	124,463	2,247,802
HP, Inc.	120,363	2,296,526
Intel Corp.	341,920	11,991,134
International Business Machines Corp.	62,247	8,903,188
Intuit, Inc.	17,326	2,450,763
Juniper Networks, Inc.	27,844	772,114
KLA-Tencor Corp.	11,473	1,074,905
Lam Research Corp.	11,581	1,922,214
Mastercard, Inc. Class A	68,249	9,097,592
Microchip Technology, Inc. (b)	16,206	1,406,681

See accompanying notes to schedule of investments.

State Street Equity 500 Index Portfolio	5

State Street Equity 500 Index Portfolio

Schedule of Investments, continued — August 31, 2017 (Unaudited)

Security Description	Shares	Value

Micron Technology, Inc. (a)	74,428	$2,379,463
Microsoft Corp.	563,077	42,101,267
Motorola Solutions, Inc.	12,428	1,095,155
NetApp, Inc.	19,943	770,996
NVIDIA Corp.	42,912	7,271,009
Oracle Corp.	217,970	10,970,430
Paychex, Inc.	23,831	1,359,082
PayPal Holdings, Inc. (a)	80,758	4,981,154
Qorvo, Inc. (a)	9,800	717,556
QUALCOMM, Inc.	108,385	5,665,284
Red Hat, Inc. (a)	12,530	1,346,975
salesforce.com, Inc. (a)	49,005	4,679,488
Seagate Technology PLC	22,976	724,433
Skyworks Solutions, Inc.	13,600	1,432,896
Symantec Corp.	45,903	1,376,172
Synopsys, Inc. (a)	11,300	908,746
TE Connectivity, Ltd.	26,449	2,105,340
Texas Instruments, Inc.	73,306	6,071,203
Total System Services, Inc.	10,899	753,339
VeriSign, Inc. (a)(b)	6,920	717,950
Visa, Inc. Class A	135,040	13,979,341
Western Digital Corp.	21,706	1,915,989
Western Union Co.	37,340	706,473
Xerox Corp.	15,823	510,608
Xilinx, Inc. (b)	18,542	1,224,885

		362,559,963

Materials - 2.9%
Air Products & Chemicals, Inc.	16,207	2,356,012
Albemarle Corp. (b)	8,400	976,584
Avery Dennison Corp.	6,518	614,387
Ball Corp.	25,716	1,028,383
CF Industries Holdings, Inc.	16,730	485,003
Dow Chemical Co.	81,690	5,444,638
E.I. du Pont de Nemours & Co.	63,294	5,312,265
Eastman Chemical Co.	10,672	919,926
Ecolab, Inc.	18,665	2,488,044
FMC Corp.	10,522	907,207
Freeport-McMoRan, Inc. (a)	99,564	1,471,556
International Flavors & Fragrances, Inc.	5,880	804,678
International Paper Co.	30,508	1,643,466
LyondellBasell Industries NV Class A	24,252	2,196,989
Martin Marietta Materials, Inc.	4,855	1,029,211
Monsanto Co.	31,494	3,691,097
Mosaic Co.	27,716	553,766
Newmont Mining Corp.	36,973	1,417,545
Nucor Corp.	21,906	1,207,240
Packaging Corp. of America	6,900	775,629
PPG Industries, Inc.	18,988	1,980,828
Praxair, Inc.	20,800	2,736,032
Sealed Air Corp.	15,169	673,200
Sherwin-Williams Co.	6,087	2,065,136

Security Description	Shares	Value
Vulcan Materials Co.	9,790	$1,187,135
WestRock Co.	19,148	1,089,713

		45,055,670

Real Estate - 3.0%
Alexandria Real Estate Equities, Inc. REIT	6,700	812,777
American Tower Corp. REIT	30,582	4,527,665
Apartment Investment & Management Co. Class A REIT	11,865	537,840
AvalonBay Communities, Inc. REIT	9,729	1,826,425
Boston Properties, Inc. REIT	11,421	1,377,373
CBRE Group, Inc. Class A (a)	21,708	783,225
Crown Castle International Corp. REIT	28,242	3,062,562
Digital Realty Trust, Inc. REIT	12,000	1,420,080
Duke Realty Corp. REIT	26,000	772,720
Equinix, Inc. REIT	5,738	2,687,737
Equity Residential REIT	27,038	1,815,602
Essex Property Trust, Inc. REIT	4,455	1,184,896
Extra Space Storage, Inc. REIT	9,500	737,485
Federal Realty Investment Trust REIT	5,400	685,422
GGP, Inc. REIT	42,942	891,046
HCP, Inc. REIT	32,677	974,101
Host Hotels & Resorts, Inc. REIT	54,259	983,173
Iron Mountain, Inc. REIT	18,074	712,477
Kimco Realty Corp. REIT	32,916	645,812
Macerich Co. REIT	8,645	456,197
Mid-America Apartment Communities, Inc. REIT	8,800	936,848
Prologis, Inc. REIT	39,347	2,493,026
Public Storage REIT	11,152	2,289,952
Realty Income Corp. REIT (b)	19,800	1,139,688
Regency Centers Corp. REIT	10,899	701,024
SBA Communications Corp. REIT (a)	8,800	1,351,240
Simon Property Group, Inc. REIT	22,535	3,534,615
SL Green Realty Corp. REIT	8,000	771,040
UDR, Inc. REIT	20,100	780,282
Ventas, Inc. REIT	26,803	1,834,397
Vornado Realty Trust REIT	13,046	971,796
Welltower, Inc. REIT	26,881	1,968,227
Weyerhaeuser Co. REIT	55,198	1,800,007

		47,466,757

Telecommunication Services - 2.1%
AT&T, Inc.	449,118	16,823,960
CenturyLink, Inc. (b)	37,273	735,024
Level 3 Communications, Inc. (a)	21,500	1,170,245
Verizon Communications, Inc.	297,651	14,278,318

		33,007,547

See accompanying notes to schedule of investments.

6	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Schedule of Investments, continued — August 31, 2017 (Unaudited)

Security Description	Shares	Value

Utilities - 3.2%
AES Corp.	49,859	$550,443
Alliant Energy Corp.	14,700	628,278
Ameren Corp.	16,456	987,196
American Electric Power Co., Inc.	35,743	2,631,757
American Water Works Co., Inc.	12,300	995,070
CenterPoint Energy, Inc.	33,235	984,421
CMS Energy Corp.	18,801	912,601
Consolidated Edison, Inc.	21,500	1,811,805
Dominion Energy, Inc.	44,968	3,542,129
DTE Energy Co.	13,239	1,487,005
Duke Energy Corp.	51,591	4,503,894
Edison International	24,205	1,940,757
Entergy Corp.	12,200	965,874
Eversource Energy	22,043	1,388,709
Exelon Corp.	69,359	2,626,625
FirstEnergy Corp.	32,229	1,050,021
NextEra Energy, Inc.	33,957	5,110,868
NiSource, Inc.	23,078	620,106
NRG Energy, Inc.	22,498	560,425
PG&E Corp.	37,712	2,654,171
Pinnacle West Capital Corp.	8,756	787,777
PPL Corp.	50,456	1,979,894
Public Service Enterprise Group, Inc.	37,536	1,758,186
SCANA Corp.	11,501	694,430
Sempra Energy	17,624	2,078,398
Southern Co.	73,384	3,541,512
WEC Energy Group, Inc.	23,287	1,518,778
Xcel Energy, Inc.	37,600	1,861,200

		50,172,330

Total Common Stocks (Cost $499,324,408)		1,543,321,695

Short-Term Investments - 1.7%
Money Market Funds - 1.6%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.97% (d)(e)	24,038,356	24,038,356
State Street Navigator Securities Lending Government Money Market Portfolio (d)(f)	1,329,298	1,329,298

		25,367,654

Security Description	Principal Amount	Value
U.S. Government Security - 0.1%
U.S. Treasury Bill 1.12%, 2/1/2018 (g)(h)	$1,135,000	$1,129,947

Total Short-Term Investments (Cost $26,497,275)		26,497,601

Total Investments - 99.7% (Cost $525,821,683)(i)		1,569,819,296

Other Assets in Excess of Liabilities - 0.3%		4,436,187

Net Assets - 100.0%		$1,574,255,483

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at August 31, 2017.
(c)	The Portfolio invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the period ended August 31, 2017 are shown in the Affiliate Table below.
(d)	The Portfolio invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended August 31, 2017 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at August 31, 2017.
(f)	Investment of cash collateral for securities loaned.
(g)	All or part of this security has been designated as collateral for futures contracts.
(h)	Rate represents annualized yield at date of purchase.
(i)	Cost of investments shown approximates cost for federal income tax purposes. Gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments at August 31, 2017 was $1,056,600,867 and $12,101,568 respectively, resulting in net unrealized appreciation of investments and other financial instruments of $1,044,499,299.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to schedule of investments.

State Street Equity 500 Index Portfolio	7

State Street Equity 500 Index Portfolio

Schedule of Investments, continued — August 31, 2017 (Unaudited)

The following table summarizes the value of the Portfolio’s investments according to the fair value hierarchy as of August 31, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Assets:

Investments:
Common Stocks
Consumer Discretionary	$186,398,129	$—	$—	$186,398,129
Consumer Staples	131,037,744	—	—	131,037,744
Energy	87,276,769	—	—	87,276,769
Financials	219,378,716	—	—	219,378,716
Health Care	225,966,530	—	—	225,966,530
Industrials	155,001,540	—	—	155,001,540
Information Technology	362,559,963	—	—	362,559,963
Materials	45,055,670	—	—	45,055,670
Real Estate	47,466,757	—	—	47,466,757
Telecommunication Services	33,007,547	—	—	33,007,547
Utilities	50,172,330	—	—	50,172,330
Short-Term Investments
Money Market Funds	25,367,654	—	—	25,367,654
U.S. Government Security	—	1,129,947	—	1,129,947

Total Investments	$1,568,689,349	$1,129,947	$—	$1,569,819,296

Other Financial Instruments:
Futures Contracts (a)	$501,686	$—	$—	$501,686

Total Investments and Other Financial Instruments	$1,569,191,035	$1,129,947	$—	$1,570,320,982

(a)	Futures Contracts are valued at unrealized appreciation (depreciation). Only unsettled receivable/payable for variation margin is reported within the Statement of Assets and Liabilities.

At August 31, 2017, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation
E-Mini S&P 500 Index (long)	09/15/2017	252	30,621,574	$31,123,260	$501,686

During the period ended August 31, 2017, average notional value related to futures contracts was $28,953,935 or 2% of net assets.

See accompanying notes to schedule of investments.

8	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Schedule of Investments, continued — August 31, 2017 (Unaudited)

Affiliate Table

	Number of Shares Held at 12/31/16	Value at 12/31/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 8/31/17	Value at 8/31/17	Dividend Income
State Street Corp.	27,747	$2,156,497	$—	$151,033	$43,261	$341,864	25,847	$2,390,589	$20,366
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	55,405,282	31,366,926	—	—	24,038,356	24,038,356	66,218
State Street Institutional U.S. Government Money Market Fund, Premier Class	18,425,570	18,425,570	78,281,942	96,707,512	—	—	—	—	42,426
State Street Navigator Securities Lending Government Money Market Portfolio	—	—	9,274,296	7,944,998	—	—	1,329,298	1,329,298	5,825

Total		$20,582,067	$142,961,520	$136,170,469	$43,261	$341,864		$27,758,243	$134,835

See accompanying notes to schedule of investments.

State Street Equity 500 Index Portfolio	9

State Street Equity 500 Index Portfolio

Notes to Schedule of Investments — August 31, 2017 (Unaudited)

Security Valuation

The Portfolio’s investments are valued at fair value each day that the New York Stock Exchange (the “NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees of the Trust (the “Board”). The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value the Portfolio’s investments by major category are as follows:

•

Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.

•	Debt obligations (including short-term investments) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.

•

Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Various inputs are used in determining the value of the Portfolio’s investments.

The Portfolio values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Portfolio had no transfers between levels for the period ended August 31, 2017.

10	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Notes to Schedule of Investments, continued — August 31, 2017 (Unaudited)

Futures Contracts

The Portfolio may enter into futures contracts to meet its objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.

For the period ended August 31, 2017, the Portfolio entered into futures contracts for cash equitization, for return enhancement and to facilitate daily liquidity.

The following table summarizes the value of the Portfolio’s derivative instruments as of August 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

State Street Equity 500 Index Portfolio
Futures Contracts(a)	$—	$—	$—	$501,686	$—	$501,686

(a)	Unrealized appreciation on open futures contracts. The Statement of Assets and Liabilities only reflect the current day’s net variation margin.

Other Transactions with Affiliates — Securities Lending

State Street, an affiliate of the Portfolio, acts as the securities lending agent for the Portfolio, pursuant to an amended and restated securities lending authorization agreement dated January 6, 2017.

Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Portfolio, and 15% payable to State Street.

In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, an affiliated money market fund, for which SSGA FM serves as investment adviser.

Other Transactions with Affiliates

The Portfolio may invest in affiliated entities, including securities issued by State Street Corp., affiliated funds, or entities deemed to be affiliates as a result of the Portfolio owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended August 31, 2017, are disclosed in the Schedule of Investments.

Securities Lending

The Portfolio may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.

State Street Equity 500 Index Portfolio	11

State Street Equity 500 Index Portfolio

Notes to Schedule of Investments, continued — August 31, 2017 (Unaudited)

The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Portfolio will bear the risk of loss of any cash collateral that it may invest. The Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, a Portfolio will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.

The market value of securities on loan as of August 31, 2017, and the value of the invested cash collateral are disclosed in the Portfolio’s Statement of Assets and Liabilities. Non-cash collateral is not disclosed in the Portfolio’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Portfolio, and the Portfolio does not have the ability to re-hypothecate those securities.

The following is a summary of the Portfolio’s securities lending agreements and related cash and non-cash collateral received as of August 31, 2017:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non Cash Collateral Received*	Total Collateral Received

State Street Equity 500 Index Portfolio	$17,409,136	$1,329,298	$16,464,313	$17,793,611

*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of August 31, 2017:

State Street Equity 500 Index Portfolio

	Remaining Contractual Maturity of the Agreements As of August 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total

Securities Lending Transactions
Common Stocks	$1,329,298	$—	$—	$—	$1,329,298

Total Borrowings	$1,329,298	$—	$—	$—	$1,329,298

Gross amount of recognized liabilities for securities lending transactions.					$1,329,298

12	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities — August 31, 2017 (Unaudited)

ASSETS
Investments in unaffiliated issuers, at value	$1,542,061,053
Investments in affiliated issuers, at value	27,758,243

Total Investments	1,569,819,296
Cash	170
Receivable from broker — variation margin on open futures contracts	180,179
Receivable for investments sold	3,961,480
Dividends receivable — unaffiliated issuers	3,414,778
Dividends receivable — affiliated issuers	18,409
Receivable from Adviser	3,702

Total assets	1,577,398,014

Liabilities
Payable upon return of securities loaned	1,329,298
Payable for investments purchased	1,351,292
Advisory fee payable	461,941

Total liabilities	3,142,531

Net Assets	$1,574,255,483

Statement of Assets and Liabilities	13

Annual Report

31 December 2016

State Street Master Funds

State Street Equity 500 Index Portfolio

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-800-997-7327. Please read the offering document carefully before investing in the Portfolio.

State Street Master Funds

State Street Equity 500 Index Portfolio

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-800-997-7327. Please read the offering document carefully before investing in the Portfolio.

State Street Master Funds

State Street Equity 500 Index Portfolio

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

The investment objective of the State Street Equity 500 Index Portfolio (the “Fund”) is to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Index (the “S&P 500” or the “Index”).

For the Reporting Period, the total return for the Fund was 11.90%, and the total return for the Index was 11.96%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The expenses of managing the Fund, cash drag and small security misweights compared to the Index contributed to the difference between the Fund’s performance and that of the Index.

The opening month of 2016 was anything but reassuring for global investors as growth assets sold off aggressively the first two weeks of the year on a mosaic of uncertainties persisting from 2015. Among the drivers of this selloff to open the New Year was a series of conflicting messages from China’s policy makers in both equity and currency markets. Looking at the year to date return for the Index at the end of the first quarter of 2016, performance of +1.4% could mistakenly indicate an uneventful time period in financial markets. That modest absolute outcome of course belies an aggressive selloff in global equities to open the year that took the Index down 6% during the first week of 2016, the worst opening week on record, and to an eventual decline of more than 10% for the year through February 11th. The Fund’s performance during the first quarter of 2016 was +1.33%.

As the second quarter of 2016 opened, the “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued apace in April with growth assets broadly posting positive returns, though with some signs of consolidation towards the end of the month. The second quarter posted a performance of +2.42% for the Fund.

Global markets entered the third quarter riding the tailwind of an aggressive snap back rally following the surprising June 23rd U.K. referendum vote in favor of leaving the European Union. After world markets declined in the two days following the referendum, they turned around and surpassed the drop through the end of July. The improved tone was enough to propel the Index to a new all-time high, surpassing the previous high set 14 months earlier in May of 2015. In contrast to August of 2015, when global equity markets witnessed their most volatile month since 2011, markets demonstrated an air of complacency in August 2016. In fact, the Index did not experience a daily price move of greater than 1%, up or down, between July 8th and September 8th. Using 30 day realized volatility as a measure, it was chronicled by the Wall Street Journal on August 23rd that the 30 preceding trading days had been the least volatile for the Index in over two decades. It was perhaps no coincidence that the relative stability markets exhibited in August occurred during a month in which the central banking calendar was relatively light. Following this, September was a relatively flat month and the Fund’s performance was +3.62% for the third quarter of 2016.

As the final quarter of 2016 commenced, October provided investors few places to avoid negative returns as both safe haven investments and riskier growth assets came under pressure during the month. In a year notable for unexpected challenges to the established political order, November 8th, 2016 delivered another entry to that ledger in the largely unanticipated victory of Donald Trump over Hillary Clinton to close out the highly contentious U.S. presidential election campaign. The initial reaction in overnight financial markets as the surprising election results were reported was a sharp risk off trade

State Street Master Funds

State Street Equity 500 Index Portfolio

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) — (continued)

suggesting considerable concern among unwitting investors. To-wit, from 10:00 p.m. EST when the first hints of the unexpected election outcome began to resonate, to midnight when the election outcome was all but certain, futures on the Index declined nearly 6%, the 10 year U.S. Treasury Yield plunged nearly 20 basis points and the common risk haven gold surged 5%. About the time Donald Trump made what was broadly judged to be a conciliatory acceptance speech, all these markets performed an abrupt about face, sending the Index to a gain of more than 1%, gold prices lower and bond yields higher when all was said and done on November 9th . Far from a one day relief rally, the trading days following the election saw a persistent rise in growth assets, a sharp rise in U.S. Treasury yields and a thirteen year high in the broad U.S. dollar index reached in late November – a trend that would continue through the end of the year. For the fourth quarter of the 2016, the Fund performed up 3.84%.

On an individual security level, the top positive contributors to the Fund’s performance were: Exxon Mobil Corporation, AT&T, Inc. and JPMorgan Chase & Co. The top negative contributors to the Fund’s performance were: Alexion Pharmaceuticals, Inc., Gilead Sciences, Inc. and Allergan plc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions, and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

State Street Master Funds

State Street Equity 500 Index Portfolio

Performance Summary (Unaudited)

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Year Ended December 31, 2016

	Total Return One Year Ended December 31, 2016	Average Annual Total Return Five Years Ended December 31, 2016	Average Annual Total Return Ten Years Ended December 31, 2016

State Street Equity 500 Index Portfolio	11.90%	14.62%	6.92%

S&P 500® Index(b)	11.96%	14.66%	6.95%

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that a partner’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes.

(b)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is an unmanaged capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the U.S. stock market in general. It is not possible to invest directly in the S&P 500® Index.

Line graph is based on cumulative total return.

State Street Master Funds

State Street Equity 500 Index Portfolio

Portfolio Statistics (Unaudited)

Portfolio Composition*	December 31, 2016
Common Stocks	98.4%
Short-Term Investments	1.5
Other Assets in Excess of Liabilities	0.1
Total	100.0%

Top Five Sectors (excluding short-term investments)*	December 31, 2016
Information Technology	20.4%
Financials	14.6
Health Care	13.4
Consumer Discretionary	11.8
Industrials	10.1
Total	70.3%

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

State Street Master Funds

State Street Equity 500 Index Portfolio

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – 98.4%
Consumer Discretionary – 11.8%
Advance Auto Parts, Inc.	5,500	$930,160
Amazon.com, Inc.(a)	30,602	22,947,522
AutoNation, Inc.(a)	4,769	232,012
AutoZone, Inc.(a)	2,288	1,807,040
Bed Bath & Beyond, Inc.	11,530	468,579
Best Buy Co., Inc.	22,313	952,096
BorgWarner, Inc.	16,623	655,611
CarMax, Inc.(a)	15,197	978,535
Carnival Corp.	32,249	1,678,883
CBS Corp. Class B	30,493	1,939,965
Charter Communications, Inc. Class A(a)	16,800	4,837,056
Chipotle Mexican Grill, Inc.(a)	2,214	835,386
Coach, Inc.	22,500	787,950
Comcast Corp. Class A	184,465	12,737,308
D.R. Horton, Inc.	26,179	715,472
Darden Restaurants, Inc.	9,917	721,164
Delphi Automotive PLC	21,481	1,446,745
Discovery Communications, Inc. Class A(a)	12,597	345,284
Discovery Communications, Inc. Class C(a)	18,697	500,706
Dollar General Corp.	19,287	1,428,588
Dollar Tree, Inc.(a)	18,682	1,441,877
Expedia, Inc.	9,323	1,056,109
Foot Locker, Inc.	10,100	715,989
Ford Motor Co.	306,860	3,722,212
Gap, Inc.	19,364	434,528
Garmin, Ltd.	9,160	444,168
General Motors Co.	106,777	3,720,111
Genuine Parts Co.	10,920	1,043,297
Goodyear Tire & Rubber Co.	19,613	605,453
H&R Block, Inc.	16,351	375,910
Hanesbrands, Inc.	30,400	655,728
Harley-Davidson, Inc.	14,785	862,557
Harman International Industries, Inc.	5,105	567,472
Hasbro, Inc.	9,128	710,067
Home Depot, Inc.	94,710	12,698,717
Interpublic Group of Cos., Inc.	31,928	747,434
Kohl’s Corp.	12,388	611,719
L Brands, Inc.	17,746	1,168,397
Leggett & Platt, Inc.	9,844	481,175
Lennar Corp. Class A	15,425	662,195
LKQ Corp.(a)	25,000	766,250
Lowe’s Cos., Inc.	67,212	4,780,117
Macy’s, Inc.	24,361	872,367
Marriott International, Inc. Class A	24,452	2,021,691
Mattel, Inc.	27,743	764,320
McDonald’s Corp.	64,515	7,852,766
Michael Kors Holdings, Ltd.(a)	11,686	502,264
Mohawk Industries, Inc.(a)	5,069	1,012,178
Netflix, Inc.(a)	33,596	4,159,185
Newell Brands, Inc.	37,350	1,667,678
News Corp. Class A	28,814	330,208
News Corp. Class B	7,500	88,500
NIKE, Inc. Class B	103,102	5,240,675
Nordstrom, Inc.	7,756	371,745
O’Reilly Automotive, Inc.(a)	7,120	1,982,279
Omnicom Group, Inc.	18,750	1,595,813
Priceline Group, Inc.(a)	3,808	5,582,757
PulteGroup, Inc.	22,543	414,340
PVH Corp.	6,051	546,042
Ralph Lauren Corp.	4,136	373,564
Ross Stores, Inc.	29,844	1,957,766
Royal Caribbean Cruises, Ltd.	12,800	1,050,112
Scripps Networks Interactive, Inc. Class A	6,863	489,812
Signet Jewelers, Ltd.	5,100	480,726
Staples, Inc.	55,534	502,583
Starbucks Corp.	113,092	6,278,868
Target Corp.	43,844	3,166,852
TEGNA, Inc.	15,252	326,240
Tiffany & Co.	8,481	656,684
Time Warner, Inc.	59,780	5,770,563
TJX Cos., Inc.	50,675	3,807,213
Tractor Supply Co.	9,774	740,967
TripAdvisor, Inc.(a)	9,015	418,026
Twenty-First Century Fox, Inc. Class A	81,709	2,291,120
Twenty-First Century Fox, Inc. Class B	34,400	937,400
Ulta Salon Cosmetics & Fragrance, Inc.(a)	4,400	1,121,736
Under Armour, Inc. Class A(a)	14,376	417,623
Under Armour, Inc. Class C(a)	14,478	364,411
Urban Outfitters, Inc.(a)	5,439	154,903
VF Corp.	26,428	1,409,934
Viacom, Inc. Class B	27,641	970,199
Walt Disney Co.	113,293	11,807,396
Whirlpool Corp.	5,659	1,028,636
Wyndham Worldwide Corp.	8,946	683,206
Wynn Resorts, Ltd.	5,859	506,862
Yum! Brands, Inc.	26,790	1,696,611

		179,632,365

Consumer Staples – 9.2%
Altria Group, Inc.	151,370	10,235,639
Archer-Daniels-Midland Co.	43,692	1,994,540
Brown-Forman Corp. Class B	15,122	679,280
Campbell Soup Co.	14,083	851,599
Church & Dwight Co., Inc.	20,600	910,314
Clorox Co.	10,379	1,245,688
Coca-Cola Co.	301,422	12,496,956
Colgate-Palmolive Co.	68,979	4,513,986
Conagra Brands, Inc.	30,951	1,224,112
Constellation Brands, Inc. Class A	14,076	2,157,991
Costco Wholesale Corp.	33,934	5,433,173
Coty, Inc. Class A	37,840	692,850
CVS Health Corp.	82,427	6,504,315
Dr. Pepper Snapple Group, Inc.	13,903	1,260,585
Estee Lauder Cos., Inc. Class A	17,763	1,358,692
General Mills, Inc.	45,422	2,805,717
Hershey Co.	11,015	1,139,281
Hormel Foods Corp.	21,098	734,421
J.M. Smucker Co.	8,855	1,133,971
Kellogg Co.	19,607	1,445,232

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Consumer Staples – (continued)
Kimberly-Clark Corp.	27,473	$3,135,219
Kraft Heinz Co.	46,851	4,091,029
Kroger Co.	74,710	2,578,242
McCormick & Co., Inc.	9,561	892,328
Mead Johnson Nutrition Co.	14,368	1,016,680
Molson Coors Brewing Co. Class B	14,609	1,421,602
Mondelez International, Inc. Class A	120,394	5,337,066
Monster Beverage Corp.(a)	30,087	1,334,058
PepsiCo, Inc.	111,638	11,680,684
Philip Morris International, Inc.	120,287	11,005,058
Procter & Gamble Co.	207,513	17,447,693
Reynolds American, Inc.	64,992	3,642,152
Sysco Corp.	38,435	2,128,146
Tyson Foods, Inc. Class A	23,291	1,436,589
Wal-Mart Stores, Inc.	117,199	8,100,795
Walgreens Boots Alliance, Inc.	65,813	5,446,684
Whole Foods Market, Inc.	26,187	805,512

		140,317,879

Energy – 7.4%
Anadarko Petroleum Corp.	43,144	3,008,431
Apache Corp.	29,270	1,857,767
Baker Hughes, Inc.	32,794	2,130,626
Cabot Oil & Gas Corp.	38,322	895,202
Chesapeake Energy Corp.(a)	45,894	322,176
Chevron Corp.	146,534	17,247,052
Cimarex Energy Co.	7,742	1,052,138
Concho Resources, Inc.(a)	10,300	1,365,780
ConocoPhillips	95,503	4,788,520
Devon Energy Corp.	40,850	1,865,619
EOG Resources, Inc.	44,663	4,515,429
EQT Corp.	14,343	938,032
Exxon Mobil Corp.	321,372	29,007,037
FMC Technologies, Inc.(a)	17,509	622,095
Halliburton Co.	65,667	3,551,928
Helmerich & Payne, Inc.	7,974	617,188
Hess Corp.	20,244	1,260,999
Kinder Morgan, Inc.	147,176	3,048,015
Marathon Oil Corp.	65,189	1,128,421
Marathon Petroleum Corp.	42,102	2,119,836
Murphy Oil Corp.	11,662	363,038
National Oilwell Varco, Inc.	29,941	1,120,991
Newfield Exploration Co.(a)	15,685	635,242
Noble Energy, Inc.	32,895	1,251,984
Occidental Petroleum Corp.	59,035	4,205,063
ONEOK, Inc.	15,804	907,308
Phillips 66	34,192	2,954,531
Pioneer Natural Resources Co.	13,024	2,345,232
Range Resources Corp.	14,541	499,629
Schlumberger, Ltd.	107,693	9,040,827
Southwestern Energy Co.(a)	37,344	404,062
Spectra Energy Corp.	53,441	2,195,891
Tesoro Corp.	8,749	765,100
Transocean, Ltd.(a)	27,890	411,099
Valero Energy Corp.	34,686	2,369,747
Williams Cos., Inc.	52,710	1,641,389

		112,453,424

Financials – 14.6%
Affiliated Managers Group, Inc.(a)	4,276	621,303
Aflac, Inc.	32,437	2,257,615
Allstate Corp.	27,967	2,072,914
American Express Co.	59,952	4,441,244
American International Group, Inc.	75,632	4,939,526
Ameriprise Financial, Inc.	12,763	1,415,927
Aon PLC	20,782	2,317,816
Arthur J Gallagher & Co.	14,500	753,420
Assurant, Inc.	5,046	468,572
Bank of America Corp.	786,366	17,378,689
Bank of New York Mellon Corp.	82,491	3,908,424
BB&T Corp.	62,639	2,945,286
Berkshire Hathaway, Inc. Class B(a)	147,119	23,977,455
BlackRock, Inc.	9,318	3,545,872
Capital One Financial Corp.	37,268	3,251,260
Charles Schwab Corp.	91,689	3,618,965
Chubb, Ltd.	36,541	4,827,797
Cincinnati Financial Corp.	11,705	886,654
Citigroup, Inc.	221,593	13,169,272
Citizens Financial Group, Inc.	38,900	1,386,007
CME Group, Inc.	25,792	2,975,107
Comerica, Inc.	13,017	886,588
Discover Financial Services	30,177	2,175,460
E*TRADE Financial Corp.(a)	20,489	709,944
Fifth Third Bancorp	57,554	1,552,231
Franklin Resources, Inc.	26,151	1,035,057
Goldman Sachs Group, Inc.	28,588	6,845,397
Hartford Financial Services Group, Inc.	30,330	1,445,225
Huntington Bancshares, Inc.	86,565	1,144,389
Intercontinental Exchange, Inc.	45,625	2,574,162
Invesco, Ltd.	32,689	991,784
JPMorgan Chase & Co.	277,272	23,925,801
KeyCorp	82,179	1,501,410
Leucadia National Corp.	23,809	553,559
Lincoln National Corp.	16,710	1,107,372
Loews Corp.	20,312	951,211
M&T Bank Corp.	11,834	1,851,193
Marsh & McLennan Cos., Inc.	39,334	2,658,585
MetLife, Inc.	86,426	4,657,497
Moody’s Corp.	13,434	1,266,423
Morgan Stanley	112,655	4,759,674
Nasdaq, Inc.	9,225	619,182
Navient Corp.	26,641	437,712
Northern Trust Corp.	16,510	1,470,216
People’s United Financial, Inc.	22,434	434,322
PNC Financial Services Group, Inc.	37,542	4,390,912
Principal Financial Group, Inc.	20,726	1,199,206
Progressive Corp.	44,152	1,567,396
Prudential Financial, Inc.	33,237	3,458,642
Regions Financial Corp.	96,243	1,382,049
S&P Global, Inc.	19,998	2,150,585
State Street Corp.(b)	27,747	2,156,497
SunTrust Banks, Inc.	37,682	2,066,858

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Financials – (continued)
Synchrony Financial	59,971	$2,175,148
T Rowe Price Group, Inc.	18,520	1,393,815
Torchmark Corp.	8,384	618,404
Travelers Cos., Inc.	21,798	2,668,511
Unum Group	17,324	761,043
US Bancorp	123,930	6,366,284
Wells Fargo & Co.	350,146	19,296,546
Willis Towers Watson PLC	10,379	1,269,144
XL Group, Ltd.	20,520	764,575
Zions Bancorp	15,258	656,704

		221,055,838

Health Care – 13.4%
Abbott Laboratories	113,759	4,369,483
AbbVie, Inc.	126,263	7,906,589
Aetna, Inc.	26,715	3,312,927
Agilent Technologies, Inc.	25,275	1,151,529
Alexion Pharmaceuticals, Inc.(a)	17,227	2,107,724
Allergan PLC(a)	29,126	6,116,751
AmerisourceBergen Corp.	12,552	981,441
Amgen, Inc.	57,991	8,478,864
Anthem, Inc.	20,219	2,906,886
Baxter International, Inc.	38,970	1,727,930
Becton Dickinson and Co.	16,404	2,715,682
Biogen, Inc.(a)	16,947	4,805,830
Boston Scientific Corp.(a)	108,077	2,337,706
Bristol-Myers Squibb Co.	129,012	7,539,461
C.R. Bard, Inc.	5,862	1,316,957
Cardinal Health, Inc.	23,924	1,721,810
Celgene Corp.(a)	59,765	6,917,799
Centene Corp.(a)	13,500	762,885
Cerner Corp.(a)	23,963	1,135,127
Cigna Corp.	19,711	2,629,250
Cooper Cos., Inc.	3,900	682,227
Danaher Corp.	47,078	3,664,552
DaVita, Inc.(a)	12,972	832,802
DENTSPLY SIRONA, Inc.	17,366	1,002,539
Edwards Lifesciences Corp.(a)	17,190	1,610,703
Eli Lilly & Co.	74,957	5,513,087
Endo International PLC(a)	14,000	230,580
Envision Healthcare Corp.(a)	9,118	577,078
Express Scripts Holding Co.(a)	47,647	3,277,637
Gilead Sciences, Inc.	102,046	7,307,514
HCA Holdings, Inc.(a)	22,200	1,643,244
Henry Schein, Inc.(a)	6,300	955,773
Hologic, Inc.(a)	22,100	886,652
Humana, Inc.	11,417	2,329,411
Illumina, Inc.(a)	11,800	1,510,872
Intuitive Surgical, Inc.(a)	3,052	1,935,487
Johnson & Johnson	210,741	24,279,471
Laboratory Corp. of America Holdings(a)	7,447	956,046
Mallinckrodt PLC(a)	8,200	408,524
McKesson Corp.	17,731	2,490,319
Medtronic PLC	107,004	7,621,895
Merck & Co., Inc.	214,698	12,639,271
Mettler-Toledo International, Inc.(a)	2,100	878,976
Mylan NV(a)	36,607	1,396,557
Patterson Cos., Inc.	6,459	265,013
PerkinElmer, Inc.	9,732	507,524
Perrigo Co. PLC	11,614	966,633
Pfizer, Inc.	471,248	15,306,135
Quest Diagnostics, Inc.	11,358	1,043,800
Regeneron Pharmaceuticals, Inc.(a)	5,958	2,187,122
St. Jude Medical, Inc.	22,153	1,776,449
Stryker Corp.	23,595	2,826,917
Thermo Fisher Scientific, Inc.	30,412	4,291,133
UnitedHealth Group, Inc.	73,822	11,814,473
Universal Health Services, Inc. Class B	6,800	723,384
Varian Medical Systems, Inc.(a)	7,531	676,133
Vertex Pharmaceuticals, Inc.(a)	19,748	1,454,835
Waters Corp.(a)	6,215	835,234
Zimmer Biomet Holdings, Inc.	15,927	1,643,667
Zoetis, Inc.	39,428	2,110,581

		204,002,881

Industrials – 10.1%
3M Co.	46,743	8,346,897
Acuity Brands, Inc.	3,600	831,096
Alaska Air Group, Inc.	10,200	905,046
Allegion PLC	7,537	482,368
American Airlines Group, Inc.	41,000	1,914,290
AMETEK, Inc.	18,401	894,289
Arconic, Inc.	33,663	624,112
Boeing Co.	44,724	6,962,632
C.H. Robinson Worldwide, Inc.	11,382	833,845
Caterpillar, Inc.	45,855	4,252,593
Cintas Corp.	6,922	799,906
CSX Corp.	71,559	2,571,115
Cummins, Inc.	11,744	1,605,052
Deere & Co.	21,754	2,241,532
Delta Air Lines, Inc.	56,666	2,787,401
Dover Corp.	12,345	925,011
Dun & Bradstreet Corp.	2,845	345,155
Eaton Corp. PLC	34,399	2,307,829
Emerson Electric Co.	48,769	2,718,872
Equifax, Inc.	9,495	1,122,594
Expeditors International of Washington, Inc.	14,444	764,954
Fastenal Co.	23,042	1,082,513
FedEx Corp.	18,650	3,472,630
Flowserve Corp.	9,555	459,118
Fluor Corp.	10,956	575,409
Fortive Corp.	24,239	1,299,938
Fortune Brands Home & Security, Inc.	12,500	668,250
General Dynamics Corp.	21,989	3,796,621
General Electric Co.	685,349	21,657,028
Honeywell International, Inc.	58,703	6,800,743
Illinois Tool Works, Inc.	24,271	2,972,227
Ingersoll-Rand PLC	19,016	1,426,961
Jacobs Engineering Group, Inc.(a)	9,657	550,449
JB Hunt Transport Services, Inc.	7,000	679,490
Johnson Controls International PLC	71,993	2,965,392

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Industrials – (continued)
Kansas City Southern	8,604	$730,049
L3 Technologies, Inc.	6,165	937,758
Lockheed Martin Corp.	19,390	4,846,337
Masco Corp.	25,939	820,191
Nielsen Holdings PLC	26,775	1,123,211
Norfolk Southern Corp.	22,168	2,395,696
Northrop Grumman Corp.	13,586	3,159,832
PACCAR, Inc.	27,935	1,785,046
Parker-Hannifin Corp.	10,114	1,415,960
Pentair PLC	11,791	661,121
Pitney Bowes, Inc.	18,021	273,739
Quanta Services, Inc.(a)	11,593	404,016
Raytheon Co.	22,736	3,228,512
Republic Services, Inc.	18,214	1,039,109
Robert Half International, Inc.	9,374	457,264
Rockwell Automation, Inc.	10,379	1,394,938
Rockwell Collins, Inc.	10,300	955,428
Roper Technologies, Inc.	8,035	1,471,048
Ryder System, Inc.	4,155	309,298
Snap-on, Inc.	4,572	783,046
Southwest Airlines Co.	46,627	2,323,890
Stanley Black & Decker, Inc.	11,650	1,336,138
Stericycle, Inc.(a)	6,604	508,772
Textron, Inc.	20,506	995,771
TransDigm Group, Inc.	4,000	995,840
Union Pacific Corp.	64,238	6,660,196
United Continental Holdings, Inc.(a)	22,000	1,603,360
United Parcel Service, Inc. Class B	53,255	6,105,153
United Rentals, Inc.(a)	7,100	749,618
United Technologies Corp.	59,127	6,481,502
Verisk Analytics, Inc.(a)	12,100	982,157
W.W. Grainger, Inc.	4,012	931,787
Waste Management, Inc.	30,604	2,170,130
Xylem, Inc.	14,134	699,916

		153,379,187

Information Technology – 20.4%
Accenture PLC Class A	47,982	5,620,132
Activision Blizzard, Inc.	54,300	1,960,773
Adobe Systems, Inc.(a)	38,313	3,944,323
Akamai Technologies, Inc.(a)	14,034	935,787
Alliance Data Systems Corp.	4,704	1,074,864
Alphabet, Inc. Class A(a)	22,923	18,165,331
Alphabet, Inc. Class C(a)	22,945	17,709,410
Amphenol Corp. Class A	24,480	1,645,056
Analog Devices, Inc.	23,518	1,707,877
Apple, Inc.	413,364	47,875,818
Applied Materials, Inc.	85,153	2,747,887
Autodesk, Inc.(a)	15,570	1,152,336
Automatic Data Processing, Inc.	34,665	3,562,869
Broadcom, Ltd.	30,435	5,379,995
CA, Inc.	24,759	786,593
Cisco Systems, Inc.	390,229	11,792,720
Citrix Systems, Inc.(a)	12,578	1,123,341
Cognizant Technology Solutions Corp. Class A(a)	47,527	2,662,938
Corning, Inc.	72,850	1,768,070
CSRA, Inc.	9,732	309,867
eBay, Inc.(a)	79,658	2,365,046
Electronic Arts, Inc.(a)	23,521	1,852,514
F5 Networks, Inc.(a)	5,059	732,138
Facebook, Inc. Class A(a)	181,307	20,859,370
Fidelity National Information Services, Inc.	26,086	1,973,145
First Solar, Inc.(a)	6,849	219,784
Fiserv, Inc.(a)	16,442	1,747,456
FLIR Systems, Inc.	11,839	428,453
Global Payments, Inc.	12,575	872,831
Harris Corp.	9,898	1,014,248
Hewlett Packard Enterprise Co.	130,463	3,018,914
HP, Inc.	128,763	1,910,843
Intel Corp.	367,320	13,322,696
International Business Machines Corp.	67,447	11,195,528
Intuit, Inc.	18,626	2,134,726
Juniper Networks, Inc.	27,844	786,871
KLA-Tencor Corp.	12,673	997,112
Lam Research Corp.	12,681	1,340,762
Linear Technology Corp.	18,321	1,142,314
MasterCard, Inc. Class A	74,149	7,655,884
Microchip Technology, Inc.	17,006	1,090,935
Micron Technology, Inc.(a)	79,528	1,743,254
Microsoft Corp.	602,677	37,450,349
Motorola Solutions, Inc.	12,428	1,030,157
NetApp, Inc.	22,643	798,619
NVIDIA Corp.	41,012	4,377,621
Oracle Corp.	232,970	8,957,697
Paychex, Inc.	25,431	1,548,239
PayPal Holdings, Inc.(a)	86,758	3,424,338
Qorvo, Inc.(a)	9,800	516,754
QUALCOMM, Inc.	113,885	7,425,302
Red Hat, Inc.(a)	14,330	998,801
salesforce.com, Inc.(a)	49,705	3,402,804
Seagate Technology PLC	22,976	876,994
Skyworks Solutions, Inc.	15,100	1,127,366
Symantec Corp.	49,603	1,185,016
TE Connectivity, Ltd.	27,749	1,922,451
Teradata Corp.(a)	9,013	244,883
Texas Instruments, Inc.	77,706	5,670,207
Total System Services, Inc.	13,399	656,953
VeriSign, Inc.(a)	6,920	526,404
Visa, Inc. Class A	144,540	11,277,011
Western Digital Corp.	21,706	1,474,923
Western Union Co.	37,340	811,025
Xerox Corp.	63,292	552,539
Xilinx, Inc.	20,342	1,228,047
Yahoo!, Inc.(a)	67,437	2,607,789

		310,423,100

Materials – 2.8%
Air Products & Chemicals, Inc.	17,207	2,474,711
Albemarle Corp.	9,100	783,328
Avery Dennison Corp.	6,518	457,694
Ball Corp.	14,158	1,062,841
CF Industries Holdings, Inc.	19,730	621,100
Dow Chemical Co.	86,490	4,948,958
E.I. du Pont de Nemours & Co.	67,694	4,968,740
Eastman Chemical Co.	12,072	907,935

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Materials – (continued)
Ecolab, Inc.	19,865	$2,328,575
FMC Corp.	10,522	595,124
Freeport-McMoRan, Inc.(a)	92,464	1,219,600
International Flavors & Fragrances, Inc.	6,480	763,538
International Paper Co.	32,508	1,724,875
LyondellBasell Industries NV Class A	25,752	2,209,007
Martin Marietta Materials, Inc.	4,855	1,075,528
Monsanto Co.	34,394	3,618,593
Mosaic Co.	27,716	812,910
Newmont Mining Corp.	41,373	1,409,578
Nucor Corp.	24,606	1,464,549
PPG Industries, Inc.	20,388	1,931,967
Praxair, Inc.	22,000	2,578,180
Sealed Air Corp.	15,169	687,762
Sherwin-Williams Co.	6,287	1,689,568
Vulcan Materials Co.	10,490	1,312,824
WestRock Co.	19,148	972,144

		42,619,629

Real Estate – 2.9%
American Tower Corp. REIT	33,382	3,527,810
Apartment Investment & Management Co. Class A REIT	11,865	539,264
AvalonBay Communities, Inc. REIT	10,529	1,865,212
Boston Properties, Inc. REIT	12,221	1,537,157
CBRE Group, Inc. Class A(a)	25,008	787,502
Crown Castle International Corp. REIT	26,842	2,329,080
Digital Realty Trust, Inc. REIT	12,000	1,179,120
Equinix, Inc. REIT	5,538	1,979,337
Equity Residential REIT	29,338	1,888,194
Essex Property Trust, Inc. REIT	5,055	1,175,287
Extra Space Storage, Inc. REIT	9,500	733,780
Federal Realty Investment Trust REIT	5,400	767,394
General Growth Properties, Inc. REIT	46,542	1,162,619
HCP, Inc. REIT	37,177	1,104,900
Host Hotels & Resorts, Inc. REIT	59,959	1,129,628
Iron Mountain, Inc. REIT	18,074	587,044
Kimco Realty Corp. REIT	32,916	828,167
Macerich Co. REIT	10,145	718,672
Mid-America Apartment Communities, Inc.	8,800	861,696
Prologis, Inc. REIT	41,947	2,214,382
Public Storage REIT	11,852	2,648,922
Realty Income Corp. REIT	19,800	1,138,104
Simon Property Group, Inc. REIT	24,435	4,341,366
SL Green Realty Corp. REIT	8,000	860,400
UDR, Inc. REIT	20,100	733,248
Ventas, Inc. REIT	26,803	1,675,724
Vornado Realty Trust REIT	13,046	1,361,611
Welltower, Inc. REIT	28,481	1,906,233
Weyerhaeuser Co. REIT	59,998	1,805,340

		43,387,193

Telecommunication Services – 2.6%
AT&T, Inc.	475,718	20,232,287
CenturyLink, Inc.	43,173	1,026,654
Frontier Communications Corp.	91,638	309,736
Level 3 Communications, Inc.(a)	23,100	1,301,916
Verizon Communications, Inc.	316,751	16,908,168

		39,778,761

Utilities – 3.2%
AES Corp.	49,859	579,362
Alliant Energy Corp.	18,500	700,965
Ameren Corp.	18,956	994,432
American Electric Power Co., Inc.	37,843	2,382,595
American Water Works Co., Inc.	14,200	1,027,512
CenterPoint Energy, Inc.	33,235	818,910
CMS Energy Corp.	22,101	919,844
Consolidated Edison, Inc.	23,500	1,731,480
Dominion Resources, Inc.	48,268	3,696,846
DTE Energy Co.	14,239	1,402,684
Duke Energy Corp.	53,091	4,120,923
Edison International	26,005	1,872,100
Entergy Corp.	14,200	1,043,274
Eversource Energy	24,543	1,355,510
Exelon Corp.	70,959	2,518,335
FirstEnergy Corp.	32,229	998,132
NextEra Energy, Inc.	36,457	4,355,153
NiSource, Inc.	27,678	612,791
NRG Energy, Inc.	22,498	275,825
PG&E Corp.	39,612	2,407,221
Pinnacle West Capital Corp.	8,756	683,231
PPL Corp.	53,956	1,837,202
Public Service Enterprise Group, Inc.	40,536	1,778,720
SCANA Corp.	11,501	842,793
Sempra Energy	18,924	1,904,511
Southern Co.	75,384	3,708,139
WEC Energy Group, Inc.	25,087	1,471,353
Xcel Energy, Inc.	40,500	1,648,350

		47,688,193

TOTAL COMMON STOCKS (Cost $549,143,281)		1,494,738,450

SHORT-TERM INVESTMENTS – 1.5%
Money Market Fund – 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(c)(d)	18,425,570	18,425,570

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
SHORT-TERM INVESTMENTS – (continued)
U.S. Government Security – 0.3%
U.S. Treasury Bill 4.19% 3/2/17(e)(f)	$3,860,000	$3,856,989

TOTAL SHORT-TERM INVESTMENTS (Cost $22,282,868)		22,282,559

TOTAL INVESTMENTS – 99.9% (Cost $571,426,149)		1,517,021,009
Other Assets in Excess of Liabilities – 0.1%		1,791,665

NET ASSETS – 100.0%		$1,518,812,674

(a)	Non-income producing security.

(b)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(c)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(d)	The rate shown is the annualized seven-day yield at December 31, 2016.

(e)	All or part of this security has been designated as collateral for futures contracts.

(f)	Rate represents annualized yield at date of purchase.

REIT	Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Common Stocks
Consumer Discretionary	$179,632,365	$–	$–	$179,632,365
Consumer Staples	140,317,879	–	–	140,317,879
Energy	112,453,424	–	–	112,453,424
Financials	221,055,838	–	–	221,055,838
Health Care	204,002,881	–	–	204,002,881
Industrials	153,379,187	–	–	153,379,187
Information Technology	310,423,100	–	–	310,423,100
Materials	42,619,629	–	–	42,619,629
Real Estate	43,387,193	–	–	43,387,193
Telecommunication Services	39,778,761	–	–	39,778,761
Utilities	47,688,193	–	–	47,688,193
Short-Term Investments
Money Market Fund	18,425,570	–	–	18,425,570
U.S. Government Security	–	3,856,989	–	3,856,989

Total Investments	$1,513,164,020	$3,856,989	$–	$1,517,021,009

Liabilities:
Other Financial Instruments:
Futures Contracts(a)	$(192,675)	$–	$–	$(192,675)

Total Investments and Other Financial Instruments	$1,512,971,345	$3,856,989	$–	$1,516,828,334

(a)	Futures Contracts are valued at unrealized appreciation (depreciation). Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.

At December 31, 2016, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Value	Unrealized Depreciation
E-Mini S&P 500 Index (long)	03/17/2017	210	$23,480,100	$(192,675)

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

During the period ended December 31, 2016, average notional value related to futures contracts was $31,324,571 or 2% of net assets.

Affiliate Table

	Number of shares held at 12/31/15	Value at 12/31/15	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
State Street Corp.	34,247	$2,272,631	2,400	8,900	27,747	$2,156,497	$45,010	$137,149
State Street Institutional Liquid Reserves Fund, Premier Class	–	–	–	–	–	–	264	–
State Street Institutional U.S. Government Money Market Fund, Premier Class	32,967,587	32,967,587	243,542,651	258,084,668	18,425,570	18,425,570	57,930	–

TOTAL		$35,240,218				$20,582,067	$103,204	$137,149

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments in unaffiliated issuers, at value (Note 2)	$1,496,438,942
Investments in affiliated issuers, at value (Note 2)	20,582,067

Total Investments	1,517,021,009
Cash	37,841
Dividends receivable – unaffiliated issuers (Note 2)	1,885,549
Dividends receivable – affiliated issuers (Note 2)	14,499
Receivable from Adviser (Note 4)	3,701

Total assets	1,518,962,599

Liabilities
Payable to broker – variation margin on open futures contracts	93,452
Advisory fee payable (Note 4)	56,473

Total liabilities	149,925

Net Assets	$1,518,812,674

Cost of Investments:
Investments in unaffiliated issuers	$552,155,679
Investments in affiliated issuers	19,270,470

Total cost of investments	$571,426,149

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Statement of Operations

For the Year Ended December 31, 2016

Investment Income
Interest income – unaffiliated issuers (Note 2)	$14,697
Dividend income – unaffiliated issuers (Note 2)	33,907,540
Dividend income – affiliated issuers (Note 2)	103,204
Foreign taxes withheld	(113,540)

Total Investment Income (Loss)	33,911,901

Expenses
Advisory fee (Note 4)	694,126
Miscellaneous expenses	282

Total Expenses	694,408

Expenses waived/reimbursed by the Adviser (Note 4)	(34,127)

Net Expenses	660,281

Net Investment Income (Loss)	33,251,620

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment – unaffiliated issuers	101,427,862
Investment – affiliated issuers	137,149
Futures contracts	4,398,097

Net realized gain (loss)	105,963,108

Net change in unrealized appreciation/depreciation on:
Investment – unaffiliated issuers	34,394,354
Investment – affiliated issuers	200,241
Futures contracts	(542,910)

Net change in unrealized appreciation/depreciation	34,051,685

Net realized and unrealized gain (loss)	140,014,793

Net Increase (Decrease) in Net Assets from Operations	$173,266,413

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Statements of Changes in Net Assets

	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$33,251,620	$54,312,342
Net realized gain (loss)	105,963,108	587,220,571
Net change in unrealized appreciation/depreciation	34,051,685	(590,185,467)

Net increase (decrease) in net assets resulting from operations	173,266,413	51,347,446

Capital Transactions:
Contributions	116,324,014	240,295,137
Withdrawals	(372,376,185)	(369,462,446)
In-kind redemptions (Note 6)	–	(1,189,904,577)

Net increase (decrease) in net assets from capital transactions	(256,052,171)	(1,319,071,886)

Net Increase (Decrease) in Net Assets During the Period	(82,785,758)	(1,267,724,440)

Net Assets at Beginning of Period	1,601,598,432	2,869,322,872

Net Assets at End of Period	$1,518,812,674	$1,601,598,432

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Financial Highlights

The following table includes selected supplemental data and ratios to average net assets:

	Year Ended 12/31/16	Year Ended 12/31/15		Year Ended 12/31/14		Year Ended 12/31/13		Year Ended 12/31/12
Total return(a)	11.90%	1.41%		13.62%		32.30%		15.97%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,518,813	$1,601,598		$2,869,323		$2,739,594		$2,055,241
Ratios to average net assets:
Total expenses	0.05%	0.05%		0.05%		0.05%		0.05%
Net expenses	0.04%	0.05%		0.05%		0.05%		0.05%
Net investment income (loss)	2.18%	2.00%		1.98%		2.05%		2.26%
Portfolio turnover rate	5%	7	%(b)	2	%(b)	4	%(b)	9	%(b)

(a)	Results represent past performance and are not indicative of future results.

(b)	The portfolio turnover rate excludes in-kind security transactions (Note 6).

See accompanying notes to financial statements.

State Street Master Funds

State Street Equity 500 Index Portfolio

Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Master Funds (the “Trust”) a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of December 31, 2016 the Trust consists of six (6) series (and corresponding classes, each of which have the same rights and privileges, including voting rights), each of which represents a separate series of beneficial interest in the Trust. The State Street Equity 500 Index Portfolio (the “Portfolio”) is authorized to issue unlimited number of non transferable beneficial interest. The financial statements herein relate only to:

Fund	Commencement of Operations	Diversification Classification
State Street Equity 500 Index Portfolio	March 1, 2000	Diversified

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees of the Trust (the “Board”). The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments.

State Street Master Funds

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2016

Valuation techniques used to value the Portfolio’s investments by major category are as follows:

•

Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•

Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.

•

Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Various inputs are used in determining the value of the Portfolio’s investments.

The Portfolio values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the

State Street Master Funds

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2016

asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Portfolio had no transfers between levels for the period ended December 31, 2016.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Non-cash dividends received in the form of stock are recorded as dividend income at fair value.

Distributions received by the Portfolio may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.

Expenses

Certain expenses, which are directly identifiable to a specific Portfolio, are applied to that Portfolio within the Trust. Other expenses which cannot be attributed to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Portfolios within the Trust.

3.	Derivative Financial Instruments

Futures Contracts

The Portfolio may enter into futures contracts to meet its objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does

State Street Master Funds

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2016

not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.

For the period ended December 31, 2016, the Portfolio entered into futures contracts for cash equitization, return enhancement and facilitate daily liquidity.

The following tables summarize the value of the Portfolio’s derivative instruments as of December 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities and Statement of Operations, presented by primary underlying risk exposure:

Liability Derivatives

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street Equity 500 Index Portfolio
Futures Contracts(a)	$–	$–	$–	$(192,675)	$–	$(192,675)

(a)	Unrealized appreciation on open futures contracts. The Statements of Assets and Liabilities only reflects the current day’s net variation margin.

Net Realized Gain (Loss)

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street Equity 500 Index Portfolio
Futures Contracts	$–	$–	$–	$4,398,097	$–	$4,398,097

Net Change in Unrealized Appreciation (Depreciation)

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street Equity 500 Index Portfolio
Futures Contracts	$–	$–	$–	$(542,910)	$–	$(542,910)

4. Fees and Transactions with Affiliates

Advisory Fees

The Portfolio has entered into an Investment Advisory Agreement with SSGA Funds Management, Inc. (The “Adviser” or “SSGA FM”), a subsidiary of State Street Corporation and an affiliate of State Street

State Street Master Funds

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2016

Bank and Trust Company (“State Street”), under which SSGA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations.

During the period ended December 31, 2016 SSGA FM voluntarily agreed to waive fees of $34,127.

Administrator, Custodian, Sub-Administrator and Transfer Agent Fees

SSGA FM serves as administrator and State Street, an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent to the Portfolio. In compensation for SSGA FM’s services as investment adviser and administrator and for State Street’s services as custodian, sub-administrator and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.05% of the Portfolio’s average daily net assets.

Other Transactions with Affiliates

The Portfolio may invest in affiliated entities, including securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Portfolio owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended December 31, 2016 are disclosed in the Schedule of Investments.

In December 2015, State Street, the Portfolio’s custodian, announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

The Portfolio was impacted by this matter. During all or part of the 18-year review period, the Portfolio had expense limitation agreements in place whereby the Adviser waived its fee and/or reimbursed operating expenses in order to maintain a stated total expense ratio. The net asset value (NAV) of the Portfolio with such expense limitation agreements would not have been impacted by the overcharging since the Adviser would have waived its fee or reimbursed the Portfolio for any additional operating expense above the limitation. Management analyzed the revised invoicing information, by year, to determine which amounts, including interest, should be retained by the Portfolio and which amounts represented additional expenses for which the Adviser waived its fee or reimbursed the Portfolio. The amounts in the table below represent the refunded expenses and interest retained by the Portfolio for the periods in question.

Refunded Custody Expense*	Interest*	Total	% of Net Assets at December 31, 2016
$65,550	$385	$65,935	0.0	%**

*	Refunded Custody and Interest appear on the Statements of Operations in Advisory fee – Net and Interest income, respectively.
**	Amount is less than 0.05%

State Street Master Funds

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2016

5. Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Portfolio. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6. Investment Transactions

Purchases and sales of investments (excluding short term investments) for the period ended December 31, 2016, were as follows:

Name of Fund	Purchases	Sales
State Street Equity 500 Index Portfolio	$73,809,246	$278,153,542

In-Kind Redemption

On October 30, 2015, five hundred and three (503) securities totaling $1,164,494,980 at market value and $25,409,596 in cash were transferred by way of an in-kind distribution of 41.53% of the net assets of the Portfolio and realized gains of $511,603,703. The transfer is disclosed on the Statements of Changes in Net Assets.

7. Income Tax Information

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio files federal and various state and local tax returns as required. No income tax returns are currently under examination. The federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Portfolio’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

At December 31, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Equity 500 Index Portfolio	$571,426,149	$960,797,885	$15,203,025	$945,594,860

State Street Master Funds

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2016

8. Line of Credit

The Portfolio and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2017 unless extended or renewed. Prior to October 13, 2016, the Participants could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in agreements.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. Prior to October 13, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The Portfolio had no outstanding loans during the period ended December 31, 2016.

9. Risks

Concentration Risk

As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolio’s investments more than if the Portfolio were more broadly diversified.

Market and Credit Risk

In the normal course of business, the Portfolio trades financial instruments and enters into transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Owners of Beneficial Interest of State Street Master Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

State Street Master Funds

State Street Equity 500 Index Portfolio

Other Information (Unaudited)

December 31, 2016

EXPENSE EXAMPLE

As a shareholder of a Portfolio, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Portfolio’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
State Street Equity 500 Index Portfolio	0.05%	$1,078.20	$0.26	$1,024.90	$0.25

(a)	Expenses are equal to the Portfolio’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 366.

State Street Master Funds

State Street Equity 500 Index Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Proxy Voting Policies and Procedures

The Portfolio has adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Portfolio have adopted to determine how to vote proxies relating to portfolio securities are contained in the Portfolio’s Statement of Additional Information, which is available (i) without charge, upon request, by calling the Portfolio at 1-800-997-7327, (ii) on the SEC’s website at www.sec.gov, or (iii) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Portfolio voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-800-997-7327 (toll free), or (2) on the website of the SEC at www.sec.gov.

Quarterly Portfolio Schedule

The Portfolio will file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Portfolio’s semi-annual and annual financial statements. The Portfolio’s Form N-Q is available (i) without charge, upon request, by calling the Portfolio at 1-800-997-7327, (ii) on the SEC’s website at www.sec.gov, or (iii) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

State Street Master Funds

State Street Equity 500 Index Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustee Considerations in Approving Continuation of

Investment Advisory Agreements1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the “Board”) of the State Street Master Funds and State Street Institutional Investment Trust (each a “Trust” and together, the “Trusts”), met on April 14-15, 2016 and May 19-20, 2016, including in Executive Sessions attended by the Independent Trustees, to consider a proposal to approve, with respect to each portfolio series of each Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully.2 The Independent Trustees were separately represented by co-counsel who are independent of the Adviser in connection with their consideration of approval of the Advisory Agreements. Following the April 14-15, 2016 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 19-20, 2016 meeting. The Independent Trustees considered, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent third-party provider of investment company data, which includes for each Fund:

•

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2015, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

[1]	Over the course of more than 15 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustees before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.
[2]	Certain Funds had either recently commenced operations or had yet to commence operations, and as such, the Advisory Agreement was not up for renewal with respect to such Funds.

State Street Master Funds

State Street Equity 500 Index Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

•	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider;

•	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

•	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•

Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds, as applicable; and

•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser, including its investment strategies and processes;

•	Information concerning the allocation of brokerage; and

•	Information regarding the procedures and processes used to value the assets of the Funds.

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	Information relating to compliance with and the administration of each Code of Ethics adopted by the Adviser;

•	A copy of the Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Adviser; and

•	Information regarding the Adviser’s risk management processes.

Other Relevant Information

•	Information concerning the nature, quality and cost of services provided to the Funds by SSGA FM in its capacity as the Fund’s Administrator;

State Street Master Funds

State Street Equity 500 Index Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

•

Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, sub-administrator, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•

Draft responses to a letter from Joseph P. Barri, LLC, co-counsel along with the law firm of Sullivan & Worcester LLP (together, “Independent Counsel”) to the Independent Trustees, reviewed prior to such date by Independent Counsel, requesting specific information from each of:

•

SSGA FM, in its capacity as the Funds’ Adviser and Administrator, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

•

State Street Bank and Trust Company (“State Street”), the sub-administrator, custodian, transfer agent, securities lending agent, and shareholder services for the Funds, with respect to its operations relating to the Funds; and

•

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under SEC Rule 12b-1;

•

Information from SSGA FM, State Street and the Distributor with respect to State Street Master Funds and State Street Institutional Investment Trust providing any material changes to the previous information supplied in response to the letter from Joseph P. Barri, LLC prior to the Executive Sessions of the Board on May 19-20, 2016;

•

Materials provided by Broadridge Financial Solutions, Inc., the successor by acquisition to the producer of Lipper materials used in previous years (“Broadridge”), circulated to the Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single

State Street Master Funds

State Street Equity 500 Index Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on May 19-20, 2016 the Board, including a majority of the Independent Trustees, voted to approve the adoption of, as applicable, and the continuation of the Advisory Agreements effective June 1, 2016, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreements, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of credit, interest-rate and currency risks.

The Board reviewed the compliance programs of SSGA FM and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2015 by evaluating the performance of the Funds’ feeder fund.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each operational Fund is satisfactory or better (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

State Street Master Funds

State Street Equity 500 Index Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee, including the portion attributable to administrative services provided by SSGA FM, and total expense ratio (both before and after giving effect to any expense caps), as compared to its “Expense Group” and “Expense Universe,” as constructed by Broadridge, and the related Broadridge analysis for each of the Funds. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by SSGA FM and Affiliated Service Providers, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Funds. The Board noted that the Adviser does not currently have “soft dollar” arrangements in effect for trading the Funds’ investments.

The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

State Street Master Funds

State Street Equity 500 Index Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Conclusions

In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the respective Advisory Agreement.

Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of each Fund and its respective shareholders, and (2) the rates payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

State Street Master Funds

State Street Equity 500 Index Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, And Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected:1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan(1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.

State Street Master Funds

State Street Equity 500 Index Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, And Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc.; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14

March 2001 to April 2002, Chairman (1996 to March

2001, President and Chief

Executive Officer),

Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present), Chairman, (January 2014 – present).

				78

State Street Master Funds

State Street Equity 500 Index Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, And Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	78	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	78
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	78

State Street Master Funds

State Street Equity 500 Index Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, And Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

State Street Master Funds

State Street Equity 500 Index Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers: (continued)
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about Portfolio’s directors and is available, without charge, upon request and by calling 1-800-997-7327.

Trustees

Michael F. Holland

Michael A Jessee

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Equity 500 Index Portfolio State Street Bank and Trust Company P.O. Box 5049 Boston, MA 02206	SSIITEQ5002AR IBG-22811

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-800-997-7327. Please read the offering document carefully before investing in the Portfolio.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, SSGA Funds (the “Trust” or “Registrant”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code”). That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that the Registrant files with, or submits to, the U.S. Securities Exchange Commission (the “SEC”) and in other public communications made by the Registrant; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and (5) accountability for adherence to the Code. As of the end of the period covered by the report, the Code was combined with other mutual funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). The Registrant has not made any amendments to the Code that relates to any element of the code of ethics definition set forth in Item 2(b) of Form N-CSR during the covered period. The Registrant has not granted any waivers from any provisions of the Code during the covered period. A copy of the Registrant’s Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Trust’s Board of Trustees (the “Board”) has determined that the Trust has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its audit committee (the “Audit Committee”): Messrs. Michael F. Holland and Richard D. Shirk. Each of the “audit committee financial experts” is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or the Board.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended August 31, 2017 and August 31, 2016, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“E&Y”), the Trust’s principal accountant, for the audit of the Trust’s annual financial statements or services normally provided by E&Y in connection with the Trust’s statutory and regulatory filings and engagements were $171,120 and $166,000, respectively.

(b)	Audit-Related Fees

For the fiscal years ended August 31, 2017 and August 31, 2016, there were no fees for assurance and related services by E&Y reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

For the fiscal years ended August 31, 2017 and August 31, 2016, the aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns were $54,075 and $75,600, respectively.

(d)	All Other Fees

For the fiscal years ended August 31, 2017 and August 31, 2016, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Trust, other than the services reported in paragraphs (a) through (c).

For the fiscal years ended August 31, 2017 and August 31, 2016, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee were approximately $7,777,372 and $7,722,372, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Trust’s Audit Committee Charter states the following with respect to pre-approval procedures:

The Audit Committee shall have the following duties and powers:

•	To pre-approve engagements by a Trust’s independent auditor for non-audit services to be rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

•

To establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required by paragraph (b) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to the requirement that the decision of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Audit Committee at its next scheduled meeting;

Alternate Pre-Approval Procedure:

•	The Chairperson, or a Co-Chairperson, of the Audit Committee is authorized to pre-approve any engagement involving the Trust’s independent auditors to the same extent as the Audit Committee. Any pre-approval decision by the Chairperson, or a Co-Chairperson, under the foregoing authority shall be presented to the Audit Committee at its next scheduled meeting.

(e)(2)	Percentages of Services

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f)	Not applicable.

(g)	Total Fees Paid By Adviser and Certain Affiliates

For the fiscal years ended August 31, 2017 and August 31, 2016, the aggregate non-audit fees billed by E&Y for services rendered to the Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust were approximately $28,718,894 and $25,696,758, respectively.

(h)	E&Y notified the Trust’s Audit Committee of all non-audit services that were rendered by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Trust, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Trust’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Schedule of Investments.

(a)	Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Trust’s second fiscal quarter of the period covered by this Form N-CSR filing that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)	Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable to the Registrant.

(b)	Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: SSGA FUNDS

By:	/s/ Ellen M. Needham
Ellen M. Needham
President

Date: November 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President (Principal Executive Officer)

Date:	November 2, 2017

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer (Principal Financial and Accounting Officer)

Date:	November 2, 2017